1933 Act File No. 002-62797

1940 Act File No. 811-02871

UNITED STATES

SECURITIES & EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 42	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Post-Effective Amendment No. 41	☒

LORD ABBETT DEVELOPING GROWTH FUND, INC.

Exact Name of Registrant as Specified in Charter

90 Hudson Street, Jersey City, New Jersey	07302-3973
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number:  (800) 201-6984

Lawrence B. Stoller, Esq.

Vice President and Assistant Secretary

90 Hudson Street, Jersey City, New Jersey  07302-3973

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐                                    immediately on filing pursuant to paragraph (b)

☒                                  on December 1, 2007 pursuant to paragraph (b)

☐                                    60 days after filing pursuant to paragraph (a) (1)

☐                                    on (date) pursuant to paragraph (a) (1)

☐                                    75 days after filing pursuant to paragraph (a) (2)

☐                                    on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

☐                                    this post-effective amendment designates a new effective date for a  previously filed post effective amendment

Lord Abbett
Developing Growth Fund

PROSPECTUS

DECEMBER 1, 2007

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

TABLE OF CONTENTS

THE FUND

WHAT YOU SHOULD KNOW ABOUT THE FUND	Goal	2

	Principal Strategy	2

	Main Risks	3

	Performance	4

	Fees and Expenses	7

	Additional Investment Information	9

	Management	11

YOUR INVESTMENT

INFORMATION FOR MANAGING YOUR FUND ACCOUNT	Choosing a Share Class	12

	Sales Charges	17

	Retirement and Benefit Plan Investors	24

	Fee-Based Program Investors	26

	Other Information About Retirement and Benefit Plans and Fee-Based Programs	27

	Financial Intermediary Compensation	29

	Purchases	36

	Exchanges	37

	Redemptions	38

	Distributions and Taxes	40

	Automatic Services for Fund Investors	42

	Other Services for Fund Investors	42

	Other Information for Fund Investors	44

FINANCIAL INFORMATION

Financial Highlights	50

ADDITIONAL INFORMATION

HOW TO LEARN MORE ABOUT THE FUND AND OTHER LORD ABBETT FUNDS	Back Cover

THE FUND

GOAL

The Fund's investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.

PRINCIPAL STRATEGY

To pursue its goal, the Fund primarily invests in the common stocks of companies with above-average, long-term growth potential. The Fund uses a bottom-up investment research approach, which means that it focuses on the investment fundamentals of companies, rather than reacting to stock market events. The Fund is broadly diversified over many industries and economic sectors. Under normal circumstances, the Fund invests at least 65% of its net assets in equity securities of small companies. A small company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000® Index, a widely-used benchmark for small-cap stock performance. As of June 30, 2007, the market capitalization range of the Russell 2000® Index was $120 million to $3.3 billion. This range varies daily. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

The Fund may invest up to 10% of its net assets in foreign securities that are primarily traded outside the United States. This limitation does not include American Depositary Receipts ("ADRs").

The Fund tries to identify companies that it believes are strongly positioned in the developing growth phase. We define this as the period of swift development after a company's start-up phase when growth occurs at a rate rarely equaled by established companies in their mature years. Of course, because the actual growth of a company cannot be foreseen, we may not always be correct in our judgment.

We, the Fund, or Developing Growth Fund refers to Lord Abbett Developing Growth Fund, Inc.
Lord, Abbett & Co. LLC or Lord Abbett refers to the Fund's investment adviser.
About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.
A bottom-up investment research approach is based on in-depth analysis of a company's financial statements, business strategy, management competence and overall industry trends, among other factors. Companies might be identified from investment research analysis or personal knowledge of their products and services.

THE FUND

DEVELOPING GROWTH FUND

MAIN RISKS

The Fund is subject to the general risks and considerations associated with equity investing. This means the value of your investment in the Fund will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Fund invests.

The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market.

Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. In addition, there may be less liquidity in small company stocks, subjecting them to greater price fluctuations than larger company stocks. Investing in small companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

Investments in foreign securities may present increased market, liquidity, currency, political, information and other risks.

The Fund may engage in active and frequent trading of its portfolio securities to achieve its principal investment strategies and may be expected to have a portfolio turnover rate in excess of 100%. For the fiscal year ended July 31, 2007, the portfolio turnover rate for the Fund was 224.72%. A high portfolio turnover rate could result in high trading costs and an increase in taxable capital distributions to Fund shareholders.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

Growth stocks generally exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level. They tend to be more volatile than slower-growing value stocks.

THE FUND

DEVELOPING GROWTH FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class F, R2, and R3 shares since these classes have not completed a full calendar year of operations.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 4th Q '98 +28.3%  Worst Quarter 3rd Q '02 -23.8%

The total return of the Fund's Class A shares for the nine-month period from January 1, 2007 to September 30, 2007 was 30.55%.

SYMBOLS:
CLASS A	LAGWX
CLASS B	LADBX
CLASS C	LADCX
CLASS F	LADFX
CLASS P	LADPX
CLASS R2	LADQX
CLASS R3	LADRX

THE FUND

DEVELOPING GROWTH FUND

The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, C, and P* shares are not shown in the table and will vary from those shown for Class A shares.

*As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs (as defined below). See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

THE FUND

DEVELOPING GROWTH FUND

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	5 Years	10 Years	Life of Fund(1)
Class
Class A Shares Return Before Taxes	6.00%	4.40%	6.39%	–
Return After Taxes on Distributions†	1.80%	3.52%	5.16%	–
Return After Taxes on Distributions and Sale of Fund Shares†	5.33%	3.41%	4.87%	–
Class B Shares	7.96%	4.82%	6.33%	–
Class C Shares	11.72%	5.03%	6.36%	–
Class F Shares(2)	–	–	–	–
Class P Shares	12.31%	5.57%	–	4.55%
Class R2 Shares(2)	–	–	–	–
Class R3 Shares(2)	–	–	–	–
Index
Russell 2000® Growth Index(3) (reflects no deduction for fees, expenses, or taxes)	13.35%	6.93%	4.88%	4.02%(4)

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

  (1)  The date of inception for Class P shares is 1/5/98.

  (2)  Class F, R2, and R3 shares have not completed a full calendar year of operations. Consequently, there are no returns to report for these share classes.

  (3)  The performance of the unmanaged index is not necessarily representative of the Fund's performance.

  (4)  Represents total return for the period 1/5/98 to 12/31/06, to correspond with the Class P period shown.

THE FUND

DEVELOPING GROWTH FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table	Class
	A	B(1)	C	F	P	R2	R3
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	5.75%(2)	None	None	None	None	None	None
Maximum Deferred Sales Charge (See "Sales Charges")(3)	None(4)	5.00%	1.00%(5)	None	None	None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")(6)	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%
Distribution and Service (12b-1) Fees(7)	0.35%	1.00%	1.00%	0.10%	0.45%	0.60%	0.50%
Other Expenses(8)	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%
Total Operating Expenses	1.19%	1.84%	1.84%	0.94%	1.29%	1.44%	1.34%

  (1)  Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

  (2)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Sales Charges – Class A Share Front-End Sales Charges" for more information.

  (3)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value ("NAV") at the time of the redemption or the NAV when the shares were originally purchased.

  (4)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made without a sales charge. See "Your Investment – Sales Charges – Class A Share CDSC" for more information.

  (5)  A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

  (6)  "Management Fees" are payable to Lord Abbett for the Fund's investment management.

  (7)  "12b-1 Fees" are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (8)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

THE FUND

DEVELOPING GROWTH FUND

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' Prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable CDSC) would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$689	$931	$1,192	$1,935
Class B Shares	$687	$879	$1,195	$1,989
Class C Shares	$287	$579	$995	$2,159
Class F Shares	$96	$300	$520	$1,155
Class P Shares	$131	$409	$708	$1,556
Class R2 Shares	$147	$456	$787	$1,724
Class R3 Shares	$136	$425	$734	$1,613

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$689	$931	$1,192	$1,935
Class B Shares	$187	$579	$995	$1,989
Class C Shares	$187	$579	$995	$2,159
Class F Shares	$96	$300	$520	$1,155
Class P Shares	$131	$409	$708	$1,556
Class R2 Shares	$147	$456	$787	$1,724
Class R3 Shares	$136	$425	$734	$1,613

THE FUND

ADDITIONAL INVESTMENT INFORMATION

This section describes some of the investment techniques that might be used by the Fund and some of the risks associated with those techniques. None of these techniques are principal investment strategies of the Fund.

Adjusting Investment Exposure. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

Depositary Receipts. The Fund may invest in ADRs and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars and ADRs are traded in the U.S. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S., including increased market, liquidity, currency, political, information, and other risks.

Foreign Securities. The Fund may invest in foreign securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.

Temporary Defensive Investments. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and

THE FUND

instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.

Information on Portfolio Holdings. The Fund's Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Fund's portfolio holdings, including a complete schedule of holdings. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters.

In addition, on or about the first day of the second month following each calendar quarter-end, the Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Fund also may make publicly available other portfolio related information within 15 days following the end of each calendar month for which such information is made available. Such information may include: a list of the largest portfolio positions; portfolio commentaries; portfolio performance attribution information; "fact sheets" or similar updates; and certain other information regarding one or more portfolio positions. This information will remain available until the schedule, list, commentary, fact sheet, performance attribution or other information for the next month is publicly available. You may view this information for the most recently ended calendar quarter or month at www.lordabbett.com under the Fund's holdings tab or request a copy at no charge by calling Lord Abbett at 888-522-2388.

From time to time, a portfolio manager, analyst, or other Lord Abbett employee may express observations and/or opinions regarding macroeconomic, geopolitical, market sector, industry, issuer-specific, or other developments. The observations and/or opinions expressed by such person do not necessarily represent the observations and/or opinions of Lord Abbett or any other person associated with Lord Abbett. Any such observations and/or opinions are subject to change at any time for any reason, and Lord Abbett disclaims any responsibility to update such observations and/or opinions. These observations and/or opinions may not be relied upon as investment advice and, because investment decisions for Lord Abbett Funds are based on multiple factors, may not be relied upon as any indication of trading intent on behalf of any Lord Abbett Fund.

For more information on the Fund's policies and procedures with respect to the disclosure of its portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies – Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.

THE FUND

MANAGEMENT

Board of Directors. The Board oversees the management of the business and affairs of the Fund. The Board meets regularly to review the Fund's portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. More than 75 percent of the Board members are independent of Lord Abbett.

Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board's approval is available in the Fund's Semiannual Report to Shareholders for each six-month period ending January 31.

Investment Adviser. The Fund's investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $116 billion in 55 mutual funds and other advisory accounts as of September 28, 2007.

Investment Managers. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. The Statement of Additional Information contains additional information about investment manager compensation, other accounts managed, and ownership of Fund shares.

F. Thomas O'Halloran, Partner and Investment Manager, is primarily responsible for the day-to-day management of the Fund. Mr. O'Halloran joined Lord Abbett in 2001 from Dillon Read/UBS Warburg, where he served as Executive Director/Senior Research Analyst. Mr. O'Halloran is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1987. He has been a member of the investment team since 2001.

Management Fee. Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The management fee is calculated daily and payable monthly at the following annual rate:

0.75% on the first $100 million of average daily net assets; and
0.50% on average daily net assets over $100 million.

For the fiscal year ended July 31, 2007, the management fee paid to Lord Abbett was at an annual effective rate of 0.53% of the Fund's average daily net assets. In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at the annual rate of 0.04% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

THE FUND

YOUR INVESTMENT

CHOOSING A SHARE CLASS

The Fund offers in this Prospectus seven classes of shares: Class A, B, C, F, P, R2, and R3 shares. Each class represents investments in the same portfolio of securities, but each has different expenses, dividends, eligibility requirements, and sales charges. Share class offerings are broadly grouped into three purchase categories:

•  Retirement and Benefit Plans. Investors investing through Retirement and Benefit Plans are offered Class A, R2, and R3 shares, and in certain limited circumstances, Class P shares. Actual share class availability is determined by your plan and your plan service provider. See "Retirement and Benefit Plan Investors" for more information.

•  Fee-Based Programs. Investors in Fee-Based Programs are offered Class A and F shares, and in certain limited circumstances, Class P shares. Actual share class availability is determined by your program sponsor. See "Fee-Based Program Investors" for more information.

•  All Other Investors. Class A, B, and C shares are offered to individual investors, certain retirement plans, and other investors not qualifying for one of the other two categories above.

You may purchase shares at the NAV per share determined after we receive your purchase order submitted in proper form, plus any applicable sales charge. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information, see "Purchases" and "Other Information for Fund Investors – Procedures Required by the USA PATRIOT Act." We reserve the right to modify, restrict, or reject any purchase

Retirement and Benefit Plans include qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans, but do not include Individual Retirement Accounts ("IRAs"), unless explicitly stated elsewhere in the Prospectus.
Lord Abbett offers a variety of retirement plans. Call 888-522-2388 for information about:
• Traditional, Rollover, Roth, and Education IRAs
• SIMPLE IRAs, SEP-IRAs, 401(k) and 403(b) accounts
• Defined Contribution Plans
Fee-Based Programs include Fee-Based Advisory Programs and Fee-in-Lieu-of-Commission Programs sponsored or offered by Financial Intermediaries. In Fee-Based Advisory Programs, a Financial Intermediary provides a fee-based investment advisory program or service (including mutual fund wrap programs). In Fee-in-Lieu-of-Commission Programs, a Financial Intermediary bundles together a suite of services, such as brokerage, investment advice, research, and account management, and the client pays a fee based on the total asset value of the client's account for all or a specified number of transactions, including mutual fund purchases, in the account during a certain period.

YOUR INVESTMENT

order or exchange request if the Fund or Lord Abbett Distributor LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

You should read this section carefully to determine which class of shares is best for you and discuss your selection with your Financial Intermediary. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. You should make a decision only after considering various factors, including the expected effect of any applicable sales charges and the level of class expenses on your investment over time, the amount you wish to invest, the length of time you plan to hold the investment, your qualification for any waiver of a sales load or fee reduction, whether you plan to take any distributions in the near future, and the availability of the share class for purchase. You should consult with your investment professional or Financial Intermediary about comparative pricing of investor services available under each available share class, the compensation that will be received by your investment professional or Financial Intermediary in connection with each available share class, and other factors that may be relevant to your choice of share class in which to invest.

If you are thinking about rolling over retirement plan assets to an IRA, if you think you may be moving from one plan to another, or if there is a change related to your Financial Intermediary, there may be limitations on your ability to make additional purchases of shares of a particular class. Purchases or sales through a participating Retirement and Benefit Plan or Fee-Based Program must be consistent with the procedures for the plan or program. Records relating to such purchases or sales are maintained by, or on behalf of, the plan or the program sponsor.

Lord Abbett Distributor LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.
Financial Intermediaries include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants, insurance companies, Fee-Based Program sponsors, and certain Retirement and Benefit Plans.
Share Class Considerations for Individual Investors. If you are considering investing $100,000 or more in Class B shares, in almost all cases it will be more economical for you to choose Class A shares because of the reduced sales charge and lower ongoing annual expenses of Class A shares.
If your investment horizon is limited, an investment in Class C shares may be more appropriate than Class B shares. Class C shares are sold without a front-end sales charge and the CDSC does not apply to shares redeemed after the first anniversary of the purchase.
If you plan to invest a large amount and your investment horizon is five years or more, Class A shares may be more advantageous than Class C shares. The higher ongoing annual expenses of Class C shares may cost you more over the longer term than the front-end sales charge you would pay on larger purchases of Class A shares.

YOUR INVESTMENT

Share Classes. The following table compares key features of the Fund's classes. You should review the Fee Table and Example at the front of this Prospectus carefully before choosing your share class. Your Financial Intermediary can help you decide which class meets your goals. Not all share classes may be available through your Financial Intermediary. Your Financial Intermediary may receive different compensation depending upon which class you choose.

For more information on selecting a share class, see "Classes of Shares" in the Statement of Additional Information.

continued on next page

Class
	A	B	C	F	P(1)	R2	R3
Key features	• Front-end sales charge
• You may qualify for reduction or waiver of front-end sales charge
• Generally lower annual expenses than Class B and Class C
	• Generally higher dividends than Class B and Class C	• No front-end sales charge • CDSC declines over time • Converts to Class A after approximately 8 years • Generally higher annual expenses than Class A • Generally lower dividends than Class A	• No front-end sales charge • CDSC for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A • Generally lower dividends than Class A	• No front-end sales charge or CDSC • Only offered to eligible Fee-Based Programs	• No front-end sales charge or CDSC • Only offered on a limited basis through certain Financial Intermediaries and Retirement and Benefit Plans	• No front-end sales charge or CDSC • Only offered to eligible Retirement and Benefit Plans	• No front-end sales charge or CDSC • Only offered to eligible Retirement and Benefit Plans

Front-end sales charge	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	None	None	None	None	None	None

YOUR INVESTMENT

Class
	A	B	C	F	P(1)	R2	R3
CDSC	1.00% on certain purchases of $1 million or more (see "Sales Charges – Class A Share CDSC"); waived under certain circumstances	Up to 5.00% charged when you redeem shares. The charge is reduced over time and there is no CDSC after sixth anniversary; waived under certain circumstances	1.00% if you redeem before the first anniversary of purchase; waived under certain circumstances	None	None	None	None

Annual distribution and/or service fees(2)	0.35% of average daily net assets	1.00% of average daily net assets	1.00% of average daily net assets	0.10% of average daily net assets	0.45% of average daily net assets	0.60% of average daily net assets	0.50% of average daily net assets

Exchange privilege(3)(4)	Class A shares of most Lord Abbett Funds	Class B shares of most Lord Abbett Funds	Class C shares of most Lord Abbett Funds	Class F shares of applicable Lord Abbett Funds	Class P shares of applicable Lord Abbett Funds	Class R2 shares of applicable Lord Abbett Funds	Class R3 shares of applicable Lord Abbett Funds

  (1)  As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs. See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

  (2)  The Rule 12b-1 plan provides that the maximum payments that may be authorized by the Board for Class A shares are 0.50%; for Class P shares, 0.75%; and for Class B, C, F, R2, and R3 shares, 1.00%. The Fund may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution (as defined below) waives part of the compensation. In such cases, the Fund will not require payment of any otherwise applicable CDSC.

  (3)  Ask your Financial Intermediary about the Lord Abbett Funds available for exchange.

  (4)  Shareholders may be able to transfer shares of one class of the Fund for shares of another class (e.g., Class A to Class F, or Class R2 to Class A) subject to the eligibility requirements for the other share class and any applicable sales load or CDSC. The transaction will be based on the respective NAV of each class as of the trade date for the exchange. Consequently, the transferring shareholder may receive fewer shares or more shares than originally owned, depending on that day's NAVs. Please contact your Financial Intermediary for additional information on how to move your shares into another share class.

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Investment Minimums. Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account. For investors purchasing Class F, R2, and R3 shares through Retirement and Benefit Plans or Fee-Based Programs offered by Financial Intermediaries, the minimums that apply to the plans or programs may apply instead of those shown below.

See "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

Investment Minimums — Initial/Additional Investments(1)

Class
	A	B	C	F	P(2)	R2	R3
General	$1,000/No minimum	$1,000/No minimum	$1,000/No minimum	No minimum	No minimum	No minimum	No minimum
IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/No minimum	$250/No minimum	$250/No minimum	N/A	N/A	N/A	N/A
SIMPLE IRAs	No minimum	No minimum	No minimum	N/A	N/A	N/A	N/A
Invest-A- Matic	$250/ $50	$250/ $50	$250/ $50	N/A	N/A	N/A	N/A

  (1)  Consult your Financial Intermediary for more information.

  (2)  As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs. See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

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SALES CHARGES

Class A Share Front-End Sales Charges. You buy Class A shares at the offering price, which is the NAV plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund's distributions or dividends you reinvest in additional Class A shares. The table below shows the rate of sales charge you pay, depending on the amount you purchase.

Front-End Sales Charges — Class A Shares

Your Investment	As a % of Offering Price	As a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer's Concession (% of Offering Price)
Less than $50,000	5.75%	6.10%	.9425	5.00%
$50,000 to $99,999	4.75%	4.99%	.9525	4.00%
$100,000 to $249,999	3.95%	4.11%	.9605	3.25%
$250,000 to $499,999	2.75%	2.83%	.9725	2.25%
$500,000 to $999,999	1.95%	1.99%	.9805	1.75%
$1,000,000 and over	No Sales Charge		1.0000	†

  †  See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

Note: The above percentages may vary for particular investors due to rounding.

Reducing Your Class A Share Front-End Sales Charges. As indicated in the above chart, you may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the Fund or your Financial Intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a

Please inform the Fund or your Financial Intermediary at the time of your purchase of Fund shares if you believe you qualify for a reduced front-end sales charge.

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related party have holdings of Eligible Funds in other accounts with your Financial Intermediary or with other Financial Intermediaries that may be combined with your current purchases in determining the sales charge as described below, you must let the Fund or your Financial Intermediary know. You may be asked to provide supporting account statements or other information to allow us or your Financial Intermediary to verify your eligibility for a discount. If you or your Financial Intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

•  Rights of Accumulation – A Purchaser may combine the value at the current public offering price of Class A, B, C, and P shares of any Eligible Fund already owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase. Class F, R2, and R3 share holdings may not be combined for these purposes.

•  Letter of Intention – A Purchaser may combine purchases of Class A, B, C, and P shares of any Eligible Fund the Purchaser intends to make over a 13-month period in determining the applicable sales charge. Current holdings under Rights of Accumulation may be included in a Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated up to 90 days. Class F, R2, and R3 share holdings may not be combined for these purposes.

The term "Purchaser" includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) Retirement and Benefit Plans including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, and 457(b) plan sponsored by a governmental entity, non-profit

Eligible Fund. An "Eligible Fund" is any Lord Abbett-sponsored fund except for (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria.
Authorized Institutions are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 plan. Lord Abbett Distributor is an Authorized Institution.

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organization, school district or church to which employer contributions are made, as well as SIMPLE IRA plans and SEP-IRA plans; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in IRAs, as a sole participant of a Retirement and Benefit Plan sponsored by the individual's business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in Retirement and Benefit Plans sponsored by a business owned by either or both of them. A Retirement and Benefit Plan under item (3) includes all qualified Retirement and Benefit Plans of a single employer and its consolidated subsidiaries, and all qualified Retirement and Benefit Plans of multiple employers registered in the name of a single bank trustee. A Purchaser may include holdings of Class A, B, C, and P shares of Eligible Funds as described above in accounts with Financial Intermediaries for purposes of calculating the front-end sales charges.

For more information on eligibility for these privileges, read the applicable sections in the Application and the Statement of Additional Information. This information also is available at www.lordabbett.com or by calling Lord Abbett at 888-522-2388 (at no charge).

Class A Share Purchases Without a Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

•  purchases of $1 million or more,

•  purchases by Retirement and Benefit Plans with at least 100 eligible employees,

•  purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases,

•  purchases made with dividends and distributions of Class A shares of another Eligible Fund,

•  purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for Class A shares,

•  purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

•  purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees in connection with Fee-Based

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Programs, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases,

•  purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

•  purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or

•  purchases involving the concurrent sale of Class B or C shares of the Fund related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSC (although the broker-dealer may pay on behalf of the investor or reimburse the investor for any such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge.

See the Statement of Additional Information for a listing of other categories of purchases that qualify for Class A share purchases without a front-end sales charge.

These categories may be subject to a CDSC.

CDSC

A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under certain Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

  1.  shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

  2.  shares held for six years or more (Class B), or one year or more after the month of purchase (Class A), or one year or more (Class C)

  3.  shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary after the month of their purchase (Class A) or before the first anniversary of their purchase (Class C)

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Class A Share CDSC. If you buy Class A shares of the Fund under one of the starred ( ) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 12th month after the month in which you initially purchased those shares, a CDSC of 1% normally will be collected.

The Class A share CDSC generally will not be assessed under the following circumstances:

•  benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under Retirement and Benefit Plans (documentation may be required);

•  redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds;

•  redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that were initially entered into prior to December 2002; or

•  Eligible Mandatory Distributions under 403(b) plans and IRAs.

Benefit Payment Documentation. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Purchases."
Eligible Mandatory Distributions. If Class A or B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class A or B share investment bears to the total investment.

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Class B Share CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

CDSC — Class B Shares

Anniversary of the day on which the purchase order was accepted(1)		CDSC on redemption (as % of amount subject to charge)
On	Before
	1st anniversary	5.0%
1st anniversary	2nd anniversary	4.0%
2nd anniversary	3rd anniversary	3.0%
3rd anniversary	4th anniversary	3.0%
4th anniversary	5th anniversary	2.0%
5th anniversary	6th anniversary	1.0%
On or after the 6th anniversary(2)		None

  (1)  The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

  (2)  Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares. Conversions will occur as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Lord Abbett Fund
After the eighth anniversary of your purchase payment	In the same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	After the shares originally acquired would have converted into Class A shares

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Class C Share CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.

Class B Share CDSC and Class C Share CDSC. The Class B share CDSC and Class C share CDSC generally will not be assessed under the following circumstances:

•  benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess contribution or distribution under Retirement and Benefit Plans (documentation may be required)

•  Eligible Mandatory Distributions under 403(b) plans and individual retirement accounts

•  death of the shareholder

•  redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

See "Automatic Services for Fund Investors" for more information.

A broker-dealer may pay on behalf of an investor or reimburse an investor for a CDSC otherwise applicable in the case of transactions involving purchases through such broker-dealer where the investor is concurrently selling his or her holdings in Class B or C shares of the Fund and buying Class A shares of that Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability.

Reinvestment Privilege. If you redeem shares of the Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund between the 31st and 60th day of the redemption without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

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RETIREMENT AND BENEFIT PLAN INVESTORS

Eligible Investors: Retirement and Benefit Plans. Retirement and Benefit Plans with plan-level or fund-level omnibus accounts held on the books of the Fund generally may be eligible to invest in Class A, R2, and R3 shares, and in certain limited circumstances, Class P shares:

•  Class A Shares. Eligible Retirement and Benefit Plans may open an account and purchase Class A shares of the Fund by contacting any Financial Intermediary authorized to sell the Fund's shares. Your plan may be eligible for front-end sales charge waivers. See "Sales Charges – Class A Share Front-End Sales Charges" for more information.

•  Class R2 and R3 (together known also as "Class R") Shares. Class R shares generally are available through:

m  certain employer-sponsored Retirement and Benefit Plans offering funds from multiple fund families as investment options where the employer, administrator, recordkeeper, sponsor, related person, Financial Intermediary, or other appropriate party has entered into an agreement to make Class R2 or R3 shares available to plan participants; or

m  dealers that have entered into certain approved agreements with Lord Abbett Distributor.

Class R shares are also available for orders made by or on behalf of a Financial Intermediary for clients participating in an IRA rollover program sponsored by the Financial Intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or 529 college savings plans.

•  Class P Shares. As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans with the following exceptions:

m  New Retirement and Benefit Plans that are considering selecting Class P shares as a plan option but did not do so by October 1, 2007 may invest in Class P shares if they select Class P shares as a plan option by March 31, 2008, provided that the selection is based on a proposal or recommendation that can be shown to have been presented to the plan on or prior to October 1, 2007.

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m  New Retirement and Benefit Plans using recordkeepers that were unable to convert their systems to trade Class R shares by October 1, 2007 may invest in Class P shares until March 31, 2008.

Shareholders that held Class P shares as of October 1, 2007 may continue to hold their Class P shares and may make additional purchases. Class P shares may be redeemed at NAV by existing shareholders, or may be exchanged for shares of another class provided applicable eligibility requirements and sales charges for the other share class are satisfied. Class P shares are also available for orders made by or on behalf of a Financial Intermediary for clients participating in an IRA rollover program sponsored by the Financial Intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Additional Information Concerning Class R Shares.

•  Transfers Between Certain Retirement and Benefit Plans. Class R shares generally are available for transfers between certain Retirement and Benefit Plans offering one or both classes of Class R2 or R3 shares of Lord Abbett Funds as investment options. If a Retirement and Benefit Plan invested in Class R2 or R3 shares moves to another plan service provider or Financial Intermediary that is not eligible to hold, or authorized to sell, Class R2 or R3 shares, the Retirement and Benefit Plan may be required to liquidate its Class R2 or R3 shares.

•  Transfers to Another Share Class. A Retirement and Benefit Plan may be able to transfer Class A, B, C, or P shares of the Fund (or any other share class that the Fund may designate) to Class R shares of the Fund if the plan satisfies the eligibility requirements for Class R shares, and subject to any applicable sales charge or CDSC.

•  IRA Rollovers. Generally, IRA rollovers by plan participants will not be eligible for reinvestment in Class R shares. However, if the rollover involves an in-kind transfer of Class R shares, the new account may continue to hold such Class R shares, but will not be allowed to make new purchases of Class R shares. Plan participants with beneficial interests in Class R shares may invest assets from Retirement and Benefit Plans in Class A, B, C, or F shares through an IRA rollover, provided that the investment meets the eligibility requirements for the particular share class. Rollovers invested in Class A, B, or C shares will be subject to applicable sales charges. Additional conditions also may apply to the transfer of shares into an IRA rollover account, and your Financial Intermediary may charge you a transaction-based

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or other fee for its services. These conditions and fees are in addition to those imposed by the Fund and its affiliates. In addition, the options and services available to you may be different from those discussed in this Prospectus. You should ask your Financial Intermediary about its services and any applicable fees.

•  Sales Charge Discounts. A Retirement and Benefit Plan or current or former plan participant will not be entitled to combine Class R shares with the shares of any other share class of the Lord Abbett Funds for purposes of calculating the applicable sales charge on any Class A share purchases.

FEE-BASED PROGRAM INVESTORS

Eligible Investors: Fee-Based Programs. Class A and F shares, and in certain limited circumstances, Class P shares, are available for purchases by or on behalf of Financial Intermediaries for clients in certain Fee-Based Programs:

•  Class A Shares. Investors in Fee-Based Programs may purchase Class A shares by contacting their Financial Intermediaries. You may be eligible for front-end sales charge waivers. See "Sales Charges – Class A Share Front-End Sales Charges" for more information.

•  Class F Shares. Class F shares generally are available to investors participating in Fee-Based Programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor and to investors that are clients of certain registered investment advisers ("RIAs") that have an agreement with Lord Abbett Distributor, if it so deems appropriate.

•  Class P Shares. As of October 1, 2007, Class P shares are closed to substantially all new Fee-Based Programs, with the exception of the Citigroup/Smith Barney TRAK program. Shareholders that held Class P shares as of October 1, 2007 may continue to hold their Class P shares and may make additional purchases. Class P shares may be redeemed at NAV by existing shareholders, or may be exchanged for shares of another class provided applicable eligibility requirements and sales charges for the other share class are satisfied.

Additional Information Concerning Class F Shares. Class F shares generally are available in connection with the following:

•  Transfers Involving Fee-Based Programs of Financial Intermediaries or Accounts Held at RIAs Offering Class F Shares as Investment Options. If an investor moves his or her account from one Fee-Based Program or RIA offering Class F shares of the Lord Abbett Funds to another Fee-Based

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Program or RIA also offering Class F shares of the Lord Abbett Funds, the investor will be able to continue his investment in Class F shares and make new purchases of Class F shares. However, if an investor moves his or her account to a Fee-Based Program or RIA that does not offer Class F shares of Lord Abbett Funds as investment options, or otherwise holds assets from such an account other than in a Fee-Based Program or with an RIA that offers Class F shares, the investor may continue to hold the existing Class F shares but will not be allowed to make new purchases of Class F shares. If the investor later moves his or her account to another Fee-Based Program that offers Class F shares, the investor will be allowed to make new Class F share purchases. Alternatively, an investor may invest assets formerly invested in Class F shares in Class A, B, or C shares, provided that the investment meets the eligibility requirements for the particular share class and subject to applicable sales charges.

•  Transfers of Existing Holdings. Sponsors of Fee-Based Programs or RIAs that decide to offer Class F shares may be able to convert Class A or P shares of a Lord Abbett Fund (or any other share class that the Fund may designate) to Class F shares of the fund if the Fee-Based Program or the account placed with the RIA satisfies the eligibility requirements for Class F shares. Applicable sales charges, if any, will apply. A Fee-Based Program or an RIA will not be entitled to combine Class F shares with the shares of any other share class of the Lord Abbett Funds for purposes of calculating the applicable sales charges on any Class A share purchases the program or RIA may make. Consult your Financial Intermediary to determine whether Class F shares may be a suitable investment.

OTHER INFORMATION ABOUT RETIREMENT AND BENEFIT PLANS AND FEE-BASED PROGRAMS

Limitations on Fund Availability and Services. Purchase, redemption, and exchange privileges may differ when you are investing through certain Retirement and Benefit Plans or Fee-Based Programs because you may not be able to exchange into a Lord Abbett Fund or other fund that is not offered in your plan or program. Similarly, you may be able to move your retirement plan investment into an IRA account, but you may only make future purchases to the extent that you meet any eligibility requirements for the share class into which you have transferred. Financial Intermediaries may choose to impose qualification requirements for plans that differ from the Fund's share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Fund is not responsible for, and has no control over, the decision of any Financial

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Intermediary to impose such differing requirements. You should discuss purchase, redemption, and exchange options with your Financial Intermediary to determine whether you qualify for a waiver of sales charges on any class of shares offered. If you do qualify, another class of shares may be more appropriate for you. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for plan participants. You should be aware that your investment professional may receive different compensation depending upon the class in which you invest. Please consult with your Financial Intermediary for more information about available share classes.

Purchases, Redemptions, and Exchanges. Participants in Retirement and Benefit Plans must contact their sponsor, plan service provider, or Financial Intermediary to purchase, redeem or exchange shares, or to request detailed information about eligibility to purchase shares and the portability of such shares. Typically, no minimum investment is required for Retirement and Benefit Plans or Fee-Based Programs investing in Class F, R2, or R3 shares. Financial Intermediaries may establish requirements as to the purchase, redemption, or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus and the Fund's Statement of Additional Information. Financial Intermediaries may choose to impose share class parameters different from those set forth in this Prospectus and the Fund's Statement of Additional Information. Additionally, investor services may only be available to plan participants through a plan service provider, plans may require separate applications, and plans' policies and procedures may be different from those described in this Prospectus. The Fund is not responsible for, and has no control over, the decision of any Financial Intermediary to impose such differing requirements. Eligible qualified Retirement and Benefit Plans or Fee-Based Programs can exchange their Class A, F, P, R2, or R3 shares for Eligible Funds, in keeping with the limitations described above. Be sure to read the current Prospectus for any fund into which you are exchanging. Please see the Statement of Additional Information for details and limitations on moving investments in certain share classes to different share classes, and on moving investments held in certain accounts to different accounts.

Additional Services. Financial Intermediaries may provide some of the shareholder servicing and account maintenance services required by Retirement and Benefit Plan accounts and their plan participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for plan service providers to provide other investment or administrative services. Financial Intermediaries may charge Retirement and Benefit Plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, Retirement and Benefit Plans may charge

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plan participants for certain expenses. These fees and additional amounts are in addition to those imposed by the Fund and its affiliates, and could reduce your investment return in Fund shares. For questions about such accounts, contact your employee benefits office, plan service provider, or other Financial Intermediary that provides recordkeeping and shareholder services for your account.

Other Considerations. With respect to Class A, F, P, R2, and R3 shares held through certain Retirement and Benefit Plans and Fee-Based Programs, Lord Abbett and its affiliates may have other relationships with Financial Intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. If your plan service provider provides these services, Lord Abbett or the Fund may compensate it for these services. In addition, your Financial Intermediary may have other relationships with Lord Abbett or its affiliates that are not related to the Fund. See "Financial Intermediary Compensation – Payments for Recordkeeping, Networking, and Other Services" for more information.

FINANCIAL INTERMEDIARY COMPENSATION

As part of a plan for distributing shares, the Fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the Fund's shares and service its shareholder accounts. Additionally, your broker-dealer or agent may charge you a fee to effect transactions in Fund shares.

As shown in the table "Fees and Expenses" above, sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Fund out of its assets. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than

12b-1 fees are payable regardless of expenses. The amounts paid by the Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee paid to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the excess amount of the fee.

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paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:

	Class
Fee*	A	B	C	F	P	R2	R3
Service	0.25%	0.25%	0.25%	—	0.20%	0.25%	0.25%
Distribution	0.10%	0.75%	0.75%	0.10%	0.25%	0.35%	0.25%

  *  The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating NASD sales charge limitations.

Lord Abbett may pay 12b-1 fees to Financial Intermediaries or use the fees for other distribution purposes, including revenue sharing.

Sales Activities. The Fund may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the shares of a particular class for activities that are primarily intended to result in the sale of shares of such class. These activities include, but are not limited to, printing of Prospectuses and Statements of Additional Information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional payments to Authorized Institutions, maintenance of shareholder accounts, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

Service Activities. Lord Abbett may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts or certain Retirement and Benefit Plans. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

Dealer Concessions on Class A Share Purchases With a Front-End Sales Charge. See "Sales Charges – Class A Share Front-End Sales Charges" for more information.

Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:

•  purchases of $1 million or more;

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•  purchases by certain Retirement and Benefit Plans with at least 100 eligible employees; or

•  purchases for certain Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the plans in connection with multiple fund family recordkeeping platforms and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases ("Alliance Arrangements").

Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares will be included for purposes of calculating the breakpoints in the Schedule below and the amount of the concessions payable with respect to the Class A shares investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, any CDSC that might otherwise have applied to any such purchase will be waived. Any waiver must be authorized by the Financial Intermediary firm and the registered representative.

Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

Dealer Concession Schedule — Class A Shares

(for Certain Purchases Without a Front-End Sales Charge)

The dealer concession received is based on the amount of the Class A share investment as follows:

Class A Investments	Front-End Sales Charge*	Dealer's Concession
First $5 million	None	1.00%
Next $5 million above that	None	0.55%
Next $40 million above that	None	0.50%
Over $50 million	None	0.25%

  *  Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 12th month after the month in which the shares were initially purchased. For Alliance Arrangements involving Financial Intermediaries offering multiple fund families to Retirement and Benefit Plans, the CDSC normally will be collected only when a plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the plan is invested.

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Class B Shares. Lord Abbett Distributor may pay Financial Intermediaries selling Class B shares a commission of 4.00% of the purchase price of the Class B shares they sell and Lord Abbett Distributor will retain any applicable CDSC. Financial Intermediaries also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class C Shares. Lord Abbett Distributor may pay Financial Intermediaries selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell and Lord Abbett Distributor will retain any applicable CDSC and an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Financial Intermediaries until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Financial Intermediaries will then receive an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class F, P, R2, and R3 Shares. Class F, P, R2, and R3 shares are purchased at NAV with no front-end sales charge and no CDSC when redeemed. See "Retirement and Benefit Plan Investors," "Fee-Based Program Investors," and "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. In addition to the various sales commissions, concessions and 12b-1 fees described above, Lord Abbett, Lord Abbett Distributor and the Fund may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and out of its own resources (including revenues from advisory fees and 12b-1 fees) and without additional cost to the Fund or the Fund's shareholders. This compensation from Lord Abbett is not reflected in the fees and expenses listed above in the Fee Table section of this Prospectus. The payments may be for:

•  marketing and/or distribution support for Dealers;

•  the Dealers' and their investment professionals' shareholder servicing efforts;

•  training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

•  certain information regarding Dealers and their investment professionals;

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•  sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

•  the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

•  certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

Some of these payments are sometimes called "revenue sharing" payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forgo the portion of front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

Lord Abbett or Lord Abbett Distributor may benefit from revenue sharing if the Dealer features the Fund in its sales system (such as by placing the Fund on its preferred fund list or giving access on a preferential basis to members of the Financial Intermediary's sales force or management). In addition, Lord Abbett Distributor may agree to participate in the Dealer's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Lord Abbett personnel may make presentations on the Fund to the intermediary's sales force). To the extent the Dealers sell more shares of the Fund or retain shares of the Fund in their clients' accounts, Lord Abbett receives greater management and other fees due to the increase in the Fund's assets. Although a Dealer may request additional compensation from Lord Abbett to offset costs incurred by the Dealer servicing its clients, the Dealer may earn a profit on these payments, if the amount of the payment exceeds the Dealer's costs.

Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any

YOUR INVESTMENT

additional payments to Dealers. These factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets attributable to the Dealer and/or its investment professionals. For certain relationships entered into before February 1, 2006 with Dealers selling the Lord Abbett Funds in connection with variable insurance products, Lord Abbett or Lord Abbett Distributor may make payments up to 0.15% of the related Lord Abbett Funds' assets and/or sales. These maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.

Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

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The Fund's portfolio transactions are not used to compensate Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealers based on their ability to provide the best net results from the transaction to the Fund. If Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

Payments for Recordkeeping, Networking, and Other Services. In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, Lord Abbett and Lord Abbett Distributor may have other relationships with Financial Intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. The Fund generally may pay recordkeeping fees for services provided to plans where the account is a plan-level or fund-level omnibus account and plan participants have the ability to determine their investments in particular mutual funds. If your intermediary provides these services, Lord Abbett or the Fund may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Lord Abbett or Lord Abbett Distributor that are not related to the Fund.

For example, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping or other subadministrative services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, Prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees Lord Abbett Funds pay are designed to compensate Financial Intermediaries for such services.

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The Lord Abbett Funds may also pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

•  establishing and maintaining individual accounts and records;

•  providing client account statements; and

•  providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Fund to the transfer agent, which would otherwise provide these services.

Financial Intermediaries may charge additional fees or commissions other than those disclosed in this Prospectus, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than the discussion above and in the Fund's Statement of Additional Information. You may ask your Financial Intermediary about any payments it receives from Lord Abbett or the Fund, as well as about fees and/or commissions it charges.

PURCHASES

Retirement and Benefit Plan Investors. You must place all orders to purchase Fund shares through the Financial Intermediary administering your Retirement and Benefit Plan. For more information on how to purchase Fund shares or for the limitations on the amount that may be purchased, please consult your Financial Intermediary. See "Retirement and Benefit Plan Investors" and "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

Fee-Based Program Investors. You must place all orders to purchase Fund shares through the Financial Intermediary offering your Fee-Based Program. For more information on how to purchase Fund shares or for the limitations on the amount that may be purchased, please consult your Financial Intermediary. See "Fee-Based Program Investors" and "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

All Other Investors. Initial purchases of Class A, B, and C shares may be made through any Financial Intermediary that has a sales agreement with Lord Abbett Distributor, or you can fill out the Application and send it to the Fund at the address stated below. Contact your Financial Intermediary for initial purchases of Class F, P, R2, or R3 shares. See "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information. You should note that your purchases and other transactions may be subject to review and verification on an ongoing basis. Please carefully read the paragraph below titled

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"Proper Form" before placing your order to ensure that your order will be accepted.

Lord Abbett Developing Growth Fund
P.O. Box 219336
Kansas City, MO 64121

Proper Form. An initial purchase order submitted directly to the Fund must contain: (1) a completed application with all applicable requested information; and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Fund at 888-522-2388.

See "Procedures Required by the USA PATRIOT Act" for more information.

EXCHANGES

Retirement and Benefit Plan Investors. You may be able to exchange shares of a class of the Fund for shares of the same class of an Eligible Fund, subject to restrictions and procedures contained in your Retirement and Benefit Plan. You must place all orders to exchange Fund shares through the Financial Intermediary administering your Retirement and Benefit Plan. For more information on how to exchange Fund shares or on the limitations applicable to exchanges, please consult your Financial Intermediary. See "Retirement and Benefit Plan Investors" and "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

Fee-Based Program Investors. You may be able to exchange shares of a class of the Fund for shares of the same class of an Eligible Fund, subject to restrictions and procedures contained in your Fee-Based Program. You must place all orders to exchange Fund shares through the Financial Intermediary offering your Fee- Based Program. For more information on how to exchange Fund shares or on the limitations applicable to exchanges, please consult your Financial Intermediary. See "Fee-Based Program Investors" and "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

All Other Investors. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing, by telephone, with proper identification,

Exchange Limitations. As described under "Choosing a Share Class," we reserve the right to modify, restrict or reject any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interests of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

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by calling 888-522-2388. The Fund must receive instructions for the exchange before the close of the New York Stock Exchange, Inc. ("NYSE") on the day of your call or online request to get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and may create a taxable situation for you. See "Distributions and Taxes" for more information. Be sure to read the current Prospectus for any fund into which you are exchanging. Please see the Fund's Statement of Additional Information for details and limitations on moving investments in certain share classes to different share classes, and on moving investments held in certain accounts to different accounts. You should also consult your Financial Intermediary if you have any questions.

REDEMPTIONS

Retirement and Benefit Plan Investors. You may redeem Fund shares subject to restrictions and procedures established by your Retirement and Benefit Plan. You must place all orders to redeem Fund shares through the Financial Intermediary administering your Retirement and Benefit Plan. For more information on how to redeem Fund shares or for the limitations on redemptions, please consult your Financial Intermediary. See "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

Fee-Based Program Investors. You may redeem Fund shares subject to restrictions and procedures established by your Fee-Based Program. You must place all orders to redeem Fund shares through the Financial Intermediary offering your Fee-Based Program. For more information on how to redeem Fund shares or for the limitations on redemptions, please consult your Financial Intermediary. See "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

All Other Investors. Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. Contact your Financial Intermediary for redemptions involving Class F, P, R2, or R3 shares. For more information, please call 888-522-2388. To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC," "Class C Share CDSC," and "Class B Share CDSC and Class C Share CDSC."

Small Accounts. The Board may authorize closing any account in which there are fewer than 25 shares if it is in the Fund's best interest to do so.

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By Broker. Call your investment professional for instructions on how to redeem your shares.

By Telephone. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 888-522-2388.

Online. If you have direct account access privileges, you may submit a redemption request online by logging onto www.lordabbett.com and entering your account information and personal identification data.

By Mail. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

Through a Financial Intermediary. Your Financial Intermediary may process a redemption on your behalf. Your Financial Intermediary will be responsible for furnishing all necessary documents to Lord Abbett and may charge you for this service.

If you have direct account access privileges, redemption proceeds may be paid by electronic transfer via an automated clearing house deposit to your bank account on record with the Fund; otherwise, normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation, please call 888-522-2388.

Eligible Guarantor is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.
Guaranteed Signature. An acceptable form of guarantee would be as follows:
• In the case of an estate -
Robert A. Doe Executor of the Estate of John W. Doe
[Date]

• In the case of a corporation -ABC Corporation
Mary B. Doe
By Mary B. Doe, President [Date]

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A Guaranteed Signature is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

•  a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation);

•  a redemption check payable to anyone other than the shareholder(s) of record;

•  a redemption check to be mailed to an address other than the address of record;

•  a redemption check payable to a bank other than the bank we have on file; or

•  a redemption for $50,000 or more.

Redemptions in Kind. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES

The following discussion is general. Because everyone's tax situation is unique, you should consult your tax advisor regarding the effect that an investment in the Fund may have on your particular tax situation, including the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

The Fund expects to pay you dividends from its net investment income annually and to distribute any net capital gains annually.

All distributions, including dividends from net investment income, will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. Retirement and Benefit Plan accounts may not receive distributions in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct the Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest

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will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.

For U.S. federal income tax purposes the Fund's distributions generally are taxable to shareholders, other than tax-exempt shareholders (including certain Retirement and Benefit Plan shareholders, as discussed below), regardless of whether paid in cash or reinvested in additional Fund shares. Distributions of net investment income and short-term capital gains are taxable as ordinary income; however, certain qualified dividends that the Fund receives and distributes may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned Fund shares. Any sale, redemption, or exchange of Fund shares may be taxable.

If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

Shareholders that are exempt from U.S. federal income tax, such as Retirement and Benefit Plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, in the case of Fund shares held through a nonqualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of Fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose Retirement and Benefit Plan invests in the Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a Retirement and Benefit Plan generally are taxable to plan participants as ordinary income.

You must provide your Social Security number or other taxpayer identification number to the Fund along with certifications required by the Internal Revenue Service when you open an account. If you do not or it is otherwise legally required to do so, the Fund will withhold 28% "backup withholding" tax from your distributions, sale proceeds, and any other payments to you.

Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year.

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AUTOMATIC SERVICES FOR FUND INVESTORS

Retirement and Benefit Plan and Fee-Based Program Investors. You should consult your Financial Intermediary about automatic services that may be offered through your Retirement and Benefit Plan or Fee-Based Program.

All Other Investors. Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 888-522-2388.

OTHER SERVICES FOR FUND INVESTORS

Retirement and Benefit Plan and Fee-Based Program Investors. You should consult your Financial Intermediary about other services that may be offered through your Retirement and Benefit Plan or Fee-Based Program.

All Other Investors. The following additional services are offered to individual investors as well as investors not qualifying for another investment category.

For investing

Invest-A-Matic* (Dollar-cost averaging)	You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into your Fund account by means of automatic money transfers from your bank checking account. See the Application for instructions.

Div-Move*	You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

  *  In the case of Financial Intermediaries maintaining accounts in omnibus recordkeeping environments or in nominee name that aggregate the underlying accounts' purchase orders for Fund shares, the minimum subsequent investment requirements described above will not apply to such underlying accounts.

For selling shares

Systematic Withdrawal Plan ("SWP")	You can make regular withdrawals from most Lord Abbett-sponsored funds. Automatic cash withdrawals will be paid to you from your account in fixed or variable amounts. To establish an SWP, the value of your shares for Class A or C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of an SWP established for certain Retirement and Benefit Plans, for which there is no minimum. Your shares must be in non-certificate form.

Class B and C Shares	The CDSC will be waived on redemptions of up to 12% of the current NAV of your account at the time of your SWP request. For SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation. Redemption proceeds due to an SWP for Class B and C shares will be redeemed in the order described under "CDSC" under "Sales Charges."

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Telephone and Online Purchases and Redemptions. Shareholders, other than shareholders who hold their shares in an account maintained by a broker-dealer, may have direct account access privileges with the Fund, which allows shareholders to purchase or redeem shares by telephone or online. For new accounts, you may obtain direct account access privileges by completing the Account Application (including providing your bank information) and indicating that you wish telephone or online trading privileges. For existing accounts, you may obtain telephone or online trading privileges by submitting an Application for ACH Electronic Funds Transfer.

Transactions by telephone or online may be difficult to submit during times of drastic economic or market changes or during other times where communications may be difficult. When initiating a transaction by telephone or online, shareholders should be aware of the following considerations:

•  Security. The Fund and its service providers employ verification and security measures for your protection. You should note, however, that any person with access to your account and other personal information (including personal identification number) may be able to submit instructions by telephone or online. The Fund will not be liable for relying on instructions submitted by telephone or online that the Fund reasonably believes to be genuine.

•  Online Confirmation. The Fund is not responsible for online transaction requests that may have been sent but not received in good order. Requested transactions received by the Fund in good order are confirmed at the completion of the order and your requested transaction will not be processed unless you receive the confirmation message.

•  No Cancellations. You will be asked to verify the requested transaction and may cancel the request before it is submitted to the Fund. The Fund will not cancel a transaction submitted once it has been received (in good order) and is confirmed at the end of the telephonic or online transaction.

•  Insufficient Account Value. If you request a redemption transaction for a specific amount and your account value at the time the transaction is processed is less than the requested redemption amount, the Fund will deem your request as a request to liquidate your entire account.

Telephone and Online Transactions. For your security, telephone and online transactions requests are recorded. We will take measures to verify the identity of the person calling or submitting a request online, such as asking for your name, account number, personal identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone or online that it reasonably believes to be genuine.

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•  Insufficient Funds. If you request a purchase and your bank account does not have sufficient funds to complete the transaction at the time it is presented to your bank, your requested transaction will be reversed and you will be subject to any and all losses, fees and expenses incurred by the Fund in connection with processing the insufficient funds transaction. The Fund reserves the right to liquidate all or a portion of your account to cover such losses, fees and expenses.

Account Statements. Every investor automatically receives quarterly account statements.

Householding. We have adopted a policy that allows us to send only one copy of the Fund's Prospectus, proxy material, Annual Report and Semiannual Report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 888-522-2388 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 888-522-2388.

Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

OTHER INFORMATION FOR FUND INVESTORS

Excessive Trading and Market Timing. The Fund is designed for long-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices ("frequent trading") may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund's investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including

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broad market moves that occur in the interim to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as "price arbitrage"). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see "Other Information for Fund Investors – Pricing of Fund Shares."

The Fund's Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund's policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment-strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Frequent Trading Policy and Procedures. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund) from an account will be prohibited from investing in the Fund in the account for 30 calendar days after the redemption (the "Policy"). The Policy applies to all redemptions and purchases for an account that are part of an exchange transaction or transfer of assets, but does not apply to the following types of transactions unless the Distributor determines in its sole

YOUR INVESTMENT

discretion that the transaction may be harmful to the Fund: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund's Invest-A-Matic and Systematic Withdrawal Plans); (2) Retirement and Benefit Plan payroll and/or employer contributions, loans and distributions; (3) purchases or redemptions by a "fund-of-funds" or similar investment vehicle that the Distributor in its sole discretion has determined is not designed to and/or is not serving as a vehicle for frequent trading; (4) purchases by an account that is part of a Fee-Based Program or mutual fund separate account program; and (5) purchases involving certain transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations; provided that the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

In addition to the Policy, we have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is inconsistent with the Policy. If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, frequent trading that may be harmful to the Fund, normally, we will notify the investor (and/or the investor's financial advisor) to cease all such activity in the account. If the activity occurs again, we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor (and/or the investor's financial advisor) to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a CDSC or result in tax consequences. As stated above, although we generally notify the investor (and/or the investor's financial advisor) to cease all activity indicative of frequent trading prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. While we attempt to apply the Policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection.

We recognize that Financial Intermediaries that maintain accounts in omnibus recordkeeping environments or in nominee name may not be able reasonably to apply the Policy due to systems limitations or other reasons. In these instances,

YOUR INVESTMENT

the Distributor may review the frequent trading policies and procedures that an individual Financial Intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. The Distributor also will seek the Financial Intermediary's agreement to cooperate with the Distributor's efforts to (1) monitor the Financial Intermediary's adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that the Distributor in its sole discretion deems adequate, and (2) stop any trading activity the Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a Financial Intermediary's application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by the Distributor and by certain other Financial Intermediaries. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the Financial Intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund's shares may be held by Financial Intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a Financial Intermediary, to our knowledge, in an omnibus environment or in nominee name, the Distributor will seek to receive sufficient information from the Financial Intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the Financial Intermediary and request it to provide the Distributor with additional transaction information so that the Distributor may determine if any investors appear to have engaged in frequent trading activity. The Distributor's monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures the Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the Financial Intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account

YOUR INVESTMENT

or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or may also terminate our relationship with the Financial Intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures the Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name. The nature of these relationships also may inhibit or prevent the Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries operating in omnibus environments typically have agreed to assess the CDSCs or assist the Distributor or the Fund in assessing them.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you – when you open an account, we will ask for your name, address, date of birth, Social Security number or similar number, and other information that will allow us to identify you. We will ask for similar information in the case of persons who will be signing on behalf of a legal entity that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your Application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

Pricing of Fund Shares. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

YOUR INVESTMENT

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.

Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted price, or the security is relatively illiquid. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

YOUR INVESTMENT

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

These tables describe the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2007 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

	Class A Shares
	Year Ended 7/31
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$17.80	$17.08	$13.78	$13.44	$11.11
Investment operations:
Net investment loss(a)	(.16)	(.16)	(.15)	(.14)	(.11)
Net realized and unrealized gain	5.33	1.09	3.45	.48	2.44
Total from investment operations	5.17	.93	3.30	.34	2.33
Distributions to shareholders from:
Net realized gain	(3.01)	(.21)	—	—	—
Net asset value, end of year	$19.96	$17.80	$17.08	$13.78	$13.44
Total Return(b)	32.03%	5.45%	23.95%	2.53%	20.97%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.19%	1.18%	1.20%	1.18%	1.29%
Expenses, excluding expense reductions	1.19%	1.18%	1.20%	1.18%	1.29%
Net investment loss	(.86)%	(.90)%	(1.00)%	(.94)%	(.95)%
Supplemental Data:
Net assets, end of year (000)	$553,180	$459,283	$497,282	$556,320	$609,041
Portfolio turnover rate	224.72%	168.74%	123.83%	115.55%	71.59%

  (a)  Calculated using average shares outstanding during the period.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

FINANCIAL INFORMATION

DEVELOPING GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Class B Shares
	Year Ended 7/31
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$16.67	$16.12	$13.09	$12.84	$10.69
Investment operations:
Net investment loss(a)	(.26)	(.26)	(.23)	(.22)	(.17)
Net realized and unrealized gain	4.95	1.02	3.26	.47	2.32
Total from investment operations	4.69	.76	3.03	.25	2.15
Distributions to shareholders from:
Net realized gain	(3.01)	(.21)	—	—	—
Net asset value, end of year	$18.35	$16.67	$16.12	$13.09	$12.84
Total Return(b)	31.23%	4.71%	23.15%	1.95%	20.11%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.84%	1.82%	1.84%	1.82%	1.92%
Expenses, excluding expense reductions	1.84%	1.82%	1.84%	1.82%	1.92%
Net investment loss	(1.52)%	(1.54)%	(1.64)%	(1.58)%	(1.58)%
Supplemental Data:
Net assets, end of year (000)	$50,855	$73,000	$108,443	$122,119	$141,698
Portfolio turnover rate	224.72%	168.74%	123.83%	115.55%	71.59%

  (a)  Calculated using average shares outstanding during the period.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

FINANCIAL INFORMATION

DEVELOPING GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Class C Shares
	Year Ended 7/31
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$16.74	$16.18	$13.14	$12.89	$10.73
Investment operations:
Net investment loss(a)	(.26)	(.26)	(.23)	(.22)	(.17)
Net realized and unrealized gain	4.96	1.03	3.27	.47	2.33
Total from investment operations	4.70	.77	3.04	.25	2.16
Distributions to shareholders from:
Net realized gain	(3.01)	(.21)	—	—	—
Net asset value, end of year	$18.43	$16.74	$16.18	$13.14	$12.89
Total Return(b)	31.14%	4.75%	23.14%	1.94%	20.13%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.84%	1.82%	1.84%	1.82%	1.92%
Expenses, excluding expense reductions	1.84%	1.82%	1.84%	1.82%	1.92%
Net investment loss	(1.52)%	(1.53)%	(1.64)%	(1.58)%	(1.58)%
Supplemental Data:
Net assets, end of year (000)	$59,056	$55,335	$59,522	$69,895	$87,959
Portfolio turnover rate	224.72%	168.74%	123.83%	115.55%	71.59%

  (a)  Calculated using average shares outstanding during the period.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

FINANCIAL INFORMATION

DEVELOPING GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

	Class P Shares
	Year Ended 7/31
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$17.64	$16.94	$13.68	$13.35	$11.05
Investment operations:
Net investment loss(a)	(.17)	(.18)	(.16)	(.15)	(.11)
Net realized and unrealized gain	5.26	1.09	3.42	.48	2.41
Total from investment operations	5.09	.91	3.26	.33	2.30
Distributions to shareholders from:
Net realized gain	(3.01)	(.21)	—	—	—
Net asset value, end of year	$19.72	$17.64	$16.94	$13.68	$13.35
Total Return(b)	31.84%	5.37%	23.83%	2.47%	20.81%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.29%	1.27%	1.29%	1.27%	1.37%
Expenses, excluding expense reductions	1.29%	1.27%	1.29%	1.27%	1.37%
Net investment loss	(.97)%	(.98)%	(1.09)%	(1.03)%	(1.03)%
Supplemental Data:
Net assets, end of year (000)	$74,312	$60,174	$68,293	$81,007	$89,452
Portfolio turnover rate	224.72%	168.74%	123.83%	115.55%	71.59%

  (a)  Calculated using average shares outstanding during the period.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

FINANCIAL INFORMATION

To Obtain Information:
By telephone. For shareholder account inquiries and for literature requests call the Fund at: 888-522-2388.
By mail. Write to the Fund at: The Lord Abbett Family of Funds 90 Hudson Street Jersey City, NJ 07302-3973
Via the Internet. Lord, Abbett & Co. LLC www.lordabbett.com
Text only versions of Fund documents can be viewed online or downloaded from the SEC: www.sec.gov.
You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending your request electronically to publicinfo@sec.gov.

ADDITIONAL INFORMATION

More information on the Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT

The Fund's Annual and Semiannual Reports contain more information about the Fund's investments and performance. The Annual Report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year. The Reports are available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this Prospectus). The SAI is available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

Lord Abbett Mutual Fund shares are
distributed by:
LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street
Jersey City, NJ 07302-3973

Lord Abbett Developing Growth Fund, Inc.

LADGF-2
(12/07)

SEC File Number: 811-02871

Lord Abbett
Developing Growth Fund

PROSPECTUS

CLASS I SHARES

DECEMBER 1, 2007

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

TABLE OF CONTENTS

THE FUND

WHAT YOU SHOULD KNOW ABOUT THE FUND	Goal	2

	Principal Strategy	2

	Main Risks	3

	Performance	4

	Fees and Expenses	6

	Additional Investment Information	7

	Management	9

YOUR INVESTMENT

INFORMATION FOR MANAGING YOUR FUND ACCOUNT	Availability of Class I Shares	11

	Purchases	12

	Redemptions	13

	Distributions and Taxes	15

	Other Services for Fund Investors	16

	Other Information for Fund Investors	18

FINANCIAL INFORMATION

Financial Highlights	28

ADDITIONAL INFORMATION

HOW TO LEARN MORE ABOUT THE FUND AND OTHER LORD ABBETT FUNDS	Back Cover

THE FUND

GOAL

The Fund's investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.

PRINCIPAL STRATEGY

To pursue its goal, the Fund primarily invests in the common stocks of companies with above-average, long-term growth potential. The Fund uses a bottom-up investment research approach, which means that it focuses on the investment fundamentals of companies, rather than reacting to stock market events. The Fund is broadly diversified over many industries and economic sectors. Under normal circumstances, the Fund invests at least 65% of its net assets in equity securities of small companies. A small company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000® Index, a widely-used benchmark for small-cap stock performance. As of June 30, 2007, the market capitalization range of the Russell 2000® Index was $120 million to $3.3 billion. This range varies daily. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

The Fund may invest up to 10% of its net assets in foreign securities that are primarily traded outside the United States. This limitation does not include American Depositary Receipts ("ADRs").

The Fund tries to identify companies that it believes are strongly positioned in the developing growth phase. We define this as the period of swift development after a company's start-up phase when growth occurs at a rate rarely equaled by established companies in their mature years. Of course, because the actual growth of a company cannot be foreseen, we may not always be correct in our judgment.

We, the Fund or Developing Growth Fund refers to Lord Abbett Developing Growth Fund, Inc.
Lord, Abbett & Co. LLC or Lord Abbett refers to the Fund's investment adviser.
About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.
A bottom-up investment research approach is based on in-depth analysis of a company's financial statements, business strategy, management competence and overall industry trends, among other factors. Companies might be identified from investment research analysis or personal knowledge of their products and services.

2

DEVELOPING GROWTH FUND

MAIN RISKS

The Fund is subject to the general risks and considerations associated with equity investing. This means the value of your investment in the Fund will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Fund invests.

The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market.

Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. In addition, there may be less liquidity in small company stocks, subjecting them to greater price fluctuations than larger company stocks. Investing in small companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

Investments in foreign securities may present increased market, liquidity, currency, political, information and other risks.

The Fund may engage in active and frequent trading of its portfolio securities to achieve its principal investment strategies and may be expected to have a portfolio turnover rate in excess of 100%. For the fiscal year ended July 31, 2007, the portfolio turnover rate for the Fund was 224.72%. A high portfolio turnover rate could result in high trading costs and an increase in taxable capital distributions to Fund shareholders.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

Growth stocks generally exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level. They tend to be more volatile than slower-growing value stocks.

THE FUND
3

DEVELOPING GROWTH FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class I shares from calendar year to calendar year.

Bar Chart (per calendar year) — Class I Shares

Best Quarter 4th Q '98 +28.4%  Worst Quarter 3rd Q '02 -23.7%

The total return of the Fund's Class I shares for the nine-month period from January 1, 2007 to September 30, 2007 was 30.93%.

SYMBOL:
CLASS I	LADYX

THE FUND
4

DEVELOPING GROWTH FUND

The table below shows how the average annual total returns of the Fund's Class I shares compared to those of a broad-based securities market index.

The after-tax returns of Class I shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	5 Years	Life of Fund(1)
Class
Class I Shares Return Before Taxes	12.86%	6.04%	5.25%
Return After Taxes on Distributions†	8.54%	5.17%	4.41%
Return After Taxes on Distributions and Sale of Fund Shares†	9.84%	4.85%	4.13%
Index
Russell 2000® Growth Index(2) (reflects no deduction for fees, expenses, or taxes)	13.35%	6.93%	4.17%

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

  (1)  The date Class I shares were first offered to the public was 12/30/97.

  (2)  The performance of the unmanaged index is not necessarily representative of the Fund's performance.

THE FUND
5

DEVELOPING GROWTH FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table	Class
I
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	none
Maximum Deferred Sales Charge	none
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")(1)	0.53%
Other Expenses(2)	0.31%
Total Operating Expenses	0.84%

  (1)  "Management Fees" are payable to Lord Abbett for the Fund's investment management.

  (2)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class I Shares	$86	$268	$466	$1,037

Your expenses would be the same if you did not redeem your shares.

THE FUND
6

ADDITIONAL INVESTMENT INFORMATION

This section describes some of the investment techniques that might be used by the Fund and some of the risks associated with those techniques. None of these techniques are principal investment strategies of the Fund.

Adjusting Investment Exposure. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

Depositary Receipts. The Fund may invest in ADRs and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars and ADRs are traded in the U.S. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S., including increased market, liquidity, currency, political, information, and other risks.

Foreign Securities. The Fund may invest in foreign securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.

Temporary Defensive Investments. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These

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securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.

Information on Portfolio Holdings. The Fund's Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Fund's portfolio holdings, including a complete schedule of holdings. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters.

In addition, on or about the first day of the second month following each calendar quarter-end, the Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Fund also may make publicly available other portfolio related information within 15 days following the end of each calendar month for which such information is made available. Such information may include: a list of the largest portfolio positions; portfolio commentaries; portfolio performance attribution information; "fact sheets" or similar updates; and certain other information regarding one or more portfolio positions. This information will remain available until the schedule, list, commentary, fact sheet, performance attribution or other information for the next month is publicly available. You may view this information for the most recently ended calendar quarter or month at www.lordabbett.com under the Fund's holdings tab or request a copy at no charge by calling Lord Abbett at 888-522-2388.

From time to time, a portfolio manager, analyst, or other Lord Abbett employee may express observations and/or opinions regarding macroeconomic, geopolitical, market sector, industry, issuer-specific, or other developments. The observations and/or opinions expressed by such person do not necessarily represent the observations and/or opinions of Lord Abbett or any other person associated with Lord Abbett. Any such observations and/or opinions are subject to change at any time for any reason, and Lord Abbett disclaims any responsibility to update such observations and/or opinions. These observations and/or opinions may not be relied upon as investment advice and, because investment decisions for Lord Abbett Funds are based on multiple factors, may not be relied upon as any indication of trading intent on behalf of any Lord Abbett Fund.

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For more information on the Fund's policies and procedures with respect to the disclosure of its portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies – Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.

MANAGEMENT

Board of Directors. The Board oversees the management of the business and affairs of the Fund. The Board meets regularly to review the Fund's portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. More than 75 percent of the Board members are independent of Lord Abbett.

Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board's approval is available in the Fund's Semiannual Report to Shareholders for each six-month period ending January 31.

Investment Adviser. The Fund's investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $116 billion in 55 mutual funds and other advisory accounts as of September 28, 2007.

Investment Managers. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. The Statement of Additional Information contains additional information about investment manager compensation, other accounts managed, and ownership of Fund shares.

F. Thomas O'Halloran, Partner and Investment Manager, is primarily responsible for the day-to-day management of the Fund. Mr. O'Halloran joined Lord Abbett in 2001 from Dillon Read/UBS Warburg, where he served as Executive Director/Senior Research Analyst. Mr. O'Halloran is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1987. He has been a member of the investment team since 2001.

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Management Fee. Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The management fee is calculated daily and payable monthly at the following annual rate:

0.75% on the first $100 million of average daily net assets; and
0.50% on average daily net assets over $100 million.

For the fiscal year ended July 31, 2007, the management fee paid to Lord Abbett was at an annual effective rate of 0.53% of the Fund's average daily net assets. In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at the annual rate of 0.04% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

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YOUR INVESTMENT

AVAILABILITY OF CLASS I SHARES

Who May Invest? Class I shares are currently available for purchase by the following entities:

•  Registered investment advisers ("Adviser") investing on behalf of clients, provided that the Adviser:

(i)  is not affiliated or associated with a broker or dealer primarily engaged in the retail securities business ("Broker-Dealer");

(ii)  derives its compensation for its services exclusively from its clients for such advisory services; and

(iii) has entered into an appropriate agreement with the Fund and/or Lord Abbett Distributor LLC for such purchases.

•  Institutional investors, such as retirement plans ("Plans"), companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $10 million, that were not introduced to Lord Abbett by persons associated with a Broker-Dealer.

•  Each registered investment company within the Lord Abbett Family of Funds that operates as a fund of funds and, at the discretion of Lord Abbett Distributor, other registered investment companies that are not affiliated with Lord Abbett and operate as a fund of funds.

In addition, Class I shares may be available for purchases by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with and agreeable to the Fund and/or Lord Abbett Distributor specifically for such purchases. Financial Intermediaries should contact Lord Abbett Distributor to determine whether the Financial Intermediary may be eligible for such purchases.

How Much Must You Invest? You may buy Fund shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our principal underwriter. Place your order with your investment dealer or send the money to the Fund (P.O. Box 219366, Kansas City, MO 64121).

Effective September 28, 2007, the Fund's Class Y shares were renamed Class I shares.
Lord Abbett Distributor LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.
Financial Intermediaries include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

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The minimum initial investment is $1 million, except for (1) certain purchases through or by Financial Intermediaries or Advisers that charge a fee for services that include investment advisory or management services, and (2) purchases by Plans meeting the eligibility requirements described in the preceding paragraph, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor, which reserves the right to reject any order.

PURCHASES

Proper Form. You may purchase Class I shares at the net asset value ("NAV") per share next determined after we receive your purchase order submitted in proper form. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. No sales charges apply.

An initial purchase order submitted directly to the Fund must contain: (1) a completed application with all applicable requested information and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Fund at 888-522-2388.

See "Procedures Required by the USA PATRIOT Act" for more information.

We reserve the right to modify, restrict or reject any purchase order or exchange request if the Fund or Lord Abbett Distributor determines that it is in the best interests of the Fund and its shareholders. All purchase orders are subject to our acceptance.

Buying Shares Through Your Dealer. Orders for shares received by the Fund prior to the close of the New York Stock Exchange ("NYSE"), or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

Buying Shares By Wire. To open an account, call 888-666-0022, Institutional Trading Department, to set up your account and to arrange a wire transaction. Wire to: UMB, N.A., Kansas City, routing number – 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class I shares and include

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your new account number and your name. To add to an existing account, wire to: UMB, N.A., Kansas City, routing number – 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class I shares and include your account number and your name.

REDEMPTIONS

Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 888-522-2388.

By Broker. Call your investment professional for instructions on how to redeem your shares.

By Telephone. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 888-522-2388.

Online. If you have direct account access privileges, you may submit a redemption request online by logging onto www.lordabbett.com and entering your account information and personal identification data.

By Mail. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

If you have direct account access privileges, redemption proceeds may be paid by electronic transfer via an automated clearing house deposit to your bank account on record with the Fund; otherwise, normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

Telephone and Online Transactions. For your security, telephone and online transactions requests are recorded. We will take measures to verify the identity of the person calling or submitting a request online, such as asking for your name, account number, personal identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone or online that it reasonably believes to be genuine.

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If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation, please call 888-522-2388.

A Guaranteed Signature is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

•  a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

•  a redemption check payable to anyone other than the shareholder(s) of record,

•  a redemption check to be mailed to an address other than the address of record,

•  a redemption check payable to a bank other than the bank we have on file, or

•  a redemption for $50,000 or more.

By Wire. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 888-522-2388, Institutional Trading Department (minimum wire: $1,000). Your wire redemption request must be received by the Fund before the close of the NYSE for money to be wired on the next business day.

Redemptions in Kind. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

Eligible Guarantor is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor
Guaranteed Signature. An acceptable form of guarantee would be as follows:
• In the case of an estate -
Robert A. Doe Executor of the Estate of John W. Doe
[Date]

• In the case of a corporation - ABC Corporation
Mary B. Doe
By Mary B. Doe, President [Date]

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DISTRIBUTIONS AND TAXES

The following discussion is general. Because everyone's tax situation is unique, you should consult your tax advisor regarding the effect that an investment in the Fund may have on your particular tax situation, including the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

The Fund expects to pay you dividends from its net investment income annually and to distribute any net capital gains annually. All distributions, including dividends from net investment income, will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash.

For U.S. federal income tax purposes, the Fund's distributions generally are taxable to shareholders, other than tax-exempt shareholders (including certain retirement plan shareholders, as discussed below), regardless of whether paid in cash or reinvested in additional Fund shares. Distributions of investment income and short-term capital gains are taxable as ordinary income; however, certain qualified dividends that the Fund receives and distributes to you may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned Fund shares. Any sale, redemption, or exchange of Fund shares may be taxable to you.

If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, in the case of Fund shares held through a nonqualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of Fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in the Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income.

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You must provide your Social Security number or other taxpayer identification number to the Fund along with certifications required by the Internal Revenue Service when you open an account. If you do not or it is otherwise legally required to do so, the Fund will withhold 28% "backup withholding" tax from your distributions, sale proceeds and any other payments to you.

Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year.

OTHER SERVICES FOR FUND INVESTORS

Telephone and Online Purchases and Redemptions. Shareholders, other than shareholders who hold their shares in an account maintained by a broker-dealer, may have direct account access privileges with the Fund, which allows shareholders to purchase or redeem shares by telephone or online. For new accounts, you may obtain direct account access privileges by completing the Account Application (including providing your bank information) and indicating that you wish telephone or online trading privileges. For existing accounts, you may obtain telephone or online trading privileges by submitting an Application for ACH Electronic Funds Transfer.

Transactions by telephone or online may be difficult to submit during times of drastic economic or market changes or during other times where communications may be difficult. When initiating a transaction by telephone or online, shareholders should be aware of the following considerations:

•  Security. The Fund and its service providers employ verification and security measures for your protection. You should note, however, that any person with access to your account and other personal information (including personal identification number) may be able to submit instructions by telephone or online. The Fund will not be liable for relying on instructions submitted by telephone or online that the Fund reasonably believes to be genuine.

•  Online Confirmation. The Fund is not responsible for online transaction requests that may have been sent but not received in good order. Requested transactions received by the Fund in good order are confirmed at the completion of the order and your requested transaction will not be processed unless you receive the confirmation message.

•  No Cancellations. You will be asked to verify the requested transaction and may cancel the request before it is submitted to the Fund. The Fund will not cancel a transaction submitted once it has been received (in good order) and is confirmed at the end of the telephonic or online transaction.

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•  Insufficient Account Value. If you request a redemption transaction for a specific amount and your account value at the time the transaction is processed is less than the requested redemption amount, the Fund will deem your request as a request to liquidate your entire account.

•  Insufficient Funds. If you request a purchase and your bank account does not have sufficient funds to complete the transaction at the time it is presented to your bank, your requested transaction will be reversed and you will be subject to any and all losses, fees and expenses incurred by the Fund in connection with processing the insufficient funds transaction. The Fund reserves the right to liquidate all or a portion of your account to cover such losses, fees and expenses.

Telephone Exchange Privilege. Class I shares may be exchanged without a service charge for Class I shares of any Eligible Fund among the Lord Abbett-sponsored funds.

Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

Householding. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, Annual Report and Semiannual Report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 888-522-2388 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219366, Kansas City, MO 64121.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 888-522-2388.

Exchange Limitations. As described under "Your Investment – Purchases," we reserve the right to modify, restrict or reject any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interests of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.
Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund offering Class I shares.

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OTHER INFORMATION FOR FUND INVESTORS

Excessive Trading and Market Timing. The Fund is designed for long-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices ("frequent trading") may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund's investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves that occur in the interim to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as "price arbitrage"). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see "Other Information for Fund Investors – Pricing of Fund Shares."

The Fund's Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund's policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other

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than investment-strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Frequent Trading Policy and Procedures. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund) from an account will be prohibited from investing in the Fund in the account for 30 calendar days after the redemption (the "Policy"). The Policy applies to all redemptions and purchases for an account that are part of an exchange transaction or transfer of assets, but does not apply to the following types of transactions unless the Distributor determines in its sole discretion that the transaction may be harmful to the Fund: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund's Invest-A-Matic and Systematic Withdrawal Plans); (2) Retirement and Benefit Plan payroll and/or employer contributions, loans and distributions; (3) purchases or redemptions by a "fund-of-funds" or similar investment vehicle that the Distributor in its sole discretion has determined is not designed to and/or is not serving as a vehicle for frequent trading; (4) purchases by an account that is part of a Fee-Based Program or mutual fund separate account program; and (5) purchases involving certain transfers of assets, rollovers, Roth IRA conversions and IRA

Retirement and Benefit Plans include qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans, but do not include Individual Retirement Accounts ("IRAs"), unless explicitly stated elsewhere in the Prospectus.
Lord Abbett offers a variety of retirement plans. Call 888-522-2388 for information about:
• Traditional, Rollover, Roth, and Education IRAs
• SIMPLE IRAs, SEP-IRAs, 401(k) and 403(b) accounts
• Defined Contribution Plans
Fee-Based Programs include Fee-Based Advisory Programs and Fee-in-Lieu-of-Commission Programs sponsored or offered by Financial Intermediaries. In Fee-Based Advisory Programs, a Financial Intermediary provides a fee-based investment advisory program or service (including mutual fund wrap programs). In Fee-in-Lieu-of-Commission Programs, a Financial Intermediary bundles together a suite of services, such as brokerage, investment advice, research, and account management, and the client pays a fee based on the total asset value of the client's account for all or a specified number of transactions, including mutual fund purchases, in the account during a certain period.

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recharacterizations; provided that the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

In addition to the Policy, we have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is inconsistent with the Policy. If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, frequent trading that may be harmful to the Fund, normally, we will notify the investor (and/or the investor's financial advisor) to cease all such activity in the account. If the activity occurs again, we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor (and/or the investor's financial advisor) to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a Contingent Deferred Sales Charge ("CDSC") or result in tax consequences. As stated above, although we generally notify the investor (and/or the investor's financial advisor) to cease all activity indicative of frequent trading prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. While we attempt to apply the Policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection.

We recognize that Financial Intermediaries that maintain accounts in omnibus recordkeeping environments or in nominee name may not be able reasonably to apply the Policy due to systems limitations or other reasons. In these instances, the Distributor may review the frequent trading policies and procedures that an individual Financial Intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. The Distributor also will seek the Financial Intermediary's agreement to cooperate with the Distributor's efforts to (1) monitor the Financial Intermediary's adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that the Distributor in its sole discretion deems adequate, and (2) stop any trading activity the Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a Financial Intermediary's application of policies and procedures that are less effective at detecting and preventing frequent trading than

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the policies and procedures adopted by the Distributor and by certain other Financial Intermediaries. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the Financial Intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund's shares may be held by Financial Intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a Financial Intermediary, to our knowledge, in an omnibus environment or in nominee name, the Distributor will seek to receive sufficient information from the Financial Intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the Financial Intermediary and request it to provide the Distributor with additional transaction information so that the Distributor may determine if any investors appear to have engaged in frequent trading activity. The Distributor's monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures the Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the Financial Intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or may also terminate our relationship with the Financial Intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures the Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name. The nature of these relationships also may inhibit or prevent the Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries

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operating in omnibus environments typically have agreed to assess the CDSCs or assist the Distributor or the Fund in assessing them.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including the Fund to obtain, verify, and record information that identifies each person or entity that opens an account. What this means for you – when you open an account, we will require your name, address, date and place of organization or date of birth, taxpayer identification number or social security number, and we may ask for other information that will allow us to identify you. We also will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we will verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

Pricing of Fund Shares. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.

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Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted price, or the security is relatively illiquid. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett, Lord Abbett Distributor and the Fund may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and out of its own resources (including revenues from advisory fees) and without additional cost to the Fund or the Fund's shareholders. This compensation from Lord Abbett is not reflected in the fees and expenses listed above in the Fee Table section of this Prospectus. The payments may be for:

•  marketing and/or distribution support for Dealers;

•  the Dealers' and their investment professionals' shareholder servicing efforts;

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•  training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

•  certain information regarding Dealers and their investment professionals;

•  sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

•  the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

•  certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

Some of these payments are sometimes called "revenue sharing" payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things.

Lord Abbett or Lord Abbett Distributor may benefit from revenue sharing if the Dealer features the Fund in its sales system (such as by placing the Fund on its preferred fund list or giving access on a preferential basis to members of the Financial Intermediary's sales force or management). In addition, Lord Abbett Distributor may agree to participate in the Dealer's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Lord Abbett personnel may make presentations on the Fund to the intermediary's sales force). To the extent the Dealers sell more shares of the Fund or retain shares of the Fund in their clients' accounts, Lord Abbett receives greater management and other fees due to the increase in the Fund's assets. Although a Dealer may request additional compensation from Lord Abbett to offset costs incurred by the Dealer servicing its clients, the Dealer may earn a profit on these payments, if the amount of the payment exceeds the Dealer's costs.

Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. These factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to

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expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets attributable to the Dealer and/or its investment professionals. For certain relationships entered into before February 1, 2006 with Dealers selling the Lord Abbett Funds in connection with variable insurance products, Lord Abbett or Lord Abbett Distributor may make payments up to 0.15% of the related Lord Abbett Funds' assets and/or sales. These maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.

Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

The Fund's portfolio transactions are not used to compensate Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealers based on their ability to provide the best net results from the transaction to the Fund. If Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio

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transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

Payments for Recordkeeping, Networking, and Other Services. In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, Lord Abbett and Lord Abbett Distributor may have other relationships with Financial Intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. The Fund generally may pay recordkeeping fees for services provided to plans where the account is a plan-level or fund-level omnibus account and plan participants have the ability to determine their investments in particular mutual funds. If your intermediary provides these services, Lord Abbett or the Fund may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Lord Abbett or Lord Abbett Distributor that are not related to the Fund.

For example, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping or other subadministrative services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, Prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees Lord Abbett Funds pay are designed to compensate Financial Intermediaries for such services.

The Lord Abbett Funds may also pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

•  establishing and maintaining individual accounts and records;

•  providing client account statements; and

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•  providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Fund to the transfer agent, which would otherwise provide these services.

Financial Intermediaries may charge additional fees or commissions other than those disclosed in this Prospectus, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than the discussion above and in the Fund's Statement of Additional Information. You may ask your Financial Intermediary about any payments it receives from Lord Abbett or the Fund, as well as about fees and/or commissions it charges.

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FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

This table describes the Fund's Class I performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of the Independent Registered Public Accounting Firm thereon appear in the 2007 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

	Class I Shares
	Year Ended 7/31
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$18.38	$17.57	$14.12	$13.72	$11.30
Investment operations:
Net investment loss(a)	(.10)	(.10)	(.10)	(.09)	(.07)
Net realized and unrealized gain (loss)	5.52	1.12	3.55	.49	2.49
Total from investment operations	5.42	1.02	3.45	.40	2.42
Distributions to shareholders from:
Net realized gain	(3.01)	(.21)	—	—	—
Net asset value, end of year	$20.79	$18.38	$17.57	$14.12	$13.72
Total Return(b)	32.41%	5.81%	24.43%	2.92%	21.42%
Ratios to Average Net Assets:
Expenses, including expense reductions	.84%	.82%	.84%	.81%	.92%
Expenses, excluding expense reductions	.84%	.82%	.84%	.81%	.92%
Net investment loss	(.52)%	(.53)%	(.64)%	(.58)%	(.58)%
Supplemental Data:
Net assets, end of year (000)	$136,670	$101,769	$191,451	$184,031	$210,308
Portfolio turnover rate	224.72%	168.74%	123.83%	115.55%	71.59%

  (a)  Calculated using average shares outstanding during the period.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

FINANCIAL INFORMATION
28

To Obtain Information:
By telephone. For shareholder account inquiries and literature requests, call the Fund at: 888-522-2388.
By mail. Write to the Fund at: The Lord Abbett Family of Funds 90 Hudson Street Jersey City, NJ 07302-3973
Via the Internet. Lord, Abbett & Co. LLC www.lordabbett.com
Text only versions of Fund documents can be viewed online or downloaded from the SEC: www.sec.gov.
You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending your request electronically to publicinfo@sec.gov.

ADDITIONAL INFORMATION

More information on the Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT

The Fund's Annual and Semiannual Reports contain more information about the Fund's investments and performance. The Annual Report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year. The Reports are available free of charge, at www.lordabbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this Prospectus). The SAI is available free of charge at www.lordabbett.com and through other means, as indicated on the left.

Lord Abbett Mutual Fund shares are
distributed by:
LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street
Jersey City, New Jersey 07302-3973

Lord Abbett Developing Growth Fund, Inc.

LADGF-I-1

(12/07)

SEC File Number: 811-02871

LORD ABBETT

Statement of Additional Information	December 1, 2007

LORD ABBETT

DEVELOPING GROWTH FUND, INC.

(Class A, B, C, F, P, R2 and R3 Shares)

This Statement of Additional Information (“SAI”) is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC (“Lord Abbett Distributor”) at 90 Hudson Street, Jersey City, NJ 07302-3973.   This SAI relates to, and should be read in conjunction with, the Prospectus for the Lord Abbett Developing Growth Fund, Inc. (the “Developing Growth Fund,” or the “Fund”) dated December 1, 2007. Certain capitalized terms used throughout this SAI are defined in the Fund’s Prospectus.

Shareholder account inquiries should be made by directly contacting the Fund or by calling 888-522-2388.  The Annual and Semiannual Reports to Shareholders contain additional performance information and are available without charge, upon request by calling 888-522-2388. In addition, you can make inquiries through your dealer.

1.

Fund History

Lord Abbett Developing Growth Fund, Inc. was incorporated under Maryland law on August 21, 1978, as a diversified open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”). The Fund has 1,090,000,000 shares of authorized capital stock consisting of consisting of eight classes of shares: Class A, B, C, F, I, P, R2 and R3 shares. The Board of Directors (the “Board”) will allocate these authorized shares of capital stock among the classes from time to time. Class A, B, C, F, P, R2, and R3 shares are offered by this SAI. The Fund’s Class I shares are described in a separate statement of additional information.

2.

Investment Policies

Fundamental Investment Restrictions. The Fund’s investment objective in the Prospectus cannot be changed without the approval of a majority of the Fund’s outstanding shares (as defined in the Act). The Fund is also subject to the following fundamental investment restrictions that cannot be changed without the approval of a majority of the Fund’s outstanding shares (as defined in the Act).

The Fund may not:

(1)          borrow money, except that (i) the Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law;

(2)          pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund’s investment policies as permitted by applicable law);

(3)          engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

(4)          make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

(5)          buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein), or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

(6)          with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of the Fund’s gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

(7)          invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

(8)          issue senior securities to the extent such issuance would violate applicable law.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction with which the Fund must comply on a continuous basis.

2

Non-Fundamental Investment Restrictions. In addition to the Fund’s investment objective in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, the Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board without shareholder approval.

The Fund may not:

(1)          make short sales of securities or maintain a short position except to the extent permitted by applicable law;

(2)          invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale; under Rule 144A under the Securities Act of 1933 (“Rule 144A”), determined by Lord Abbett to be liquid, subject to the oversight of the Board (in accordance with currently applicable Securities and Exchange Commission (“SEC”) requirements);

(3)          invest in securities issued by other investment companies as defined in the Act, except to the extent permitted by applicable law (the Fund may not, however, rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the Act);

(4)          invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund’s total assets (included within such limitation, but not to exceed 2% of the Fund’s total assets, are warrants that are not listed on the New York or American Stock Exchange or a major foreign exchange);

(5)          invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

(6)          write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund’s Prospectus and SAI, as they may be amended from time to time; or

(7)          buy from or sell to any of the Fund’s officers, directors, employees, or its investment adviser or any of the adviser’s officers, partners, or employees, any securities other than shares of the Fund.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.

Portfolio Turnover Rate. For the fiscal years ended July 31, 2007 and 2006, the Fund’s portfolio turnover rates were 224.72% and 168.74%, respectively.

Additional Information on Portfolio Risks, Investments, and Techniques. This section provides further information on certain types of investments and investment techniques that may be used by the Fund, including their associated risks.

Borrowing Money. The Fund may borrow money for certain purposes as described above under “Fundamental Investment Restrictions.”  If the Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains on capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.

3

Debt Securities. In accordance with the Fund’s investment objective and policies, the Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper and pass-through instruments. The value of debt securities may fluctuate based on changes in interest rates and the issuer’s financial condition. When interest rates rise or the issuer’s financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline. A security will be considered “investment grade” if at least one Rating Agency (as defined in the Prospectus) assigns such a rating to the security or if Lord Abbett determines the security to be of such quality.

Depositary Receipts. The Fund may invest in American Depositary Receipts (“ADRs”) and similar depositary receipts. ADRs, typically issued by a financial institution (a “depositary”), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks. Although the Fund may not invest more than 10% of its assets in foreign securities, ADRs are not subject to this limitation.

Foreign Currency Transactions. In accordance with the Fund’s investment objective and policies, the Fund may, but is not required to, engage in various types of foreign currency exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates. The Fund may employ a variety of investments and techniques, including spot and forward foreign exchange transactions, currency swaps, listed or  over-the-counter (“OTC”) options on currencies, and currency futures and options on currency futures (collectively, “Foreign Exchange”). Currently, the Fund generally does not intend to hedge most currency risks.

Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets.

The Fund will not speculate in Foreign Exchange transactions. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a Foreign Exchange transaction in a currency other than the currency being hedged (a “cross-hedge”). The Fund will only enter into a cross-hedge if Lord Abbett believes that (i) there is a high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be more cost-effective or provide greater liquidity than executing a similar hedging transaction in the currency being hedged.

Foreign Exchange transactions involve substantial risks. Although the Fund will use Foreign Exchange transactions to hedge against adverse currency movements, Foreign Exchange transactions involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses. Foreign Exchange transactions may subject the Fund to the risk that the counterparty will be unable to honor its financial obligation to the Fund, and the risk that relatively small market movements may result in large changes in the value of a Foreign Exchange instrument. If the Fund cross-hedges, the Fund will face the risk that the Foreign Exchange instrument purchased will not correlate as expected with the position being hedged.

4

Foreign Securities. The Fund may invest up to 10% of its net assets in foreign securities that are primarily traded outside the United States. This limitation does not include ADRs. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

•                  Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.

•                  Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the United States.

•                  Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

•                  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

•                  There is generally less government regulation of foreign markets, companies and securities dealers than in the United States.

•                  Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

•                  Foreign securities may trade on days when the Fund does not sell shares. As a result, the value of the Fund’s portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

•                  With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability or diplomatic developments that could affect investments in those countries.

Futures Contracts and Options on Futures Contracts. Although the Fund has no current intention of doing so, the Fund may engage in futures and options on futures transactions in accordance with its investment objective and policies. Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called “initial margin.”  Subsequent payments, called “variation margin,” are made on a daily basis as the market price of the futures contract or option fluctuates.

The Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts and options on futures contracts present substantial risks, including the following:

•                  While the Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Fund had not entered into any futures or related options transactions.

•                  Because perfect correlation between a futures position and a portfolio position that a Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and the Fund may thus be exposed to additional risk of loss.

5

•                  The loss that the Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

•                  Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund’s net asset value.

•                  As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.

•                  Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

•                  The counterparty to an OTC contract may fail to perform its obligations under the contract.

Stock Index Futures. Although the Fund has no current intention of doing so, it may seek to reduce the volatility in its portfolio through the use of stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount — established by an exchange or board of trade — times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. The purchaser pays no consideration at the time the contract is entered into; the purchaser only pays a good faith deposit.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in the Fund’s portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio. Thus, if the Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). Conversely, when the Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market. Stock index futures contracts are subject to the same risks as other futures contracts discussed above under “Futures Contracts and Options on Futures Contracts.”  To date, the Fund has not entered into any stock index futures contracts and has no present intention to do so.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

•                  Domestic and foreign securities that are not readily marketable.

•                  Repurchase agreements and time deposits with a notice or demand period of more than seven days.

•                  Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A (“144A Securities”) and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investment Companies. The Fund may invest in securities of other investment companies subject to limitations prescribed by the Act, except the Fund cannot rely on Sections 12(d)(1)(F) and (G). These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such

6

investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the Fund and will be subject to substantially the same risks.

The Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. The Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor’s Depositary Receipt, commonly known as a “SPDR.”

Listed Options on Securities. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices. A “call option” is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, the Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). The Fund also may enter into “closing purchase transactions” in order to terminate its obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If the Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. The Fund may write covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its net assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. The Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and the Fund’s portfolio securities, the Fund may incur losses. The use of options can also increase the Fund’s transaction costs.

Preferred Stock, Warrants, and Rights. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stockholders, but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer’s common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.

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Repurchase Agreements. The Fund may enter into repurchase agreements with respect to securities.  A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date.  The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises (“U.S. Government Securities”) having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks.  For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties.  The Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund generally receives cash equal to 98% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. The Fund will attempt to minimize this risk by managing its duration. The Fund’s reverse repurchase agreements will not exceed 20% of the Fund’s net assets.

Securities Lending. Although the Fund has no current intention of doing so, the Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of the Fund’s total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or other permissible means at least equal to 102% of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned. The Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a “placing broker.”  No fee will be paid to affiliated persons of the Fund.

By lending portfolio securities, the Fund can increase income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering the Fund’s securities if the borrower defaults.

Short Sales. The Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. The Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

Temporary Defensive Investments. As described in the Prospectus, the Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed-income securities to take a defensive position. These securities include:

•                  U.S. Government Securities

•                  Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

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•                  Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

•                  Bankers’ acceptances. Bankers’ acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are “accepted” when a bank guarantees their payment at maturity.

•                  Repurchase agreements

When-Issued or Forward Transactions. The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of the value of fixed-income when-issued securities. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

Policies and Procedures Governing Disclosure of Portfolio Holdings. The Board has adopted policies and procedures with respect to the disclosure of the Fund’s portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis. Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Fund on the one hand and Lord Abbett and its affiliates or affiliates of the Fund on the other hand. Except as noted below, the Fund does not provide its portfolio holdings to any third party until they are made available to the general public on Lord Abbett’s website at www.lordabbett.com or otherwise. The exceptions are as follows:

(1)          The Fund may provide its portfolio holdings to (a) third parties that render services to the Fund relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.), as appropriate to the service being provided to the Fund, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a monthly or calendar quarterly basis for the sole purpose of performing their own analyses with respect to the Fund one day following each calendar period-end. The Fund may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Fund;

(2)          The Fund may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of the largest portfolio positions, and/or portfolio performance attribution information to certain Financial Intermediaries one day following each period-end; and

(3)          The Fund may provide its portfolio holdings or related information under other circumstances subject to the authorization of the Fund’s officers, in compliance with policies and procedures adopted by the Board.

Before providing schedules of its portfolio holdings to a third party in advance of making them available to the general public, the Fund obtains assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Fund related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Fund and/or its investment strategies, or for similar purposes. The sole exception relates to the agreement with SG Constellation, LLC (“SGC”), the provider of financing for the distribution of the Fund’s Class B shares. The fees payable to SGC are based in part on the value of the Fund’s portfolio securities. In order to reduce the exposure of such fees to market volatility, SGC aggregates the portfolio holdings information provided by all of the mutual funds

9

that participate in its Class B share financing program (including the Fund) and may engage in certain hedging transactions based on the information. However, SGC will not engage in transactions based solely on the Fund’s portfolio holdings. In addition and also in the case of other portfolio-related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of the Fund approves these arrangements subject to the Board’s review and oversight, and Lord Abbett provides reports at least annually to the Board concerning them. The Board also reviews the Fund’s policies and procedures governing these arrangements on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.

Neither the Fund, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Fund related to the Fund’s portfolio holdings. For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Fund. Neither the Fund, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio-related information under which the third party would maintain assets in the Fund or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons as an inducement to receive the Fund’s portfolio holdings.

In addition to the foregoing, Lord Abbett provides investment advice to clients other than the Fund that have investment objectives and requirements that may be substantially similar to the Fund’s. Such clients also may have portfolios consisting of holdings substantially similar to the Fund’s holdings. Such clients may periodically receive portfolio holdings and other related information relative to their investment advisory arrangement with Lord Abbett in the regular course of such arrangement. It is possible that any such client could trade ahead of or against the Fund based on the information such client receives in connection with its investment advisory arrangement with Lord Abbett. In addition, Lord Abbett’s investment advice to any client may be deemed to create a conflict of interest relative to other clients to the extent that it is possible that any client could trade against the interests of other clients based on Lord Abbett’s investment advice. To address this potential conflict, Lord Abbett has implemented procedures governing its provision of impersonal advice that are designed to (i) avoid communication of Lord Abbett’s intent or recommendations with respect to discretionary advice clients, and (ii) monitor the trading of impersonal advice clients to assess the likelihood of any adverse effects on discretionary advice clients.

Lord Abbett’s Compliance Department periodically reviews and evaluates Lord Abbett’s adherence to the above policies and procedures, including the existence of any conflicts of interest between the Fund on the one hand and Lord Abbett and its affiliates or affiliates of the Fund on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

Fund’s Portfolio Information Recipients. Attached as Appendix A is a list of the third parties that are eligible to receive portfolio holdings information pursuant to ongoing arrangements under the circumstances described above.

3.

Management of the Fund

The Board of Directors is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland.  The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board.  As discussed in the Fund’s Semiannual Report to Shareholders, the Board also approves an investment adviser to the Fund, continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser.

Interested Directors

The following Directors are Partners of Lord Abbett and are “interested persons” of the Fund as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

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Name, Address and Year of Birth	Current Position Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995; Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; Managing Partner of Lord Abbett (1996-2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner since 2007; Director of Marketing and Client Service of Lord Abbett (1990-2007).	N/A

Independent Directors

The following independent or outside Directors (“Independent Directors”) are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998-2000); Acting Chief Executive Officer of Courtroom Television Network (1997–1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991–1997).

Currently serves as director of Crane Co. and Huttig Building Products Inc.

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O’Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998-2000).

Currently serves as director of WellPoint, Inc. (since 1994) and Lend Lease Corporation Limited (since 2005).

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Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000

Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002-2003); Chairman of Warburg Dillon Read, an investment bank (1999-2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997-1999); Chief Executive Officer of Dillon, Read & Co. (1994-1997).

Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1982	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979-1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Fund. All the officers of the Fund may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Fund	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1995	Senior Partner (since 2007) and Chief Executive Officer of Lord Abbett (since 1996); Managing Partner of Lord Abbett (1996-2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner (since 2007); Director of Marketing and Client Service of Lord Abbett (1990-2007).

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer, joined Lord Abbett in 1997.

F. Thomas O’Halloran (1955)	Executive Vice President	Elected in 2001	Partner and Investment Manager, joined Lord Abbett in 2001.

James Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

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John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002-2003); attorney at Dechert LLP (2000-2002).

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Manager of Equity Trading, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007; formerly Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC.

Committees

The standing committees of the Board are the Audit Committee, the Proxy Committee, the Nominating and Governance Committee, and the Contracts Committee.

The Audit Committee is composed wholly of Directors who are not “interested persons” of the Fund. The members of the Audit Committee are Messrs. Bigelow, Calhoun, Hobbs, and Tullis. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Fund, and the quality and integrity of the Fund’s financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Fund’s independent registered public accounting firm and considering violations of the Fund’s Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met five times.

The Proxy Committee is composed of at least two Directors who are not “interested persons” of the Fund, and also may include one or more Directors who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three Independent Directors: Messrs. Bush and Neff, and Ms. Hill. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Fund; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met twice.

The Nominating and Governance Committee is composed of all the Directors who are not “interested persons” of the Fund. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as Independent Directors and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met five times. The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by the Fund’s shareholders to serve as an Independent Director. A shareholder who would like to recommend a candidate may write to the Fund.

The Contracts Committee consists of all Directors who are not “interested persons” of the Fund. The Contracts Committee conducts much of the factual inquiry undertaken by the Directors in connection with the Board’s annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor. The Contracts Committee held one formal meeting during the last fiscal year; in addition, members of the Committee conducted inquiries into the portfolio management approach and results of Lord Abbett, and reported the results of those inquiries to the Nominating and Governance Committee.

Compensation Disclosure

The following table summarizes the compensation for each of the directors/trustees of the Fund and for all Lord Abbett-sponsored funds.

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The second column of the following table sets forth the compensation accrued by the Fund for Independent Directors. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the independent directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.

Name of Director	For the Fiscal Year Ended July 31, 2007 Aggregate Compensation Accrued by the Fund(1)	For the Year Ended December 31, 2006 Total Compensation Paid by the Fund and Thirteen Other Lord Abbett-Sponsored Funds(2)

E. Thayer Bigelow	$2,440	$201,877
William H.T. Bush	$2,478	$187,877
Robert B. Calhoun, Jr.	$2,847	$209,877
Julie A. Hill	$2,534	$191,877
Franklin W. Hobbs	$2,580	$191,877
Thomas J. Neff	$2,528	$185,877
James L.L. Tullis*	$2,396	$152,748
C. Alan MacDonald**	N/A	$41,585

*Mr. Tullis became a Director of the Fund and a director/trustee of each of the other Lord Abbett-sponsored funds (except the Large Cap Growth Fund) as of March 23, 2006. He became a trustee of the Large Cap Growth Fund as of December 18, 2006.

** Mr. MacDonald retired effective March 31, 2006.

(1)          Independent Directors’ fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its Independent Directors may be deferred at the option of a Director under an equity-based plan (the “equity-based plan”) that deems the deferred amounts to be invested in shares of the Fund for later distribution to the Directors. In addition, $25,000 of each Director’s retainer must be deferred and is deemed invested in shares of the Fund and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Directors are $377, $620, $2,847, $912, $2,580, $2,528, 724 and $0, respectively.

(2)          The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2006, including fees directors/trustees have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each Director in the Fund and other Lord Abbett-sponsored funds as of December 31, 2006. The amounts shown include deferred compensation to the Directors deemed invested in fund shares. The amounts ultimately received by the Directors under the deferred compensation plan will be directly linked to the investment performance of the funds.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Lord Abbett-Sponsored Funds

Robert S. Dow	Over $100,000	Over $100,000
Daria L. Foster*	$10,001-$50,000	Over $100,000
E. Thayer Bigelow	$10,001-$50,000	Over $100,000
William H. T. Bush	$10,001-$50,000	Over $100,000
Robert B. Calhoun, Jr.	$10,001-$50,000	Over $100,000
Julie A. Hill	$1-$10,000	Over $100,000
Franklin W. Hobbs	$10,001-$50,000	Over $100,000
Thomas J. Neff	Over $100,000	Over $100,000
James L.L. Tullis**	$1- $10,000	$50,001-$100,000

*Ms. Foster became Director of the Fund as of September 14, 2006.

**Mr. Tullis became a Director of the Fund and a director/trustee of each of the other Lord Abbett-sponsored funds (except the Large Cap Growth Fund) as of March 23, 2006. He became a trustee of the Large Cap Growth Fund as of December 18, 2006.

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Code of Ethics

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund’s Code of Ethics which complies, in substance, with Rule 17j-1 under the Act and each of the recommendations of the Investment Company Institute’s Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from (1) investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, (2) profiting on trades of the same security within 60 days, (3) trading on material and non-public information, and (4) engaging in market timing activities with respect to the Lord Abbett sponsored funds. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

Proxy Voting

The Fund has delegated proxy voting responsibilities to the Fund’s investment adviser, Lord Abbett, subject to the Proxy Committee’s general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett’s proxy voting policies and procedures is attached as Appendix B.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available on the SEC’s website at www.sec.gov. The Fund also has made this information available, without charge, on Lord Abbett’s website at www.lordabbett.com.

4.

Control Persons and Principal Holders of Securities

As of November 2, 2007, the Fund’s officers and Directors, as a group, owned less than 1% of each class of the Fund’s outstanding shares. As of November 2, 2007, to the best of our knowledge, the following record holders held more than 5% of the Class A, B, C, F, P, R2 or R3 shares of the Fund:

Edward Jones & Co.	Class A	13.39%
201 Progress Parkway
Maryland Heights, MO 63043-3009

Citigroup Global Markets Inc.	Class B	5.41%
333 West 34th Street – 3rd Floor	Class C	15.39%
New York, NY 10001-2402	Class P	22.02%

Merrill, Lynch, Pierce, Fenner & Smith,	Class A	5.42%
for the sole benefit of its customers
4800 Deer Lake Dr. E Fl 3	Class C	23.46%
Jacksonville, FL 32246-6484	Class P	52.45%
	Class R3	8.43%

Copeland Retirement Trust	Class P	13.52%
400 Atrium Drive
Somerset, NJ 08873-4162

GPC as agent for	Class R3	85.24%
MFS Heritage Trust Company FBO
J MAR Technologies 401K Plan
P.O. Box 79377
Atlanta, GA 30357-7377

Lord, Abbett & Co. LLC*	Class F	100%
90 Hudson Street	Class R2	100%
Jersey City, NJ 07302	Class R3	6.33%

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* Class F, R2, and R3 shares commenced operations on September 14, 2007. As of November 2, 2007, Lord Abbett owns approximately 100% of the outstanding shares of Class F and R2. It is anticipated that over time this percentage will decrease.

5.

Investment Advisory and Other Services

Investment Adviser

As described under “Management” in the Prospectus, Lord Abbett is the Fund’s investment adviser. The following partners of Lord Abbett are also officers of the Fund:  Joan A. Binstock, Robert I. Gerber, Lawrence H. Kaplan, A. Edward Oberhaus III, and F. Thomas O’Halloran. Robert S. Dow and Daria L. Foster are partners of Lord Abbett and officers and Directors of the Fund. Mr. Dow is the senior partner of Lord Abbett and Ms. Foster is the managing partner of Lord Abbett. The other partners of Lord Abbett are Robert J. Ball, Bruce L. Bartlett, Michael R. Brooks, Zane E. Brown, Patrick J. Browne, John F. Corr, Sholom Dinsky, Milton Ezrati, Robert P. Fetch, Daniel H. Frascarelli, Kenneth G. Fuller, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Gerard S. E. Heffernan, Jr., Charles F. Hofer, Cinda C. Hughes, Ellen G. Itskovitz, Jerald M. Lanzotti, Richard C. Larsen, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Vincent J. McBride, Paul L. McNamara, Robert J. Noelke, R. Mark Pennington, Walter H. Prahl, Michael L. Radziemski, Eli M. Salzmann, Harold E. Sharon, Douglas B. Sieg, Richard D. Sieling, Michael T. Smith, Jarrod R. Sohosky, Diane Tornejal, Christopher J. Towle, Edward K. von der Linde and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Fund, the Fund is obligated to pay Lord Abbett an annual management fee based on the Fund’s average daily net assets. The management fee is calculated daily and payable monthly as follows:

0.75% on the first $100 million of average daily net assets; and

0.50% on average daily net assets over $100 million.

This fee is based on the classes’ proportionate share of such average daily net assets. For the fiscal years ended July 31, 2007, 2006 and 2005, Lord Abbett received management fees of $4,240,416, $4,574,653 and $5,015,336, respectively.

The Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, Independent Directors’ fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing Prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions. Although not obligated to do so, Lord Abbett may waive all or a part of its management fee and/or may assume other expenses of the Fund.

Administrative Services

Pursuant to an Administrative Services Agreement with the Fund, Lord Abbett provides certain administrative services not involving the provision of investment advice to the Fund. Under the Agreement, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04%. This fee is allocated among the classes of shares of the Fund based on average daily net assets.

The administrative service fees paid to Lord Abbett by the Fund for the fiscal years ended July 31, 2007, 2006 and 2005 are $319,234, $345,972 and $381,227, respectively.

Investment Managers

As stated in the Prospectus, Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of the Fund.

F. Thomas O’Halloran heads the team of the Fund and is primarily responsible for the day-to-day management of the Fund.

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The following table indicates for the Fund as of July 31, 2007:  (1) the number of other accounts managed by the investment manager who is primarily responsible for the day-to-day management of the Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)

Other Accounts Managed (# and Total Assets+)*
Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Developing Growth Fund	F. Thomas O’Halloran	2 / $128.2	0 / $0.0	6 / $105.1

+Total Assets are in millions.

*Included in the number of accounts and total assets are 0 accounts with respect to which the management fee is based on the performance of the account.

Conflicts of interest may arise in connection with the investment manager’s management of the investments of the Fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Fund. Moreover, Lord Abbett’s Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment manager’s management of the investments of the Fund and the investments of the other accounts referenced in the table above.

Compensation of Investment Managers

Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns and similar factors. Investment results are evaluated based on an assessment of the investment manager’s three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No

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part of the bonus payment is based on the investment manager’s assets under management, the revenues generated by those assets, or the profitability of the investment manager’s unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager’s profit-sharing account are based on a percentage of the investment manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Holdings of Investment Managers

The following table indicates for the Fund the dollar range of shares beneficially owned by the investment manager who is primarily responsible for the day-to-day management of the Fund, as of July 31, 2007. This table includes the value of shares beneficially owned by such investment manager through 401(k) plans and certain other plans or accounts, if any.

Dollar Range of Shares in the Fund
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Developing Growth Fund	F. Thomas O’Halloran							X

Principal Underwriter

Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Fund.

Custodian and Accounting Agent

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, is the Fund’s custodian. The custodian pays for and collects proceeds of securities bought and sold by the Fund and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Fund in foreign countries and to hold cash and currencies for the Fund. In accordance with the requirements of Rule 17f-5 under the Act, the Board has approved arrangements permitting the Fund’s foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates the Fund’s net asset value.

Transfer Agent

DST Systems, Inc., 210 West 10th St., Kansas City, MO 64106, serves as the transfer agent and dividend disbursing agent pursuant to a Transfer Agency Agreement for the Fund.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is the independent registered public accounting firm of the Fund and must be approved at least annually by the Fund’s Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Fund, including the examination of financial statements included in the Fund’s Annual Report to Shareholders.

6.

Brokerage Allocations and Other Practices

It is Lord Abbett’s and the Fund’s policy to obtain best execution on all portfolio transactions, which means that Lord Abbett seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers’ services. Consistent with obtaining best execution, the Fund may pay, as described below, a higher commission than some brokers might charge on the same transaction. The policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is

18

executed. To the extent permitted by law, the Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Normally, the selection of broker-dealers is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts — investment companies and other investment clients — managed by Lord Abbett. They are responsible for seeking best execution.

In transactions on stock exchanges in the United States, commissions are typically negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Fund’s portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

The Fund pays a commission rate that Lord Abbett believes is appropriate to give maximum assurance that the Fund’s brokers will provide the Fund, on a continuing basis, with the highest level of brokerage services available. While Lord Abbett does not always seek the lowest possible commissions on particular trades, Lord Abbett believes that the commission rates paid by the Fund are in line with the rates that many other institutions pay. Lord Abbett’s traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers. Such services include showing the Fund trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, providing proprietary research, confidential treatment, promptness and reliability. The value of these services may be viewed in terms of either a particular transaction or multiple transactions on behalf of one or more accounts managed by Lord Abbett.

While neither Lord Abbett nor the Fund obtains third party research services from brokers executing portfolio transactions for the Fund, some of these brokers may provide proprietary research services, at least some of which are useful to Lord Abbett in its overall responsibilities with respect to the Fund and the other accounts Lord Abbett manages. In addition, Lord Abbett purchases third party research with its own funds. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services may be used by Lord Abbett in servicing all of its accounts, and not all of such services will necessarily be used by Lord Abbett in connection with its management of the Fund. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with its management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with its advisory services to such other accounts. Lord Abbett cannot allocate research services received from brokers to any particular account; research services are not a substitute for Lord Abbett’s services but are supplemental to its own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into its investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of proprietary research services from brokerage firms has not reduced Lord Abbett’s normal research activities, the expenses of Lord Abbett could be increased if it attempted to generate such additional information through its own staff.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

Lord Abbett may seek to combine or “batch” purchases or sales of a particular security placed at or about the same time for similarly situated accounts, including the Fund, to facilitate “best execution” and to reduce other transaction costs, if relevant. Each account that participates in a particular batched order, including the Fund, will do so at the average share price for all transactions related to that order. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.

At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when an individually-managed account client directs it to use a particular broker for a trade (sometimes referred to as “directed accounts”), or when Lord Abbett is placing transactions for separately managed account programs

19

(sometimes referred to as “wrap” or “SMA” programs). When it does not batch purchases and sales, Lord Abbett usually uses a rotation process for placing equity transactions on behalf of the different groups of accounts or products with respect to which transactions are communicated to the trading desk or placed at or about the same time. Generally, Lord Abbett will place trades first for transactions on behalf of the Lord Abbett funds and non-directed individually-managed institutional accounts, second for wrap programs, by program, and finally for directed accounts.

Total Brokerage Commissions Paid to Independent Broker-Dealers

For the fiscal years ended July 31, 2007, 2006 and 2005, the Fund paid total commissions on transactions of securities to independent broker dealers of $2,638,634, $2,752,624, and $2,992,848, respectively.

7.

Classes of Shares

The Fund offers investors different classes of shares as described in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. You should read this section carefully to determine which class represents the best investment option for your particular situation.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, Rule 18f-2 exempts the selection of the independent registered public accounting firm, the approval of a contract with a principal underwriter and the election of directors from the separate voting requirements.

The Fund’s By-Laws provide that the Fund shall not hold an annual meeting of its shareholders in any year unless the election of directors is required to be acted on by shareholders under the Act, or unless called by a majority of the Board or by shareholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. A special meeting may be held if called by the Chairman of the Board or President, by a majority of the Board of Directors, or by shareholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting.

Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million or on investments for Retirement and Benefit Plans with less than 100 eligible employees or on investments that do not qualify under the other categories listed under “Net Asset Value Purchases of Class A Shares.”  If you purchase Class A shares as part of an investment of at least $1 million (or for certain Retirement and Benefit Plans) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares on or before the 12th month after the month in which you bought them, you may pay a contingent deferred sales charge (“CDSC”) of 1%. Class A shares are subject to service and distribution fees at an annual rate of 0.35 of 1% of the average daily net asset value of the Class A shares. Other potential fees and expenses related to Class A shares are described in the Fund’s Prospectus and below.

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class B shares. Other potential fees and expenses related to Class B shares are described in the Fund’s Prospectus.

Conversions of Class B Shares. The conversion of Class B shares after the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of

20

counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay a CDSC of 1% to Lord Abbett Distributor. Class C shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class C shares. Other potential fees and expenses related to Class C shares are described in the Fund’s Prospectus and below.

Class F Shares. If you buy Class F shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class F shares are subject to service and distribution fees at an annual rate of 0.10 of 1% of the average daily net assets of the Class F shares. Class F shares generally are available to investors participating in Fee-Based Programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor and to certain investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate. Other potential fees and expenses related to Class F shares are described in the Fund’s Prospectus and below.

Class P Shares. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of  0.45 of 1% of the average daily net asset value of the Class P shares. Class P shares are offered only on a limited basis through certain Financial Intermediaries and Retirement and Benefit Plans. As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs, except as described in the sections “Retirement and Benefit Plan Investors” and “Fee-Based Program Investors” in the Fund’s Prospectus.

Class R2 and R3 Shares. If you buy Class R2 or R3 shares, you pay no sales charge at the time of purchase and if you redeem your shares you pay no CDSC. Class R2 and R3 shares are subject to service and distribution fees at annual rates of 0.60 of 1% and 0.50 of 1% of the average daily net asset value of the Class R2 and R3 shares, respectively. Class R2 and R3 generally are available only through certain employer-sponsored Retirement and Benefit Plans if the Financial Intermediary has entered into an arrangement to make available Class R2 or R3 shares to plan participants and other dealers that have entered into agreements with Lord Abbett Distributor. Class R2 and R3 shares are generally available only to Retirement and Benefit Plans where plan-level or omnibus accounts are held on the books of the Fund. They are generally not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, and 529 college savings plans. Other potential fees and expenses related to Class R2 and R3 shares are described in the Fund’s Prospectus and below.

Rule 12b-1 Plan

Class A, B, C, F, P, R2 and R3 Shares. The Fund has adopted an Amended and Restated Joint Distribution Plan pursuant to Rule 12b-1 under the Act for all of the Fund’s classes offered in this SAI (the “Plan”). The principal features of the Plan are described in the Prospectus; however, this SAI contains additional information that may be of interest to investors. The Plan is a compensation plan, allowing each class to pay a fixed fee to Lord Abbett Distributor that may be more or less than the expenses Lord Abbett Distributor actually incurs for using reasonable efforts to secure purchasers of Fund shares. These efforts may include, but neither are required to include nor are limited to, the following: (a) making payments to Authorized Institutions in connection with sales of shares and/or servicing of accounts of shareholders holding shares; (b) providing continuing information and investment services to shareholder accounts not serviced by Authorized Institutions receiving a service fee from the Distributor hereunder and otherwise to encourage shareholder accounts to remain invested in the shares; and (c) otherwise rendering service to the Fund, including paying and financing the payment of sales commissions, service fees and other costs of distributing and selling shares. In adopting the Plan and in approving its continuance, the Board has concluded that there is a reasonable likelihood that the Plan will benefit its respective class and its shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. The Plan compensates Lord Abbett Distributor for financing activities primarily intended to sell shares of the Fund. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. Lord Abbett Distributor also uses amounts received under the Plan, as

21

described in the Prospectus, for payments to dealers and other agents for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

The Plan provides that the maximum payments that may be authorized by the Board for Class A shares are 0.50%; for Class P shares, 0.75%; and Class B, Class C, Class F, Class R2, and Class R3 shares, 1.00%; however, the Board has approved payments of 0.35% for Class A shares, 1.00% for Class B shares, 1.00% for Class C shares, 0.10% for Class F shares, 0.45% for Class P shares, 0.60% for Class R2 shares, and 0.50% for Class R3 shares. The Fund may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, the Fund will not require payment of any otherwise applicable CDSC.

The amounts paid by the Fund to Lord Abbett Distributor pursuant to the Plan for the fiscal year ended July 31, 2007 were $1,703,286 for Class A shares, $630,689 for Class B shares, $559,611 for Class C shares, and $297,408 for Class P shares. Lord Abbett Distributor forwarded such amounts as payments to dealers and other agents under the Plan.

The Plan requires the Board to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan for each class, the purposes for which such expenditures were made, and any other information the Board reasonably requests to enable it to make an informed determination of whether the Plan should be continued. The Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (“Outside Directors”), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder for each class without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Directors including a majority of the Outside Directors. As long as the Plan is in effect, the selection or nomination of Outside Directors is committed to the discretion of the Outside Directors.

One Director, Thomas J. Neff, may be deemed to have an indirect financial interest in the operation of the Plan. Mr. Neff, an Independent Director of the Fund, also is a director of Hewitt Associates, Inc. and owns less than 0.01% of the outstanding shares of Hewitt Associates, Inc. Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $2.99 billion in revenue in fiscal 2007. Hewitt Financial Services LLC, a subsidiary of Hewitt Associates, Inc., may receive payments from the Plan of the Fund and/or other Lord Abbett-sponsored funds. In the twelve months ended October 31, 2007, Hewitt Financial Services LLC received 12b-1 payments totaling approximately $459,016 from all of the Lord Abbett-sponsored funds in the aggregate.

Payments made pursuant to the Plan are subject to any applicable limitations imposed by rules of the Financial Industry Regulatory Authority. The Plan terminates automatically if it is assigned. In addition, the Plan may be terminated with respect to a class at any time by vote of a majority of the Outside Directors or by vote of a majority of the outstanding voting securities of the applicable class.

CDSC. A CDSC applies upon early redemption of shares for certain classes, and (i) will be assessed on the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased, and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

Class A Shares. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a one-time distribution fee of up to 1% has been paid if such shares are redeemed out of the Lord Abbett-sponsored fund within a period of 12 months from the end of the month in which the original sale occurred.

Class B Shares. As stated in the Prospectus, subject to certain exceptions, if Class B shares of the Fund (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in

22

whole or in part, for providing distribution-related services to the Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on Which the Purchase Order was Accepted	CDSC on Redemptions (As % of Amount Subject to Charge)

Before the 1st	5.0%
On the 1st, before the 2nd	4.0%
On the 2nd, before the 3rd	3.0%
On the 3rd, before the 4th	3.0%
On the 4th, before the 5th	2.0%
On the 5th, before the 6th	1.0%
On or after the 6th anniversary	None

In the table, an “anniversary” is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.

Class C Shares. As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to Lord Abbett Distributor a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge also will be collected by Lord Abbett Distributor.

General. The percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, B, and C shares is sometimes hereinafter referred to as the “Applicable Percentage.”

There is no CDSC charged on Class F, P, R2 or R3 shares; however, Financial Intermediaries may charge additional fees or commissions other than those disclosed in the Prospectus and SAI, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than the discussion here or in the Prospectus. You may ask your Financial Intermediary about any payments it receives from Lord Abbett or the Fund, as well as about fees and/or commissions it charges.

With respect to Class A shares, a CDSC will not be assessed at the time of certain transactions, including redemptions by participants or beneficiaries from certain Retirement and Benefit Plans and benefit payments under Retirement and Benefit Plans in connection with plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A share purchases by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, no CDSC will be assessed at the time of redemptions that continue as investments in another fund participating in the program provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with a mandatory distribution under 403(b) plans and IRAs and (iii) in connection with the death of the shareholder. In the case of Class A shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse all or a portion of the amount paid by Lord Abbett Distributor, if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B and C shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related services to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B and C shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the Class B or C distribution fee.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were

23

acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares that, together with exchanged shares, have been held continuously for 12 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Which Class of Shares Should You Choose?  Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your financial adviser. The Fund’s class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that generally apply to Class A, B, and C, and considered the effect of the higher distribution fees on Class B and C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary based on the Fund’s actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor’s financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes. If you are considering an investment through a Retirement and Benefit Plan (available through certain Financial Intermediaries as Class A, P, R2, or R3 share investments), or a Fee-Based Program (available through certain Financial Intermediaries as Class A, F, or P share investments), you should discuss with your Financial Intermediary which class of shares is available to you and makes the most sense as an appropriate investment. Please see “Other Information About Retirement and Benefit Plans and Fee-Based Programs” in the Fund’s Prospectus.

How Long Do You Expect to Hold Your Investment?  While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $50,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $50,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

In addition, it may not be suitable for you to place an order for Class B or C shares for Retirement and Benefit Plans with at least 100 eligible employees or for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases. You should discuss this with your financial advisor.

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Investing for the Longer Term. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $50,000. If you plan to invest more than $50,000 over the long term, Class A shares will likely be more advantageous than Class B shares or C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund’s Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You?  Some account features may be available in whole or in part to Class A, B, and C shareholders, but not to Class F, P, R2 or R3 shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement and Benefit Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See “Systematic Withdrawal Plan” under “Automatic Services for Fund Investors” in the Prospectus for more information about the 12% annual waiver of the CDSC for Class B and C shares. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and C shares are subject.

How Do Payments Affect My Broker?  A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders. See “Financial Intermediary Compensation” in the Fund’s Prospectus.

What About Shares Offered Through Retirement and Benefit Plans or Fee-Based Programs?  The Fund may be offered as an investment option in Retirement and Benefit Plans and Fee-Based Programs.  Financial Intermediaries may provide some of the shareholder servicing and account maintenance services with respect to these accounts and their participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for third parties to provide other investment or administrative services.  Retirement and Benefit Plan participants may be charged fees for these and other services and Fee-Based Program participants generally pay an overall fee that among other things covers the cost of these services.  These fees and expenses are in addition to those paid by the Fund, and could reduce your ultimate investment return in Fund shares.  For questions about such accounts, contact your sponsor, employee benefits office, plan administrator, or other appropriate organization.

8.

Purchases, Redemptions, Pricing, and Payments to Dealers

Information concerning how we value Fund shares is contained in the Prospectus under “Other Information for Fund Investors – Pricing of Fund Shares.”

The Fund’s Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. Please see the Prospectus under “Other Information for Fund Investors – Excessive Trading and Market Timing” for more information.

Under normal circumstances, we calculate the Fund’s net asset value as of the close of the New York Stock Exchange (“NYSE”) on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation.  The NYSE is closed on Saturdays and Sundays and on days when it observes the following holidays — New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may change its holiday schedule or hours of operation at any time.

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Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows:  securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid, or, in the case of bonds, in the OTC market if that market more accurately reflects the market value of the bonds.   Unlisted equity securities are valued at the last transaction price, or if there were no transactions that day, at the mean between the last bid and asked prices. OTC fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board as described in the Prospectus.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service at the close of regular trading on the London Stock Exchange. If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board.

Information on Purchasing, Exchanging or Redeeming Shares through Retirement and Benefit Plans or Fee Based Programs is provided in the Prospectus. Please consult your Financial Intermediary for more information about how to make transactions through these programs.

Net Asset Value Purchases of Class A Shares. As stated in the Prospectus, our Class A shares may be purchased at net asset value under the following circumstances:  (a) purchases of $1 million or more, (b) purchases by Retirement and Benefit Plans with at least 100 eligible employees, (c) purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, (d) purchases made with dividends and distributions on Class A shares of another Eligible Fund, (e) purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares, (f) purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, (g) purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called “mutual fund wrap account programs”), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, (h) purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, (i) purchases by each Lord Abbett-sponsored fund’s Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), (j) purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client’s account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period, or (k) purchases through a broker-dealer for investors that are concurrently selling their holdings in Class B or C shares of the Fund and buying Class A shares of the Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSCs (although the broker-dealer may on behalf of the investor or reimburse the investor for  such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge.

Class A shares also may be purchased at net asset value (i) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (ii) in connection with a merger, acquisition or other reorganization, (iii) by employees of our shareholder servicing agent, or (iv) by the trustees or custodians under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of the directors, trustees, employees of Lord Abbett, or employees of our shareholder service agents. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has a business relationship.

Exchanges. The Prospectus briefly describes the Telephone and Online Exchange Privileges.  You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) Lord Abbett U.S. Government &

26

Government Sponsored Enterprises Money Market Fund, Inc. (“GSMMF”), or (iii) any authorized institution’s affiliated money market fund meeting certain criteria set by Lord Abbett Distributor as to certain omnibus accounts and other criteria, hereinafter referred to as an “authorized money market fund” or “AMMF”, to the extent offers and sales may be made in your state. You should read the Prospectus of the other fund before exchanging.  In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMFs have the same right to exchange their shares for the corresponding class of the Fund’s shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. We reserve the right to modify, restrict, or reject any purchase order or exchange request if the Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. We can revoke or modify the privilege for all shareholders upon 60 days’ written notice.

“Eligible Funds” are AMMF and other Lord Abbett-sponsored funds that are eligible for the exchange privilege, except Lord Abbett Series Fund, Inc. (“LASF”). The exchange privilege will not be available with respect to any otherwise “Eligible Funds,” the shares of which at the time are not available to new investors of the type requesting the exchange.

The other funds and series that participate in the Telephone and Online Exchange Privileges except (a) GSMMF, (b) certain series of Lord Abbett Municipal Income Fund and Lord Abbett Municipal Income Trust for which the Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the “Non-12b-1 Funds”) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett-sponsored funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett-sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B and C shares. Thus, if shares of a Lord Abbett-sponsored fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered (“Exchanged Shares”) are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF (“Acquired Shares”). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett-sponsored funds, in the case of the Class A shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B and C shares. Acquired Shares held in GSMMF and AMMF that are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

Letter of Intention. Under the terms of the Letter of Intention as described in the Prospectus, Purchasers (as defined in the Prospectus) may invest $50,000 or more over a 13-month period in Class A, B, C, and P shares of any Eligible Fund. Such Class A, B, C and P shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter of Intention is signed) toward achieving the stated investment and reduced initial sales charge for new purchases of Class A shares. Class F, R2, and R3 shares are not eligible to be combined with other share classes for purposes of calculating the applicable sales charge on Class A share purchases. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed.  The Letter of Intention is neither a binding obligation on you to

27

buy, nor on the Fund to sell, the full amount indicated.

Rights of Accumulation. As stated in the Prospectus, Purchasers (as defined in the Prospectus) may aggregate their investments in Class A, B, C, and P shares of any Eligible Fund so that a current investment, plus the Purchaser’s holdings valued at the public offering price, reach a level eligible for a discounted sales charge for Class A shares. Class F, R2, and R3 shares are not eligible to be combined with other share classes for purposes of calculating the applicable sales charge on Class A share purchases.

Telephone and Online Exchange Privileges. Shares of any class of the Fund may be exchanged for those in the same class of (a) any other Lord Abbett-sponsored fund available to investors at the time of the transaction, except for (i) Lord Abbett Series Fund (“LASF”) and (ii) certain single-state tax-free series and funds where the exchanging shareholder is a resident of a state in which such series or fund is not offered for sale, and (b) any authorized institution’s affiliated money market fund meeting certain criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an “authorized money market fund” or “AMMF.”  Class C shares of the Fund may be acquired only by exchange for shares in the same class of any eligible Lord Abbett-sponsored fund or AMMF. Class A and Class B shares of the Fund may be acquired either by such an exchange or by direct purchase.

You or your investment professional, with proper identification, can instruct the Fund to exchange by telephone. If you have direct account access privileges, you may instruct the Fund to exchange your shares by submitting a request online. Exchanges for shares of any eligible Lord Abbett-sponsored fund or AMMF will be based on the relative net asset values of the shares exchanged, without a sales charge in most cases. Class A shares purchased directly from the Fund may be exchanged for Class A, B or C shares of an eligible Lord Abbett-sponsored fund. Therefore, a sales charge will be payable on exchanges for shares of any eligible fund in the Lord Abbett Family of Funds in accordance with the prospectus of that fund if the Class A shares being exchanged were purchased directly from the Fund (not including shares described under “Div-Move” below). Instructions for the exchange must be received by the Fund in Kansas City before to the close of the NYSE to obtain the other fund’s net asset value per share calculated on that day. Securities dealers may charge for their services in expediting exchange transactions. Before making an exchange you should read the prospectus of the other fund which is available from your securities dealer or Lord Abbett Distributor. An “exchange” is effected through the redemption of Fund shares and the purchase of shares of such other Lord Abbett-sponsored fund or AMMF.  Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a capital gain or loss may be recognized.  This privilege may be modified or terminated at any time.

You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and the Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the NYSE is closed or trading on the NYSE is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits. Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares.  Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts.  At least 60 days’ prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for

28

your minor child under the age of 21. You should read the Prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plan. The Systematic Withdrawal Plan (“SWP”) also is described in the Prospectus. You may establish an SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000 in the case of Class A or C shares and $25,000 in the case of Class B shares, except in the case of an SWP established for certain Retirement and Benefit Plans, for which there is no minimum.  Lord Abbett prototype retirement plans have no such minimum. With respect to Class B and C shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment.  Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000.  The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

Purchases through Financial Intermediaries. The Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund or Lord Abbett Distributor. The Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent’s authorized designee, receives the order. The order will be priced at the Fund’s net asset value next computed after it is received by the Fund’s authorized agent, or if applicable, the agent’s authorized designee. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. As described in the Fund’s Prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, “Dealers”) in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of the date of this SAI, the Dealers to whom Lord Abbett or Lord Abbett Distributor has agreed to make revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to the Fund and/or other Lord Abbett Funds were as follows:

A.G. Edwards & Sons, Inc.	MetLife Securities, Inc.
AIG SunAmerica Life Assurance Company	Morgan Stanley DW, Inc.
Allstate Life Insurance Company	Nationwide Investment Services Corporation
Allstate Life Insurance Company of New York	PHL Variable Insurance Company
B.C. Ziegler and Company	Phoenix Life and Annuity Company
Bodell Overcash Anderson & Co., Inc.	Phoenix Life Insurance Company
Cadaret, Grant & Co., Inc.	Piper Jaffray & Co.
Citigroup Global Markets, Inc.	Protective Life Insurance Company

29

Edward D. Jones & Co., L.P.	RBC Dain Rauscher
Family Investors Company	Raymond James & Associates, Inc.
First SunAmerica Life Insurance Company	Raymond James Financial Services, Inc.
Hartford Life and Annuity Insurance Company	Sun Life Assurance Company of Canada
Hartford Life Insurance Company	Sun Life Insurance and Annuity Company of New York
James I. Black & Co.	The Travelers Insurance Company
Janney Montgomery Scott	The Travelers Life and Annuity Company
Linsco/Private Ledger Corp.	UBS Financial Services Inc.
Mass Mutual Life Investors Services, Inc.	Wachovia Securities, LLC
McDonald Investments Inc.
Merrill Lynch Life Insurance Company Merrill Lynch, Pierce, Fenner & Smith Incorporated (and/or certain of its affiliates)

For more specific information about any revenue sharing payments made to your Dealer, you should contact your investment professional. See “Financial Intermediary Compensation” in the Fund’s Prospectus for further information.

The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients’ charges by the amount of fees the recordkeeper receives from mutual funds.

Thomas J. Neff, an Independent Director of the Fund, is a director of Hewitt Associates, Inc. and owns less than 0.01 of 1% of the outstanding shares of Hewitt Associates, Inc. Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $2.99 billion in revenue in fiscal 2007. Hewitt Associates LLC, a subsidiary of Hewitt Associates, Inc., may receive recordkeeping payments from the Fund and/or other Lord Abbett-sponsored funds. In the twelve months ended October 31, 2007, Hewitt Associates LLC received recordkeeping payments totaling approximately $512,123 from all of the Lord Abbett-sponsored funds in the aggregate.

Redemptions in Kind. Under circumstances in which it is deemed detrimental to the best interests of the Fund’s shareholders to make redemption payments wholly in cash, the Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund’s net assets by a distribution in kind of readily marketable securities in lieu of cash. The Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

9.

Taxation of the Fund

The Fund has elected, qualified and intends to continue to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”).  If the Fund qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders.  If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level.  Assuming the Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year.  The Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

The Fund intends to declare and pay as dividends each year substantially all of its net income from investments. Dividends paid by the Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income; however, certain qualified dividend income that the Fund receives and distributes to an individual shareholder may be subject to a reduced tax rate of 15% (5% or less if the shareholder is in the 10% or 15% tax brackets) if the shareholder meets the general requirement of having held his or her Fund shares for more than 60 days during a certain specified time period, and the shareholder satisfies certain other requirements.

Dividends paid by the Fund from its net realized long-term capital gains that are designated by the Fund as “capital gain dividends” are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. The maximum federal income tax rates applicable to net capital gains recognized by individuals and other

30

non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (5% or less for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year. You should also be aware that the benefits of the long-term capital gains and qualified dividend rates may be reduced if you are subject to the alternative minimum tax. Under current law, the reduced federal income tax rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. All dividends are taxable to you regardless of whether they are received in cash or reinvested in Fund shares.

The Fund’s net capital losses for any year cannot be passed through to you but can be carried forward for a period of up to eight years to offset the Fund’s capital gains in those years. To the extent capital gains are offset by such losses, they do not result in tax liability to a Fund and are not expected to be distributed to you as capital gain dividends.

Dividends paid by the Fund to corporate shareholders may qualify for the dividends-received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends-received deduction. The dividends-received deduction may be limited if you incur indebtedness to acquire Fund shares, and may result in reduction to the basis of your shares in the Fund if the dividend constitutes an extraordinary dividend at the Fund level.

Distributions paid by the Fund that do not constitute dividends because they exceed the Fund’s current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. However, a distribution declared as of a record date in October, November, or December of any year and paid during the following January is treated as received by shareholders on December 31 of the year in which it is declared. The Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to you even if the net asset value of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of any capital gain dividends received with respect to such shares. Losses on the sale of Fund shares may be disallowed if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares in the Fund (including pursuant to reinvestment of dividends and/or capital gain distributions). In addition, if shares in a Fund that have been held for less than 91 days are redeemed and the proceeds are reinvested in shares of the same Fund or another fund pursuant to the Reinvestment Privilege, or if shares in a Fund that have been held for less than 91 days are exchanged for the same class of shares in another fund at net asset value pursuant to the exchange privilege, all or a portion of any sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent that a sales charge that would otherwise apply to the shares received is reduced.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares unless the acquisition of the Fund shares was debt financed. However, in the case of Fund shares held through a non-qualified deferred compensation plan, Fund dividends and distributions received by the plan

31

and sales and exchanges of Fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in the Fund, whether such plan is qualified or not, generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the Internal Revenue Service. A shareholder who fails to make the required disclosure may be subject to substantial penalties.

Certain investment practices that the Fund may utilize, such as investing in options, futures, forward contracts, short sales, swaps, foreign currency, or foreign entities classified as “passive foreign investment companies” for U.S. tax purposes, may affect the amount, character, and timing of the recognition of gains and losses by the Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

The Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. It is generally expected that the Fund will not be eligible to pass through to you the ability to claim a federal income tax credit or deduction for foreign income tax credit or deduction for foreign income taxes paid by the Fund.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemptions (“backup withholding”). Generally, you will be subject to backup withholding if the Fund does not have your certified Social Security Number or other Taxpayer Identification Number on file, or, to the Fund’s knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your Social Security Number or other Taxpayer Identification Number is correct and that you are not otherwise subject to backup withholding.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to shareholders who are  subject to U.S. federal income tax, hold their shares as capital assets, and are U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund for taxable years of the Fund commencing prior to January 1, 2008, only if the Fund chooses to make a specific designation relating to such dividends), and the applicability of U.S. gift and estate taxes. While the Fund does not expect Fund shares to constitute U.S. real property interests, a portion of the Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. In such case, a non-U.S. shareholder may be required to file a U.S. federal income tax return to report such gain and may be subject to U.S. federal withholding tax. Non-U.S. shareholders should consult their own tax advisers on these matters.

Because everyone’s tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

32

10.

Underwriter

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Fund. The Fund has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor’s judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years, Lord Abbett Distributor, as the Fund’s principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:

	Fiscal Year Ended July 31, 2007	Fiscal Year Ended July 31, 2006	Fiscal Year Ended July 31, 2005

Gross sales charge	$370,719	$443,522	$310,372

Amount allowed to dealers Net commissions	$313,684	$375,149	$262,951

Received by Lord Abbett	$57,035	$68,373	$47,421

In addition, Lord Abbett Distributor, as the Fund’s principal underwriter, received the following compensation for the fiscal year ended July 31, 2007:

	Compensation on		Brokerage Commissions in Connection
	Redemption and Repurchase		with Fund Transactions	Other Compensation

Class A	$0.00		$0.00	$564,255.93

Class B	$0.00		$0.00	$533.17	*

Class C	$0.00	*	$0.00	$2,383.09	*

Class P	$0.00		$0.00	$92.74

* Excludes 12b-1 payments and CDSC fees received during the first year of the associated investment as repayment of fees advanced by Lord Abbett Distributor to broker/dealers at the time of sale.

11.

Financial Statements

The financial statements incorporated herein by reference from Lord Abbett Developing Growth Fund, Inc.’s 2007 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

33

APPENDIX A

FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that are eligible to receive portfolio holdings or related information pursuant to ongoing arrangements under the circumstances described above under Investment Policies – Policies and Procedures Governing Disclosure of Portfolio Holdings:

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**
ABN-AMRO Asset Management		Monthly
ACS HR Solutions (Formerly Mellon Employee Benefit Solutions)		Monthly
ADP Retirement Services		Monthly
AG Edwards		Monthly
AIG SunAmerica		Monthly
Allstate Life Insurance Company		Monthly
Alpha Investment Consulting Group LLC		Monthly
Ameriprise (Formerly American Express Retirement Services)		Monthly
American United Life Insurance Company		Monthly
AMG Data Services		Monthly
Amivest Capital Management		Monthly
Amvescap Retirement		Monthly
AON Consulting		Monthly
Asset Performance Partners		Monthly
Asset Strategies Portfolio Services, Inc.		Monthly
AXA Financial Services		Monthly
B. Riley & Company, Inc.		Monthly
Bank of America Corporation		Monthly
Bank of America Securities		Monthly
Bank of New York		Monthly
Bank of Oklahoma		Monthly
Bank One		Monthly
B.C. Ziegler		Monthly
Bear Stearns & Company, Inc.		Monthly
Becker, Burke Associates	Monthly	Monthly
Bell GlobeMedia Publishing Co.	Monthly
Bellwether Consulting		Monthly
Berthel Schutter	Monthly	Monthly
Bloomberg L.P.	Daily
Branch Bank and Trust		Monthly
Brown Brothers Harriman		Monthly
Buck Consultants, Inc.		Monthly
Callan Associates Inc.	Monthly	Monthly
Cambridge Associates LLC		Monthly
Cambridge Financial Services		Monthly
Charles Schwab & Co		Monthly
Chicago Trust Company		Monthly

A-1

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**
CIBC Oppenheimer		Monthly
Citigroup/The Yield Book, Inc.	Daily
CitiStreet Retirement Services		Monthly
CJS Securities, Inc.	Daily	Monthly
CL King & Associates	Monthly	Monthly
Clark Consulting		Monthly
Columbia Funds		Monthly
Columbia Management Group		Monthly
Columbia Trust Company		Monthly
Concord Advisory Group Ltd.	Monthly	Monthly
Consulting Services Group, LP		Monthly
Copic Financial		Monthly
CPI Qualified Plan Consultants		Monthly
CRA RogersCasey	Monthly	Monthly
Credit Suisse		Monthly
Curcio Webb	Monthly	Monthly
D.A. Davidson		Monthly
Dahab Assoc.		Monthly
Daily Access		Monthly
Defined Contribution Advisors, Inc.		Monthly
Delaware Investment Advisors		Monthly
Deloitte & Touche LLP	Annually
Demarche Associates, Inc.		Monthly
DiMeo Schneider & Associates		Monthly
Directed Services, Inc.		Monthly
Disabato Associates, Inc.		Monthly
Diversified Investment Advisors, Inc.		Monthly
Dover Consulting		Monthly
EAI		Monthly
Edward Jones		Monthly
Ennis, Knupp & Associates		Monthly
Factset Research Systems, Inc.	Daily
Federated Investors		Monthly
Fidelity Capital Technology		Daily
Fidelity Investments		Monthly
Fifth Third Bank		Monthly
First Mercantile Trust Co.		Monthly
FleetBoston Financial Corp.		Monthly
Franklin Templeton		Monthly
Freedom One Investment Advisors		Monthly
Freedom One Financial Group	Monthly
Frost Bank		Monthly
Fuji Investment Management Co., Ltd.		Monthly
Fund Evaluation Group, Inc.		Monthly
Goldman Sachs & Co.		Monthly
Great West Life and Annuity Insurance Company		Monthly

A-2

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**
Greenwich Associates		Monthly
Guardian Life Insurance		Monthly
Hartford Life Insurance Company		Monthly
Hartland & Co.		Monthly
Hewitt Financial Services, LLC		Monthly
Hewitt Investment Group		Monthly
Highland Consulting Associates, Inc.		Monthly
Hoefer and Arnett, Inc.		Monthly
Holbien Associates, Inc.		Monthly
Horace Mann Life Insurance Company		Monthly
HSBC		Monthly
ICMA Retirement Corp.		Monthly
Indie Research, LLC	As needed
ING Fund Services, LLC	As needed
Institutional Shareholder Services, Inc.	Monthly	Monthly
Interactive Data Corporation (pricing vendor)		Daily
Intuit		Monthly
INVESCO Retirement Services		Monthly
Invesmart		Monthly
Investment Consulting Services, LLC		Monthly
Invivia		Monthly
Iron Capital Advisors		Monthly
Janney Montgomery Scott LLC		Monthly
Jefferson National Life Insurance Company		Monthly
Jeffrey Slocum & Associates, Inc.	Monthly	Monthly
Jeffries & Co., Inc.	Monthly	Monthly
JP Morgan Fleming Asset Management		Monthly
JP Morgan Investment Management		Monthly
JP Morgan Securities, Inc.		Monthly
Kaufman Brothers, LP		Monthly
Keybanc Capital Markets		Monthly
Kirkpatrick & Lockhart LLP (counsel to Lord, Abbett & Co. LLC)	Upon Request
Kmotion, Inc.	Monthly
Knight Equity Markets, LP		Monthly
LCG Associates, Inc.		Monthly
Legacy Strategic Asset Mgmt. Co.		Monthly
Legg Mason		Monthly
Lincoln Financial		Monthly
LPL Financial Services		Monthly
MacGregor Group, Inc.	Upon Request
Manulife Financial		Monthly
Marco Consulting Group	Monthly	Monthly
Marquette Associates, Inc.		Monthly
MassMutual Financial Group		Monthly
McDonald		Monthly

A-3

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**
Meketa Investment Group		Monthly
Mellon Human Resources & Investor Solutions		Monthly
Mercer HR Services		Monthly
Mercer Investment Consulting		Monthly
Merrill Corporation LLC	As Needed	Monthly
Merrill Lynch		Monthly
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Monthly
MetLife		Monthly
MetLife Investors		Monthly
MFS Retirement Services, Inc.		Monthly
MFS/Sun Life Financial Distributors, Inc.		Monthly
Midland National Life		Monthly
M & I Investment Management Corporation		Monthly
Milliman & Robertson Inc.		Monthly
Minnesota Life Insurance Company		Monthly
ML Benefits & Investment Solutions		Monthly
Monroe Vos Consulting Group, Inc.		Monthly
Morgan Keegan		Monthly
Morgan Stanley Dean Witter		Monthly
MorganStanley		Monthly
Morningstar Associates, Inc.		Monthly
Morningstar, Inc.		Monthly
Natexis Bleichroeder, Inc.	Upon Request	Monthly
National City Bank		Monthly
Nationwide Financial		Monthly
NCCI Holdings, Inc.		Monthly
New England Pension Consultants		Monthly
The Newport Group		Monthly
Newport Retirement Services, Inc.		Monthly
New York Life Investment Management		Monthly
Nock, Inc.	Daily
Nordstrom Pension Consulting		Monthly
NY Life Insurance Company		Monthly
Oxford Associates		Monthly
Palmer & Cay Investment Services		Monthly
Paul L. Nelson & Associates		Monthly
Pension Consultants, Inc.		Monthly
PFE Group		Monthly
PFM Group		Monthly
PFPC, Inc.		Monthly
Phoenix Life Insurance Company		Monthly
Pierce Park Group		Monthly
Piper Jaffray/ USBancorp		Monthly
Piper Jaffray & Co.		Monthly
PNC Advisors		Monthly

A-4

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**
Portfolio Evaluations, Inc.		Monthly
Princeton Financial Systems, Inc.	Upon Request
Princeton Retirement Group, Inc.		Monthly
Principal Financial		Monthly
Protective Life Corporation		Monthly
Prudential Financial		Monthly
Prudential Investments		Monthly
Prudential Securities, Inc.		Monthly
Putnam Fiduciary Trust Company (Mercer HR)	Monthly
Putnam Investments		Monthly
Quant Consulting		Monthly
R.V. Kuhns & Associates, Inc.		Monthly
Raymond James & Associates		Monthly
Raymond James Financial, Inc.		Monthly
RBC Capital Markets	Upon Request
RBC Dain Rauscher		Monthly
Robert W. Baird, Inc.	Upon Request	Monthly
Rocaton Investment Advisors, LLC	Monthly	Monthly
Ron Blue & Co.		Monthly
Roszel Advisors, LLC		Monthly
Russell Investment Group		Monthly
Scudder Investments		Monthly
Segal Advisors		Monthly
SEI Investment		Monthly
SG Constellation LLC	Upon Request	Monthly
Shields Associates		Monthly
Sidoti & Company, LLC	Upon Request	Monthly
Smith Barney		Monthly
Spagnola-Cosack, Inc.		Monthly
Standard & Poor’s		Monthly
Stanton Group		Monthly
State Street Bank & Trust Co.	Monthly	Monthly
Stearne, Agee & Leach		Monthly
Stephen’s, Inc.		Monthly
Stifel Nicolaus		Monthly
Strategic Advisers, Inc.	Monthly
Strategic Investment Solutions		Monthly
Stratford Advisory Group, Inc.		Monthly
Summit Strategies Group		Monthly
Sungard Expert Solutions, Inc.	Daily
Sun Life Financial Distributors, Inc.		Monthly
T. Rowe Price Associates, Inc.		Monthly
TD Asset Management		Monthly
The 401k Company		Monthly
The Carmack Group, Inc.		Monthly
The Managers Fund		Monthly

A-5

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**
The Robbins Group, LLC		Monthly
The Vanguard Group		Monthly
Thomas Weisel Partners, Group		Monthly
TIAA-CREF Individual & Institutional Services, LLC		Monthly
Towers Perrin		Monthly
Transamerica Retirement Services		Monthly
Travelers Life & Annuity Company		Monthly
UBS- Prime Consulting Group		Monthly
UMB Bank		Monthly
Union Bank of California		Monthly
US Bank		Monthly
USI Retirement		Monthly
Valic		Monthly
Vanguard		Monthly
Victory Capital Management		Monthly
Vestek Systems, Inc.	Monthly
Wachovia Bank		Monthly
Wachovia Capital Markets, LLC		Monthly
Wall Street Source	Daily
Watson Wyatt Worldwide	Monthly	Monthly
Welch Hornsby		Monthly
Wells Fargo		Monthly
William Blair & Co.		Monthly
William M. Mercer Consulting Inc.		Monthly
William O’Neil		Monthly
Wilmer Cutler Pickering Hale and Dorr LLP	Upon Request
Wilshire Associates Incorporated		Monthly
Wyatt Investment Consulting, Inc.		Monthly
Yanni Partners		Monthly

*

The Fund may provide its portfolio holdings to (a) third parties that render services to the Fund relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.) as appropriate to the service being provided to the Fund, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a monthly or calendar quarterly basis for the sole purpose of performing their own analyses with respect to the Fund within one day following each calendar period-end.

**

The Fund may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of the largest portfolio positions, and/or portfolio performance attribution information to certain Financial Intermediaries one day following each period-end.

A-6

APPENDIX B

October 25, 2007

LORD, ABBETT & CO. LLC

PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett’s Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Chief Administrative Officer for the Investment Department, the Firm’s Chief Investment Officer and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team’s portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company’s management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained RiskMetrics Group, formerly Institutional Shareholder Services (“RMG”), to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds’ Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Lord Abbett is a privately-held firm, and we conduct only one business:  we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett’s proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds’ Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under “Specific Procedures for Potential Conflict Situations”. If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of RMG. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of RMG.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

Situation 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a “Fund Director Company”). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of RMG, then Lord Abbett shall bring that issue to the Fund’s Proxy Committee for instructions on how to vote that proxy issue.

The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund’s Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

Situation 2. Lord Abbett has a Significant Business Relationship with a Company.

Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a “Relationship Firm”). A “significant business relationship” for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds’ total (i.e., gross) dollar amount of shares sold for the last 12 months; (b) a firm which is a sponsor firm with respect to Lord Abbett’s Separately Managed Account  business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class I shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund’s Proxy Committee and shall seek voting instructions from the Fund’s Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of RMG.

SUMMARY OF PROXY VOTING GUIDELINES

Lord Abbett generally votes in accordance with management’s recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

Election of Directors

Lord Abbett will generally vote in accordance with management’s recommendations on the election of directors. However, votes on director nominees are made on a case-by- case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors’ investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest. We generally will vote in favor of separation of the Chairman and CEO functions when management supports such a requirement, but we will make our determination to vote in favor of or against such a proposed requirement on a case-by-case basis.

There are some actions by directors that may result in votes being withheld.

These actions include, but are not limited to:

1)                                      Attending less than 75% of board and committee meetings without a valid excuse.

2)                                      Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

3)                                      Failing to act on takeover offers where a majority of shareholders tendered their shares.

4)                                      Serving as inside directors and sit on an audit, compensation, stock option, nominating or governance committee.

5)                                      Failing to replace management as appropriate.

We will generally vote in favor of proposals requiring that directors be elected by a majority of the shares represented and voting at a meeting at which a quorum is present, although special considerations in individual cases may cause us to vote against such a proposal. We also will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

Incentive Compensation Plans

We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case-by-case basis. We use RMG for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

1)                                      The stock’s volatility, to ensure the stock price will not be back in the money over the near term.

2)                                      Management’s rationale for why the repricing is necessary.

3)                                      The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

4)                                      Other factors, such as the number of participants, term of option, and the value for value exchange.

In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies’ compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

Shareholder Rights

Cumulative Voting

We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Supermajority Voting

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

Takeover Issues

Votes on mergers and acquisitions must be considered on a case-by-case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of the company’s voting stock. Restructuring proposals will also be evaluated on a case-by-case basis following the same guidelines as those used for mergers.

Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1)                                      Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2)                                      Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3)                                      Shareholder Rights Plans (so-called “Poison Pills”), usually “blank check” preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case-by-case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4)                                      “Chewable Pill” provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally “Chewable Pill” provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

•                  Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

•                  No dead-hand or no-hand pills.

•                  Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

•                  Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

Social Issues

It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

LADGF-15

LORD ABBETT

Statement of Additional Information	December 1, 2007

LORD ABBETT

DEVELOPING GROWTH FUND, INC.

(Class I Shares)

This Statement of Additional Information (“SAI”) is not a Prospectus. A Prospectus for the Class I shares of Lord Abbett Developing Growth Fund, Inc. (the “Fund”) may be obtained from your securities dealer or from Lord Abbett Distributor LLC (“Lord Abbett Distributor”) at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectus for the Fund’s Class I shares dated December 1, 2007.

Shareholder account inquiries should be made by directly contacting the Fund or by calling 888-522-2388. The Fund’s Annual and Semiannual Reports to Shareholders contain additional performance information and are available without charge, upon request by calling 888-522-2388. In addition, you can make inquiries through your dealer.

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1.

Fund History

Lord Abbett Developing Growth Fund, Inc. was incorporated under Maryland law on August 21, 1978, as a diversified open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”). The Fund has 1,090,000,000 shares of authorized capital stock consisting of consisting of eight classes of shares: Class A, B, C, F, I, P, R2 and R3 shares. The Board of Directors (the “Board”) will allocate these authorized shares of capital stock among the classes from time to time. Effective September 28, 2007, the Fund’s Class Y shares were renamed Class I shares. Only the Fund’s Class I shares are offered by this SAI. The Fund’s Class A, B, C, F, P, R2, and R3 shares are described in a separate statement of additional information.

2.

Investment Policies

Fundamental Investment Restrictions. The Fund’s investment objective in the Prospectus cannot be changed without the approval of a majority of the Fund’s outstanding shares (as defined in the Act). The Fund is also subject to the following fundamental investment restrictions that cannot be changed without the approval of a majority of the Fund’s outstanding shares (as defined in the Act).

The Fund may not:

(1)

borrow money, except that (i) the Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law;

(2)	pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund’s investment policies as permitted by applicable law);

(3)

engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

(4)

make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

(5)

buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein), or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

(6)

with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of the Fund’s gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

(7)	invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

(8)	issue senior securities to the extent such issuance would violate applicable law.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction with which the Fund must comply on a continuous basis.

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Non-Fundamental Investment Restrictions. In addition to the Fund’s investment objective in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, the Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board without shareholder approval.

The Fund may not:

(1)         make short sales of securities or maintain a short position except to the extent permitted by applicable law;

(2)         invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale; under Rule 144A under the Securities Act of 1933 (“Rule 144A”), determined by Lord Abbett to be liquid, subject to the oversight of the Board (in accordance with currently applicable Securities and Exchange Commission (“SEC”) requirements);

(3)         invest in securities issued by other investment companies as defined in the Act, except to the extent permitted by applicable law (the Fund may not, however, rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the Act);

(4)         invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund’s total assets (included within such limitation, but not to exceed 2% of the Fund’s total assets, are warrants that are not listed on the New York or American Stock Exchange or a major foreign exchange);

(5)         invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

(6)         write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund’s Prospectus and SAI, as they may be amended from time to time; or

(7)         buy from or sell to any of the Fund’s officers, directors, employees, or its investment adviser or any of the adviser’s officers, partners, or employees, any securities other than shares of the Fund.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.

Portfolio Turnover Rate. For the fiscal years ended July 31, 2007 and 2006, the Fund’s portfolio turnover rates were 224.72% and 168.74%, respectively.

Additional Information on Portfolio Risks, Investments, and Techniques. This section provides further information on certain types of investments and investment techniques that may be used by the Fund, including their associated risks.

Borrowing Money. The Fund may borrow money for certain purposes as described above under “Fundamental Investment Restrictions.”  If the Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains on capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.

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Debt Securities. In accordance with the Fund’s investment objective and policies, the Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper and pass-through instruments. The value of debt securities may fluctuate based on changes in interest rates and the issuer’s financial condition. When interest rates rise or the issuer’s financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline. A security will be considered “investment grade” if at least one Rating Agency (as defined in the Prospectus) assigns such a rating to the security or if Lord Abbett determines the security to be of such quality.

Depositary Receipts. The Fund may invest in American Depositary Receipts (“ADRs”) and similar depositary receipts. ADRs, typically issued by a financial institution (a “depositary”), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks. Although the Fund may not invest more than 10% of its assets in foreign securities, ADRs are not subject to this limitation.

Foreign Currency Transactions. In accordance with the Fund’s investment objective and policies, the Fund may, but is not required to, engage in various types of foreign currency exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates. The Fund may employ a variety of investments and techniques, including spot and forward foreign exchange transactions, currency swaps, listed or  over-the-counter (“OTC”) options on currencies, and currency futures and options on currency futures (collectively, “Foreign Exchange”). Currently, the Fund generally does not intend to hedge most currency risks.

Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets.

The Fund will not speculate in Foreign Exchange transactions. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a Foreign Exchange transaction in a currency other than the currency being hedged (a “cross-hedge”). The Fund will only enter into a cross-hedge if Lord Abbett believes that (i) there is a high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be more cost-effective or provide greater liquidity than executing a similar hedging transaction in the currency being hedged.

Foreign Exchange transactions involve substantial risks. Although the Fund will use Foreign Exchange transactions to hedge against adverse currency movements, Foreign Exchange transactions involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses. Foreign Exchange transactions may subject the Fund to the risk that the counterparty will be unable to honor its financial obligation to the Fund, and the risk that relatively small market movements may result in large changes in the value of a Foreign Exchange instrument. If the Fund cross-hedges, the Fund will face the risk that the Foreign Exchange instrument purchased will not correlate as expected with the position being hedged.

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Foreign Securities. The Fund may invest up to ten percent (10%) of its net assets in foreign securities that are primarily traded outside the United States. This limitation does not include ADRs. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

•                  Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.

•                  Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the United States.

•                  Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

•                  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

•                  There is generally less government regulation of foreign markets, companies and securities dealers than in the United States.

•                  Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

•                  Foreign securities may trade on days when the Fund does not sell shares. As a result, the value of the Fund’s portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

•                  With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability or diplomatic developments that could affect investments in those countries.

Futures Contracts and Options on Futures Contracts. Although the Fund has no current intention of doing so, the Fund may engage in futures and options on futures transactions in accordance with its investment objective and policies. Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called “initial margin.”  Subsequent payments, called “variation margin,” are made on a daily basis as the market price of the futures contract or option fluctuates.

The Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts and options on futures contracts present substantial risks, including the following:

•                  While the Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Fund had not entered into any futures or related options transactions.

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•                  Because perfect correlation between a futures position and a portfolio position that the Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and the Fund may thus be exposed to additional risk of loss.

•                  The loss that the Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

•                  Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund’s net asset value.

•                  As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.

•                  Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

•                  The counterparty to an OTC contract may fail to perform its obligations under the contract.

Stock Index Futures. Although the Fund has no current intention of doing so, it may seek to reduce the volatility in its portfolio through the use of stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount — established by an exchange or board of trade — times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. The purchaser pays no consideration at the time the contract is entered into; the purchaser only pays a good faith deposit.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in the Fund’s portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio. Thus, if the Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). Conversely, when the Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market. Stock index futures contracts are subject to the same risks as other futures contracts discussed above under “Futures Contracts and Options on Futures Contracts.”  To date, the Fund has not entered into any stock index futures contracts and has no present intention to do so.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

•                  Domestic and foreign securities that are not readily marketable.

•                  Repurchase agreements and time deposits with a notice or demand period of more than seven days.

•                  Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A (“144A Securities”) and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investment Companies. The Fund may invest in securities of other investment companies subject to limitations prescribed by the Act, except the Fund cannot rely on Sections 12(d)(1)(F) and (G). These limitations include a

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prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the Fund and will be subject to substantially the same risks.

The Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. The Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor’s Depositary Receipt, commonly known as a “SPDR.”

Listed Options on Securities. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices. A “call option” is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, the Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). The Fund also may enter into “closing purchase transactions” in order to terminate its obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If the Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. The Fund may write covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its net assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. The Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and the Fund’s portfolio securities, the Fund may incur losses. The use of options can also increase the Fund’s transaction costs.

Preferred Stock, Warrants, and Rights. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stockholders, but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer’s common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the

7

assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.

Repurchase Agreements. The Fund may enter into repurchase agreements with respect to securities.  A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date.  The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises (“U.S. Government Securities”) having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks.  For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties.  The Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund generally receives cash equal to 98% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. The Fund will attempt to minimize this risk by managing its duration. The Fund’s reverse repurchase agreements will not exceed 20% of the Fund’s net assets.

Securities Lending. Although the Fund has no current intention of doing so, the Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of the Fund’s total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or other permissible means at least equal to 102% of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned. The Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a “placing broker.”  No fee will be paid to affiliated persons of the Fund.

By lending portfolio securities, the Fund can increase income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering the Fund’s securities if the borrower defaults.

Short Sales. The Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. The Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

Temporary Defensive Investments. As described in the Prospectus, the Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed-income securities to take a defensive position. These securities include:

•                  U.S. Government Securities

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•                  Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

•                  Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

•                  Bankers’ acceptances. Bankers’ acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are “accepted” when a bank guarantees their payment at maturity.

•                  Repurchase agreements

When-Issued or Forward Transactions. The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of the value of fixed-income when-issued securities. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

Policies and Procedures Governing Disclosure of Portfolio Holdings. The Board has adopted policies and procedures with respect to the disclosure of the Fund’s portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis. Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Fund on the one hand and Lord Abbett and its affiliates or affiliates of the Fund on the other hand. Except as noted below, the Fund does not provide its portfolio holdings to any third party until they are made available to the general public on Lord Abbett’s website at www.lordabbett.com or otherwise. The exceptions are as follows:

(1)          The Fund may provide its portfolio holdings to (a) third parties that render services to the Fund relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.), as appropriate to the service being provided to the Fund, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a monthly or calendar quarterly basis for the sole purpose of performing their own analyses with respect to the Fund one day following each calendar period-end. The Fund may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Fund;

(2)          The Fund may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of the largest portfolio positions, and/or portfolio performance attribution information to certain Financial Intermediaries one day following each period-end; and

(3)          The Fund may provide its portfolio holdings or related information under other circumstances subject to the authorization of the Fund’s officers, in compliance with policies and procedures adopted by the Board.

Before providing schedules of its portfolio holdings to a third party in advance of making them available to the general public, the Fund obtains assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Fund related to portfolio holdings, to perform certain internal analyses in connection with its

9

evaluation of the Fund and/or its investment strategies, or for similar purposes. The sole exception relates to the agreement with SG Constellation, LLC (“SGC”), the provider of financing for the distribution of the Fund’s Class B shares. The fees payable to SGC are based in part on the value of the Fund’s portfolio securities. In order to reduce the exposure of such fees to market volatility, SGC aggregates the portfolio holdings information provided by all of the mutual funds that participate in its Class B share financing program (including the Fund) and may engage in certain hedging transactions based on the information. However, SGC will not engage in transactions based solely on the Fund’s portfolio holdings. In addition and also in the case of other portfolio-related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of the Fund approves these arrangements subject to the Board’s review and oversight, and Lord Abbett provides reports at least annually to the Board concerning them. The Board also reviews the Fund’s policies and procedures governing these arrangements on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.

Neither the Fund, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Fund related to the Fund’s portfolio holdings. For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Fund. Neither the Fund, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio-related information under which the third party would maintain assets in the Fund or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons as an inducement to receive the Fund’s portfolio holdings.

In addition to the foregoing, Lord Abbett provides investment advice to clients other than the Fund that have investment objectives and requirements that may be substantially similar to the Fund’s. Such clients also may have portfolios consisting of holdings substantially similar to the Fund’s holdings. Such clients may periodically receive portfolio holdings and other related information relative to their investment advisory arrangement with Lord Abbett in the regular course of such arrangement. It is possible that any such client could trade ahead of or against the Fund based on the information such client receives in connection with its investment advisory arrangement with Lord Abbett. In addition, Lord Abbett’s investment advice to any client may be deemed to create a conflict of interest relative to other clients to the extent that it is possible that any client could trade against the interests of other clients based on Lord Abbett’s investment advice. To address this potential conflict, Lord Abbett has implemented procedures governing its provision of impersonal advice that are designed to (i) avoid communication of Lord Abbett’s intent or recommendations with respect to discretionary advice clients, and (ii) monitor the trading of impersonal advice clients to assess the likelihood of any adverse effects on discretionary advice clients.

Lord Abbett’s Compliance Department periodically reviews and evaluates Lord Abbett’s adherence to the above policies and procedures, including the existence of any conflicts of interest between the Fund on the one hand and Lord Abbett and its affiliates or affiliates of the Fund on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

Fund’s Portfolio Information Recipients. Attached as Appendix A is a list of the third parties that are eligible to receive portfolio holdings information pursuant to ongoing arrangements under the circumstances described above.

3.

Management of the Fund

The Board of Directors is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland.  The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board.  As discussed in the Fund’s Semiannual Report to Shareholders, the Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser.

Interested Directors

The following Directors are Partners of Lord Abbett and are “interested persons” of the Fund as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds,

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which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995; Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; Managing Partner of Lord Abbett (1996-2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner of Lord Abbett since 2007; Director of Marketing and Client Service of Lord Abbett (1990-2007).	N/A

Independent Directors

The following independent or outside Directors (“Independent Directors”) are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998-2000); Acting Chief Executive Officer of Courtroom Television Network  (1997–1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991–1997).

Currently serves as director of Crane Co. and Huttig Building Products Inc.

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O’Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998-2000).

Currently serves as director of WellPoint, Inc. (since 1994) and Lend Lease Corporation Limited (since 2005).

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Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000

Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002-2003); Chairman of Warburg Dillon Read, an investment bank (1999-2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997-1999); Chief Executive Officer of Dillon, Read & Co. (1994-1997).

Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1982	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979-1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis

Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Fund. All the officers of the Fund may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Fund	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1995	Senior Partner (since 2007) and Chief Executive Officer of Lord Abbett (since 1996); Managing Partner of Lord Abbett (1996-2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007); Director of Marketing and Client Service of Lord Abbett (1990-2007).

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer, joined Lord Abbett in 1997.

F. Thomas O’Halloran (1955)	Executive Vice President	Elected in 2001	Partner and Investment Manager, joined Lord Abbett in 2001.

James Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

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John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002-2003); attorney at Dechert LLP (2000-2002).

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Manager of Equity Trading, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007; formerly Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC.

Committees

The standing committees of the Board are the Audit Committee, the Proxy Committee, the Nominating and Governance Committee, and the Contracts Committee.

The Audit Committee is composed wholly of Directors who are not “interested persons” of the Fund. The members of the Audit Committee are Messrs. Bigelow, Calhoun, Hobbs, and Tullis. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Fund, and the quality and integrity of the Fund’s financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Fund’s independent registered public accounting firm and considering violations of the Fund’s Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met five times.

The Proxy Committee is composed of at least two Directors who are not “interested persons” of the Fund, and also may include one or more Directors who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three Independent Directors: Messrs. Bush and Neff, and Ms. Hill. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Fund; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met twice.

The Nominating and Governance Committee is composed of all the Directors who are not “interested persons” of the Fund. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as Independent Directors and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met five times. The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by the Fund’s shareholders to serve as an Independent Director. A shareholder who would like to recommend a candidate may write to the Fund.

The Contracts Committee consists of all Directors who are not “interested persons” of the Fund. The Contracts Committee conducts much of the factual inquiry undertaken by the Directors in connection with the Board’s annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor. The Contracts Committee held one formal meeting during the last fiscal year; in addition, members of the Committee conducted inquiries into the portfolio management approach and results of Lord Abbett, and reported the results of those inquiries to the Nominating and Governance Committee.

Compensation Disclosure

The following table summarizes the compensation for each of the directors/trustees of the Fund and for all Lord Abbett-sponsored funds.

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The second column of the following table sets forth the compensation accrued by the Fund for Independent Directors. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the independent directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.

Name of Director	For the Fiscal Year Ended July 31, 2007 Aggregate Compensation Accrued by the Fund(1)	For the Year Ended December 31, 2006 Total Compensation Paid by the Fund and Thirteen Other Lord Abbett-Sponsored Funds(2)

E. Thayer Bigelow	$2,440	$201,877
William H.T. Bush	$2,478	$187,877
Robert B. Calhoun, Jr.	$2,847	$209,877
Julie A. Hill	$2,534	$191,877
Franklin W. Hobbs	$2,580	$191,877
Thomas J. Neff	$2,528	$185,877
James L.L. Tullis*	$2,396	$152,748
C. Alan MacDonald**	N/A	$41,585

*Mr. Tullis became a Director of the Fund and a director/trustee of each of the other Lord Abbett-sponsored funds (except the Large Cap Growth Fund) as of March 23, 2006. He became a trustee of the Large Cap Growth Fund as of December 18, 2006.

** Mr. MacDonald retired effective March 31, 2006.

1.               Independent Directors’ fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its Independent Directors may be deferred at the option of a Director under an equity-based plan (the “equity-based plan”) that deems the deferred amounts to be invested in shares of the Fund for later distribution to the Directors. In addition, $25,000 of each Director’s retainer must be deferred and is deemed invested in shares of the Fund and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Directors are $377, $620, $2,847, $912, $2,580, $2,528, $724 and $0, respectively.

2.               The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2006, including fees directors/trustees have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each Director in the Fund and other Lord Abbett-sponsored funds as of December 31, 2006. The amounts shown include deferred compensation to the Directors deemed invested in fund shares. The amounts ultimately received by the Directors under the deferred compensation plan will be directly linked to the investment performance of the funds.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Lord Abbett-Sponsored Funds

Robert S. Dow	Over $100,000	Over $100,000
Daria L. Foster*	$10,001-$50,000	Over $100,000
E. Thayer Bigelow	$10,001-$50,000	Over $100,000
William H. T. Bush	$10,001-$50,000	Over $100,000
Robert B. Calhoun, Jr.	$10,001-$50,000	Over $100,000
Julie A. Hill	$1-$10,000	Over $100,000
Franklin W. Hobbs	$10,001-$50,000	Over $100,000
Thomas J. Neff	Over $100,000	Over $100,000
James L.L. Tullis**	$1- $10,000	$50,001-$100,000

*Ms. Foster became Director of the Fund as of September 14, 2006.

**Mr. Tullis became a Director of the Fund and a director/trustee of each of the other Lord Abbett-sponsored funds (except the Large Cap Growth Fund) as of March 23, 2006. He became a trustee of the Large Cap Growth Fund as of December 18, 2006.

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Code of Ethics

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund’s Code of Ethics which complies, in substance, with Rule 17j-1 under the Act and each of the recommendations of the Investment Company Institute’s Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from (1) investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, (2) profiting on trades of the same security within 60 days, (3) trading on material and non-public information, and (4) engaging in market timing activities with respect to the Lord Abbett sponsored funds. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

Proxy Voting

The Fund has delegated proxy voting responsibilities to the Fund’s investment adviser, Lord Abbett, subject to the Proxy Committee’s general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett’s proxy voting policies and procedures is attached as Appendix B.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available on the SEC’s website at www.sec.gov. The Fund also has made this information available, without charge, on Lord Abbett’s website at www.lordabbett.com.

4.

Control Persons and Principal Holders of Securities

As of November 2, 2007, the Fund’s officers and Directors, as a group, owned less than 1% of the Fund’s outstanding Class I shares. As of November 2, 2007, to the best of our knowledge, the following record holders held 5% or more of the Class I shares of the Fund:

Lord Abbett Alpha Strategy Fund	57.57%
90 Hudson Street
Jersey City, NJ 07302

NFS LLC FEBO	5.97%
Huntington Bank
7 East Oval, #EA4E70
Columbus, OH 43219-6010

NFS LLC FEBO	5.18%
FIIOC As Agent for Qualified Employees Benefit Plans
(401k) FINOPS-IC Funds
100 Magellan Way, KW1C
Covington, KY 41015-1987

5.

Investment Advisory and Other Services

Investment Adviser

As described under “Management” in the Prospectus, Lord Abbett is the Fund’s investment adviser. The following partners of Lord Abbett are also officers of the Fund:  Joan A. Binstock, Robert I. Gerber, Lawrence H. Kaplan, A. Edward Oberhaus III, and F. Thomas O’Halloran. Robert S. Dow and Daria L. Foster are partners of Lord Abbett and officers and Directors of the Fund. Mr. Dow is the senior partner of Lord Abbett and Ms. Foster is the managing partner of Lord Abbett. The other partners of Lord Abbett are Robert J. Ball, Bruce L. Bartlett, Michael R. Brooks, Zane E. Brown, Patrick J. Browne, John F. Corr, Sholom Dinsky, Milton Ezrati, Robert P. Fetch, Daniel H. Frascarelli, Kenneth G. Fuller, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Gerard S. E.

15

Heffernan, Jr., Charles F. Hofer, Cinda C. Hughes, Ellen G. Itskovitz, Jerald M. Lanzotti, Richard C. Larsen, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Vincent J. McBride, Paul L. McNamara, Robert J. Noelke, R. Mark Pennington, Walter H. Prahl, Michael L. Radziemski, Eli M. Salzmann, Harold E. Sharon, Douglas B. Sieg, Richard D. Sieling, Michael T. Smith, Jarrod R. Sohosky, Diane Tornejal, Christopher J. Towle, Edward K. von der Linde and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973

Under the Management Agreement between Lord Abbett and the Fund, the Fund is obligated to pay Lord Abbett to an annual management fee based on the Fund’s average daily net assets. The management fee is calculated daily and payable monthly as follows:

0.75% on the first $100 million of average daily net assets; and

0.50% on average daily net assets over $100 million.

This fee is based on the classes’ proportionate share of such average daily net assets.

For the fiscal years ended July 31, 2007, 2006, and 2005, Lord Abbett received management fees of $4,240,416, $4,574,653 and $5,015,336, respectively.

The Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, Independent Directors’ fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing Prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions. Although not obligated to do so, Lord Abbett may waive all or a part of its management fee and/or may assume other expenses of the Fund.

Administrative Services

Pursuant to an Administrative Services Agreement with the Fund, Lord Abbett provides certain administrative services not involving the provision of investment advice to the Fund. Under the Agreement, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04%. This fee is allocated among the classes of shares of the Fund based on average daily net assets.

The administrative service fees paid to Lord Abbett by the Fund for the fiscal years ended July 31, 2007, 2006 and 2005 are $319,234, $345,972 and $381,227, respectively.

Investment Managers

As stated in the Prospectus, Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of the Fund.

F. Thomas O’Halloran heads the team of the Fund and is primarily responsible for the day-to-day management of the Fund.

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The following table indicates for the Fund as of July 31, 2007:  (1) the number of other accounts managed by the investment manager who is primarily responsible for the day-to-day management of the Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)

Other Accounts Managed (# and Total Assets+)*
Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Developing Growth Fund	F. Thomas O’Halloran	2 / $128.2	0 / $0.0	6 / $105.1

+Total Assets are in millions.

*Included in the number of accounts and total assets are 0 accounts with respect to which the management fee is based on the performance of the account.

Conflicts of interest may arise in connection with the investment manager’s management of the investments of the Fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Fund. Moreover, Lord Abbett’s Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment manager’s management of the investments of the Fund and the investments of the other accounts referenced in the table above.

Compensation of Investment Managers

Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns and similar factors. Investment results are evaluated based on an assessment of the investment manager’s three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager’s assets under management, the

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revenues generated by those assets, or the profitability of the investment manager’s unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager’s profit-sharing account are based on a percentage of the investment manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Holdings of Investment Managers

The following table indicates for the Fund the dollar range of shares beneficially owned by the investment manager who is primarily responsible for the day-to-day management of the Fund, as of July 31, 2007. This table includes the value of shares beneficially owned by such investment manager through 401(k) plans and certain other plans or accounts, if any.

Dollar Range of Shares in the Fund
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000

Developing Growth Fund	F. Thomas O’Halloran							X

Principal Underwriter

Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Fund.

Custodian and Accounting Agent

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, is the Fund’s custodian. The custodian pays for and collects proceeds of securities bought and sold by the Fund and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Fund in foreign countries and to hold cash and currencies for the Fund. In accordance with the requirements of Rule 17f-5 under the Act, the Board has approved arrangements permitting the Fund’s foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates the Fund’s net asset value.

Transfer Agent

DST Systems, Inc., 210 West 10th St., Kansas City, MO 64106, serves as the transfer agent and dividend disbursing agent pursuant to a Transfer Agency Agreement for the Fund.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is the independent registered public accounting firm of the Fund and must be approved at least annually by the Fund’s Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Fund, including the examination of financial statements included in the Fund’s Annual Report to Shareholders.

6.

Brokerage Allocations and Other Practices

It is Lord Abbett’s and the Fund’s policy to obtain best execution on all portfolio transactions, which means that Lord Abbett seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers’ services. Consistent with obtaining best execution, the Fund may pay, as described below, a higher commission than some brokers might charge on the same transaction. The policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

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Normally, the selection of broker-dealers is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts — investment companies and other investment clients — managed by Lord Abbett. They are responsible for seeking best execution.

In transactions on stock exchanges in the United States, commissions are typically negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Fund’s portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

The Fund pays a commission rate that Lord Abbett believes is appropriate to give maximum assurance that the Fund’s brokers will provide the Fund, on a continuing basis, with the highest level of brokerage services available. While Lord Abbett does not always seek the lowest possible commissions on particular trades, Lord Abbett believes that the commission rates paid by the Fund are in line with the rates that many other institutions pay. Lord Abbett’s traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers. Such services include showing the Fund trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, providing proprietary research, confidential treatment, promptness and reliability. The value of these services may be viewed in terms of either a particular transaction or multiple transactions on behalf of one or more accounts managed by Lord Abbett.

While neither Lord Abbett nor the Fund obtains third party research services from brokers executing portfolio transactions for the Fund, some of these brokers may provide proprietary research services, at least some of which are useful to Lord Abbett in its overall responsibilities with respect to the Fund and the other accounts Lord Abbett manages. In addition, Lord Abbett purchases third party research with its own funds. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services may be used by Lord Abbett in servicing all of its accounts, and not all of such services will necessarily be used by Lord Abbett in connection with its management of the Fund. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with its management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with its advisory services to such other accounts. Lord Abbett cannot allocate research services received from brokers to any particular account; research services are not a substitute for Lord Abbett’s services but are supplemental to its own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into its investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of proprietary research services from brokerage firms has not reduced Lord Abbett’s normal research activities, the expenses of Lord Abbett could be increased if it attempted to generate such additional information through its own staff.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

Lord Abbett may seek to combine or “batch” purchases or sales of a particular security placed at or about the same time for similarly situated accounts, including the Fund, to facilitate “best execution” and to reduce other transaction costs, if relevant. Each account that participates in a particular batched order, including the Fund, will do so at the average share price for all transactions related to that order. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.

At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when an individually-managed account client directs it to use a particular broker for a trade (sometimes referred to as “directed accounts”), or when Lord Abbett is placing transactions for separately managed account programs (sometimes referred to as “wrap” or “SMA” programs). When it does not batch purchases and sales, Lord Abbett usually uses a rotation process for placing equity transactions on behalf of the different groups of accounts or products with respect to which transactions are communicated to the trading desk or placed at or about the same

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time. Generally, Lord Abbett will place trades first for transactions on behalf of the Lord Abbett funds and non-directed individually-managed institutional accounts, second for wrap programs, by program, and finally for directed accounts.

Total Brokerage Commissions Paid to Independent Broker-Dealers

For the fiscal years ended July 31, 2007, 2006 and 2005, the Fund paid total commissions on transactions of securities to independent broker dealers of $2,638,634, $2,752,624 and $2,992,848, respectively.

7.

Classes of Shares

The Fund offers investors different classes of shares. Only Class I shares are offered in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, Rule 18f-2 exempts the selection of the independent registered public accounting firm, the approval of a contract with a principal underwriter and the election of directors from the separate voting requirements.

The Fund’s By-Laws provide that the Fund shall not hold an annual meeting of its shareholders in any year unless the election of directors is required to be acted on by shareholders under the Act, or unless called by a majority of the Board or by shareholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. A special meeting may be held if called by the Chairman of the Board or President, by a majority of the Board of Directors, or by shareholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting.

8.

Purchases, Redemptions, Pricing, and Payments to Dealers

Information concerning how we value Fund shares is contained in the Prospectus under “Other Information for Fund Investors – Pricing of Fund Shares.”

The Fund’s Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. Please see the Prospectus under “Other Information for Fund Investors – Excessive Trading and Market Timing” for more information.

Under normal circumstances, we calculate the Fund’s net asset value as of the close of the New York Stock Exchange (“NYSE”) on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation.  The NYSE is closed on Saturdays and Sundays and on days when it observes the following holidays – New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may change its holiday schedule or hours of operation at any time.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows:  securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid, or, in the case of bonds, in the OTC market if, that market more accurately reflects the market value of the bonds.   Unlisted equity securities are valued at the last transaction price, or if there were no transactions that day, at the

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mean between the last bid and asked prices. OTC fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board as described in the Prospectus.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service as of the close of regular trading on the NYSE. If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board.

The net asset value per share for the Class I shares will be determined by taking the net assets and dividing by the number of Class I shares outstanding. Our Class I shares will be offered at net asset value.

Class I Share Exchanges. The Prospectus briefly describes the Telephone and Online Exchange Privileges. You may exchange some or all of your Class I shares for Class I shares of any Lord Abbett-sponsored funds currently offering Class I shares to the public. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made. We reserve the right to reject or restrict any purchase order or exchange request if the Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. We can revoke or modify the privilege for all shareholders upon 60 days’ written notice.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the NYSE is closed or trading on the NYSE is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits. Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares.  Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts.  At least 60 days’ prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Retirement Plans. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

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Purchases through Financial Intermediaries. The Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund or Lord Abbett Distributor. The Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent’s authorized designee, receives the order. The order will be priced at the Fund’s net asset value next computed after it is received by the Fund’s authorized agent, or if applicable, the agent’s authorized designee. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. As described in the Fund’s Prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, “Dealers”) in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of the date of this SAI, the Dealers to whom Lord Abbett or Lord Abbett Distributor has agreed to make revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to the Fund and/or other Lord Abbett Funds were as follows:

A.G. Edwards & Sons, Inc.	MetLife Securities, Inc.
AIG SunAmerica Life Assurance Company	Morgan Stanley DW, Inc.
Allstate Life Insurance Company	Nationwide Investment Services Corporation
Allstate Life Insurance Company of New York	PHL Variable Insurance Company
B.C. Ziegler and Company	Phoenix Life and Annuity Company
Bodell Overcash Anderson & Co., Inc.	Phoenix Life Insurance Company
Cadaret, Grant & Co., Inc.	Piper Jaffray & Co.
Citigroup Global Markets, Inc.	Protective Life Insurance Company
Edward D. Jones & Co., L.P.	RBC Dain Rauscher
Family Investors Company	Raymond James & Associates, Inc.
First SunAmerica Life Insurance Company	Raymond James Financial Services, Inc.
Hartford Life and Annuity Insurance Company	Sun Life Assurance Company of Canada
Hartford Life Insurance Company	Sun Life Insurance and Annuity Company of New York
James I. Black & Co.	The Travelers Insurance Company
Janney Montgomery Scott	The Travelers Life and Annuity Company
Linsco/Private Ledger Corp.	UBS Financial Services Inc.
Mass Mutual Life Investors Services, Inc.	Wachovia Securities, LLC
McDonald Investments Inc.
Merrill Lynch Life Insurance Company
Merrill Lynch, Pierce, Fenner & Smith Incorporated (and/or certain of its affiliates)

For more specific information about any revenue sharing payments made to your Dealer, you should contact your investment professional. See “Financial Intermediary Compensation” in the Fund’s Prospectus for further information.

The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients’ charges by the amount of fees the recordkeeper receives from mutual funds.

Thomas J. Neff, an Independent Director of the Fund, is a director of Hewitt Associates, Inc. and owns less than .01 of 1% of the outstanding shares of Hewitt Associates, Inc. Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $2.99 billion in revenue in fiscal 2007. Hewitt Associates LLC, a subsidiary of Hewitt Associates, Inc., may receive recordkeeping payments from the Fund and/or other Lord Abbett-sponsored funds. In the twelve months ended October 31, 2007, Hewitt Associates LLC received recordkeeping payments totaling approximately $512,123 from all of the Lord Abbett-sponsored Funds in the aggregate.

Redemptions in Kind. Under circumstances in which it is deemed detrimental to the best interests of the Fund’s

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shareholders to make redemption payments wholly in cash, the Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund’s net assets by a distribution in kind of readily marketable securities in lieu of cash. The Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

9.

Taxation of the Fund

The Fund has elected, qualified and intends to continue to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”).  If the Fund qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders.  If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level.  Assuming the Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year.  The Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

The Fund intends to declare and pay as dividends each year substantially all of its net income from investments. Dividends paid by the Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income; however, certain qualified dividend income that the Fund receives and distributes to an individual shareholder may be subject to a reduced tax rate of 15% (5% or less if the shareholder is in the 10% or 15% tax brackets) if the shareholder meets the general requirement of having held his or her Fund shares for more than 60 days during a certain specified time period, and the shareholder satisfies certain other requirements.

Dividends paid by the Fund from its net realized long-term capital gains that are designated by the Fund as “capital gain dividends” are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (5% or less for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year. You should also be aware that the benefits of the long-term capital gains and qualified dividend rates may be reduced if you are subject to the alternative minimum tax. Under current law, the reduced federal income tax rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. All dividends are taxable to you regardless of whether they are received in cash or reinvested in Fund shares.

The Fund’s net capital losses for any year cannot be passed through to you but can be carried forward for a period of up to eight years to offset the Fund’s capital gains in those years. To the extent capital gains are offset by such losses, they do not result in tax liability to a Fund and are not expected to be distributed to you as capital gain dividends.

Dividends paid by the Fund to corporate shareholders may qualify for the dividends-received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends-received deduction. The dividends-received deduction may be limited if you incur indebtedness to acquire Fund shares, and may result in reduction to the basis of your shares in the Fund if the dividend constitutes an extraordinary dividend at the Fund level.

Distributions paid by the Fund that do not constitute dividends because they exceed the Fund’s current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. However, a distribution declared as of a record date in October, November, or December of any year and paid during the following January is treated as received by shareholders on December 31 of the year in which it is declared. The Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to realized or

23

unrealized appreciation in the Fund’s portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to you even if the net asset value of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of any capital gain dividends received with respect to such shares. Losses on the sale of Fund shares may be disallowed if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares in the Fund (including pursuant to reinvestment of dividends and/or capital gain distributions).

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares unless the acquisition of the Fund shares was debt financed. However, in the case of Fund shares held through a non-qualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of Fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in the Fund, whether such plan is qualified or not, generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the Internal Revenue Service. A shareholder who fails to make the required disclosure may be subject to substantial penalties.

Certain investment practices that the Fund may utilize, such as investing in options, futures, forward contracts, short sales, swaps, foreign currency, or foreign entities classified as “passive foreign investment companies” for U.S. tax purposes, may affect the amount, character, and timing of the recognition of gains and losses by the Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

The Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. It is generally expected that the Fund will not be eligible to pass through to you the ability to claim a federal income tax credit or deduction for foreign income tax credit or deduction for foreign income taxes paid by the Fund.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemptions (“backup withholding”). Generally, you will be subject to backup withholding if the Fund does not have your certified Social Security Number or other Taxpayer Identification Number on file, or, to the Fund’s knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your Social Security Number or other Taxpayer Identification Number is correct and that you are not otherwise subject to backup withholding.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to shareholders who are subject to U.S. federal income tax, hold their shares as capital assets, and are U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal

24

income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund for taxable years of the Fund commencing prior to January 1, 2008, only if the Fund chooses to make a specific designation relating to such dividends), and the applicability of U.S. gift and estate taxes. While the Fund does not expect Fund shares to constitute U.S. real property interests, a portion of the Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. In such case, a non-U.S. shareholder may be required to file a U.S. federal income tax return to report such gain and may be subject to U.S. federal withholding tax. Non-U.S. shareholders should consult their own tax advisers on these matters.

Because everyone’s tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

10.

Underwriter

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Fund. The Fund has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor’s judgment, a substantial distribution can be obtained by reasonable efforts.

11.

Financial Statements

The financial statements incorporated herein by reference from Lord Abbett Developing Growth Fund, Inc.’s 2007 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

25

APPENDIX A

FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that are eligible to receive portfolio holdings or related information pursuant to ongoing arrangements under the circumstances described above under Investment Policies – Policies and Procedures Governing Disclosure of Portfolio Holdings:

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**
ABN-AMRO Asset Management		Monthly
ACS HR Solutions (Formerly Mellon Employee Benefit Solutions)		Monthly
ADP Retirement Services		Monthly
AG Edwards		Monthly
AIG SunAmerica		Monthly
Allstate Life Insurance Company		Monthly
Alpha Investment Consulting Group LLC		Monthly
Ameriprise (Formerly American Express Retirement Services)		Monthly
American United Life Insurance Company		Monthly
AMG Data Services		Monthly
Amivest Capital Management		Monthly
Amvescap Retirement		Monthly
AON Consulting		Monthly
Asset Performance Partners		Monthly
Asset Strategies Portfolio Services, Inc.		Monthly
AXA Financial Services		Monthly
B. Riley & Company, Inc.		Monthly
Bank of America Corporation		Monthly
Bank of America Securities		Monthly
Bank of New York		Monthly
Bank of Oklahoma		Monthly
Bank One		Monthly
B.C. Ziegler		Monthly
Bear Stearns & Company, Inc.		Monthly
Becker, Burke Associates	Monthly	Monthly
Bell GlobeMedia Publishing Co.	Monthly
Bellwether Consulting		Monthly
Berthel Schutter	Monthly	Monthly
Bloomberg L.P.	Daily
Branch Bank and Trust		Monthly
Brown Brothers Harriman		Monthly
Buck Consultants, Inc.		Monthly
Callan Associates Inc.	Monthly	Monthly
Cambridge Associates LLC		Monthly
Cambridge Financial Services		Monthly
Charles Schwab & Co		Monthly
Chicago Trust Company		Monthly
CIBC Oppenheimer		Monthly
Citigroup/The Yield Book, Inc.	Daily
CitiStreet Retirement Services		Monthly

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**
CJS Securities, Inc.	Daily	Monthly
CL King & Associates	Monthly	Monthly
Clark Consulting		Monthly
Columbia Funds		Monthly
Columbia Management Group		Monthly
Columbia Trust Company		Monthly
Concord Advisory Group Ltd.	Monthly	Monthly
Consulting Services Group, LP		Monthly
Copic Financial		Monthly
CPI Qualified Plan Consultants		Monthly
CRA RogersCasey	Monthly	Monthly
Credit Suisse		Monthly
Curcio Webb	Monthly	Monthly
D.A. Davidson		Monthly
Dahab Assoc.		Monthly
Daily Access		Monthly
Defined Contribution Advisors, Inc.		Monthly
Delaware Investment Advisors		Monthly
Deloitte & Touche LLP	Annually
Demarche Associates, Inc.		Monthly
DiMeo Schneider & Associates		Monthly
Directed Services, Inc.		Monthly
Disabato Associates, Inc.		Monthly
Diversified Investment Advisors, Inc.		Monthly
Dover Consulting		Monthly
EAI		Monthly
Edward Jones		Monthly
Ennis, Knupp & Associates		Monthly
Factset Research Systems, Inc.	Daily
Federated Investors		Monthly
Fidelity Capital Technology		Daily
Fidelity Investments		Monthly
Fifth Third Bank		Monthly
First Mercantile Trust Co.		Monthly
FleetBoston Financial Corp.		Monthly
Franklin Templeton		Monthly
Freedom One Investment Advisors		Monthly
Freedom One Financial Group	Monthly
Frost Bank		Monthly
Fuji Investment Management Co., Ltd.		Monthly
Fund Evaluation Group, Inc.		Monthly
Goldman Sachs & Co.		Monthly
Great West Life and Annuity Insurance Company		Monthly
Greenwich Associates		Monthly
Guardian Life Insurance		Monthly
Hartford Life Insurance Company		Monthly
Hartland & Co.		Monthly
Hewitt Financial Services, LLC		Monthly

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**
Hewitt Investment Group		Monthly
Highland Consulting Associates, Inc.		Monthly
Hoefer and Arnett, Inc.		Monthly
Holbien Associates, Inc.		Monthly
Horace Mann Life Insurance Company		Monthly
HSBC		Monthly
ICMA Retirement Corp.		Monthly
Indie Research, LLC	As needed
ING Fund Services, LLC	As needed
Institutional Shareholder Services, Inc.	Monthly	Monthly
Interactive Data Corporation (pricing vendor)		Daily
Intuit		Monthly
INVESCO Retirement Services		Monthly
Invesmart		Monthly
Investment Consulting Services, LLC		Monthly
Invivia		Monthly
Iron Capital Advisors		Monthly
Janney Montgomery Scott LLC		Monthly
Jefferson National Life Insurance Company		Monthly
Jeffrey Slocum & Associates, Inc.	Monthly	Monthly
Jeffries & Co., Inc.	Monthly	Monthly
JP Morgan Fleming Asset Management		Monthly
JP Morgan Investment Management		Monthly
JP Morgan Securities, Inc.		Monthly
Kaufman Brothers, LP		Monthly
Keybanc Capital Markets		Monthly
Kirkpatrick & Lockhart LLP (counsel to Lord, Abbett & Co. LLC)	Upon Request
Kmotion, Inc.	Monthly
Knight Equity Markets, LP		Monthly
LCG Associates, Inc.		Monthly
Legacy Strategic Asset Mgmt. Co.		Monthly
Legg Mason		Monthly
Lincoln Financial		Monthly
LPL Financial Services		Monthly
MacGregor Group, Inc.	Upon Request
Manulife Financial		Monthly
Marco Consulting Group	Monthly	Monthly
Marquette Associates, Inc.		Monthly
MassMutual Financial Group		Monthly
McDonald		Monthly
Meketa Investment Group		Monthly
Mellon Human Resources & Investor Solutions		Monthly
Mercer HR Services		Monthly
Mercer Investment Consulting		Monthly
Merrill Corporation LLC	As Needed	Monthly
Merrill Lynch		Monthly
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Monthly

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**
MetLife		Monthly
MetLife Investors		Monthly
MFS Retirement Services, Inc.		Monthly
MFS/Sun Life Financial Distributors, Inc.		Monthly
Midland National Life		Monthly
M & I Investment Management Corporation		Monthly
Milliman & Robertson Inc.		Monthly
Minnesota Life Insurance Company		Monthly
ML Benefits & Investment Solutions		Monthly
Monroe Vos Consulting Group, Inc.		Monthly
Morgan Keegan		Monthly
Morgan Stanley Dean Witter		Monthly
MorganStanley		Monthly
Morningstar Associates, Inc.		Monthly
Morningstar, Inc.		Monthly
Natexis Bleichroeder, Inc.	Upon Request	Monthly
National City Bank		Monthly
Nationwide Financial		Monthly
NCCI Holdings, Inc.		Monthly
New England Pension Consultants		Monthly
The Newport Group		Monthly
Newport Retirement Services, Inc.		Monthly
New York Life Investment Management		Monthly
Nock, Inc.	Daily
Nordstrom Pension Consulting		Monthly
NY Life Insurance Company		Monthly
Oxford Associates		Monthly
Palmer & Cay Investment Services		Monthly
Paul L. Nelson & Associates		Monthly
Pension Consultants, Inc.		Monthly
PFE Group		Monthly
PFM Group		Monthly
PFPC, Inc.		Monthly
Phoenix Life Insurance Company		Monthly
Pierce Park Group		Monthly
Piper Jaffray/ USBancorp		Monthly
Piper Jaffray & Co.		Monthly
PNC Advisors		Monthly
Portfolio Evaluations, Inc.		Monthly
Princeton Financial Systems, Inc.	Upon Request
Princeton Retirement Group, Inc.		Monthly
Principal Financial		Monthly
Protective Life Corporation		Monthly
Prudential Financial		Monthly
Prudential Investments		Monthly
Prudential Securities, Inc.		Monthly
Putnam Fiduciary Trust Company (Mercer HR)	Monthly

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**
Putnam Investments		Monthly
Quant Consulting		Monthly
R.V. Kuhns & Associates, Inc.		Monthly
Raymond James & Associates		Monthly
Raymond James Financial, Inc.		Monthly
RBC Capital Markets	Upon Request
RBC Dain Rauscher		Monthly
Robert W. Baird, Inc.	Upon Request	Monthly
Rocaton Investment Advisors, LLC	Monthly	Monthly
Ron Blue & Co.		Monthly
Roszel Advisors, LLC		Monthly
Russell Investment Group		Monthly
Scudder Investments		Monthly
Segal Advisors		Monthly
SEI Investment		Monthly
SG Constellation LLC	Upon Request	Monthly
Shields Associates		Monthly
Sidoti & Company, LLC	Upon Request	Monthly
Smith Barney		Monthly
Spagnola-Cosack, Inc.		Monthly
Standard & Poor’s		Monthly
Stanton Group		Monthly
State Street Bank & Trust Co.	Monthly	Monthly
Stearne, Agee & Leach		Monthly
Stephen’s, Inc.		Monthly
Stifel Nicolaus		Monthly
Strategic Advisers, Inc.	Monthly
Strategic Investment Solutions		Monthly
Stratford Advisory Group, Inc.		Monthly
Summit Strategies Group		Monthly
Sungard Expert Solutions, Inc.	Daily
Sun Life Financial Distributors, Inc.		Monthly
T. Rowe Price Associates, Inc.		Monthly
TD Asset Management		Monthly
The 401k Company		Monthly
The Carmack Group, Inc.		Monthly
The Managers Fund		Monthly
The Robbins Group, LLC		Monthly
The Vanguard Group		Monthly
Thomas Weisel Partners, Group		Monthly
TIAA-CREF Individual & Institutional Services, LLC		Monthly
Towers Perrin		Monthly
Transamerica Retirement Services		Monthly
Travelers Life & Annuity Company		Monthly
UBS- Prime Consulting Group		Monthly
UMB Bank		Monthly
Union Bank of California		Monthly
US Bank		Monthly

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**
USI Retirement		Monthly
Valic		Monthly
Vanguard		Monthly
Victory Capital Management		Monthly
Vestek Systems, Inc.	Monthly
Wachovia Bank		Monthly
Wachovia Capital Markets, LLC		Monthly
Wall Street Source	Daily
Watson Wyatt Worldwide	Monthly	Monthly
Welch Hornsby		Monthly
Wells Fargo		Monthly
William Blair & Co.		Monthly
William M. Mercer Consulting Inc.		Monthly
William O’Neil		Monthly
Wilmer Cutler Pickering Hale and Dorr LLP	Upon Request
Wilshire Associates Incorporated		Monthly
Wyatt Investment Consulting, Inc.		Monthly
Yanni Partners		Monthly

*            The Fund may provide its portfolio holdings to (a) third parties that render services to the Fund relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.) as appropriate to the service being provided to the Fund, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a monthly or calendar quarterly basis for the sole purpose of performing their own analyses with respect to the Fund within one day following each calendar period-end.

**     The Fund may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of the largest portfolio positions, and/or portfolio performance attribution information to certain Financial Intermediaries one day following each period-end.

APPENDIX B

October 25, 2007

LORD, ABBETT & CO. LLC

PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett’s Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Chief Administrative Officer for the Investment Department, the Firm’s Chief Investment Officer and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team’s portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company’s management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained RiskMetrics Group, formerly Institutional Shareholder Services (“RMG”), to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds’ Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Lord Abbett is a privately-held firm, and we conduct only one business:  we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett’s proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds’ Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under “Specific Procedures for Potential Conflict Situations”. If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of RMG. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of RMG.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

Situation 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

Lord Abbett will compile a list of all publicly held companies where an Independent

Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a “Fund Director Company”). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of RMG, then Lord Abbett shall bring that issue to the Fund’s Proxy Committee for instructions on how to vote that proxy issue.

The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund’s Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

Situation 2. Lord Abbett has a Significant Business Relationship with a Company.

Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a “Relationship Firm”). A “significant business relationship” for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds’ total (i.e., gross) dollar amount of shares sold for the last 12 months; (b) a firm which is a sponsor firm with respect to Lord Abbett’s Separately Managed Account  business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class I shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund’s Proxy Committee and shall seek voting instructions from the Fund’s Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of RMG.

SUMMARY OF PROXY VOTING GUIDELINES

Lord Abbett generally votes in accordance with management’s recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

Election of Directors

Lord Abbett will generally vote in accordance with management’s recommendations on the election of directors. However, votes on director nominees are made on a case-by- case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors’ investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest. We generally will vote in favor of separation of the Chairman and CEO functions when management supports such a requirement, but we will make our determination to vote in favor of or against such a proposed requirement on a case-by-case basis.

There are some actions by directors that may result in votes being withheld.

B-2

These actions include, but are not limited to:

1)                                      Attending less than 75% of board and committee meetings without a valid excuse.

2)                                      Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

3)                                      Failing to act on takeover offers where a majority of shareholders tendered their shares.

4)                                      Serving as inside directors and sit on an audit, compensation, stock option, nominating or governance committee.

5)                                      Failing to replace management as appropriate.

We will generally vote in favor of proposals requiring that directors be elected by a majority of the shares represented and voting at a meeting at which a quorum is present, although special considerations in individual cases may cause us to vote against such a proposal. We also will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

Incentive Compensation Plans

We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case-by-case basis. We use RMG for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

1)                                      The stock’s volatility, to ensure the stock price will not be back in the money over the near term.

2)                                      Management’s rationale for why the repricing is necessary.

3)                                      The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

4)                                      Other factors, such as the number of participants, term of option, and the value for value exchange.

B-3

In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies’ compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

Shareholder Rights

Cumulative Voting

We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Supermajority Voting

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

Takeover Issues

Votes on mergers and acquisitions must be considered on a case-by-case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of the company’s voting stock. Restructuring proposals will also be evaluated on a case-by-case basis following the same guidelines as those used for mergers.

Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1)                                      Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

B-4

2)                                      Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3)                                      Shareholder Rights Plans (so-called “Poison Pills”), usually “blank check” preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case-by-case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4)                                      “Chewable Pill” provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally “Chewable Pill” provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

•                  Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

•                  No dead-hand or no-hand pills.

•                  Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

•                  Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

Social Issues

It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

LADGF-I-15

B-5

LORD ABBETT DEVELOPING GROWTH FUND, INC.

PART C

OTHER INFORMATION

This Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A relates to Class A, B, C, F, I, P, R2 and R3 shares of the Registrant.

Item 23.	Exhibits.

(a)	Articles of Incorporation.

(i) Articles of Restatement dated May 27, 1998. Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed on May 29, 1998.

(ii) Articles Supplementary dated June 26, 2000. Incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed on November 25, 2003.

(iii)

Articles Supplementary to Articles of Incorporation dated July 31, 2007. Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A filed on September 13, 2007.

(iv)

Articles Supplementary to Articles of Incorporation dated August 30, 2007. Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A filed on September 13, 2007.

(b)	By-Laws.

(i) By-Laws of the Registrant (as amended effective January 25, 2007). Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A filed on September 14, 2007.

(c)	Instruments Defining Rights of Security Holders. Not applicable.

(d)	Investment Advisory Contracts. Management Agreement incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed on November 25, 2003.

(e)	Underwriting Contracts. Distribution Agreement incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on May 25, 2001.

(f)

Bonus or Profit Sharing Contracts. Equity Based Plans for Non-Interested Person Directors and Trustees of Lord Abbett Funds incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on May 25, 2001.

(g)

Custodian Agreement and updated Exhibit A dated June 29, 2006 including all amendments. Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A filed on November 28, 2006.

(h)	Other Material Contracts.

(i)

Administrative Services Agreement dated December 12, 2002 with all amendments. Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A filed on November 28, 2006.

(ii)

Transfer Agency Agreement dated July 1, 2004 including all amendments. Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A filed on November 28, 2006.

(i)	Legal Opinion. Opinion of Wilmer Cutler Pickering Hale and Dorr LLP. Filed herein.

(j)	Other Opinion. Consent of Deloitte & Touche LLP. Filed herein.

(k)	Omitted Financial Statements. Incorporated by reference to the Registrant’s 2007 Annual Report to Shareholders on Form N-CSR filed on October 5, 2007.

(l)	Initial Capital Agreement. Incorporated by reference.

(m)	Rule 12b-1 Plans.

Amended & Restated Joint Rule 12b-1 Distribution Plan and Agreement for Lord Abbett Family of Funds dated August 10, 2007 including updated Schedule A. Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A filed on September 13, 2007.

(n)	Rule 18f-3 Plan.

Amended and Restated Plans as of August 10, 2007 pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 with updated Schedule A dated August 10, 2007. Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A filed on September 13, 2007.

(o)	Reserved.

(p)	Code of Ethics dated October 2007. Filed herein.

Item 24.	Persons Controlled by or Under Common Control with the Fund.
None.

Item 25.	Indemnification.

The Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2–418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers.

The general effect of this statute is to protect officers, directors, and employees of the Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statute provides for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case places conditions under which indemnification will be permitted, including requirements that the officer, director, or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-Laws of the Registrant, without limiting the authority of the Registrant to indemnify any of its officers, employees, or agents to the extent consistent with applicable law, makes the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2–418 of the Maryland Code and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

In referring in its By-Laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2–418 of the Maryland Code and Section 17(h) of the Investment Company Act of 1940, the Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2–418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-Laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), Registrant understands that it would be required under its By-Laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (“indemnitee”) was not liable to the Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”) or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither “interested persons” (as defined in the Investment Company Act of 1940) of the Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, the Registrant will make advances of attorneys’ fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non- interested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, the Registrant maintains a directors’ and officers’ errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26.	Business and Other Connections of the Investment Adviser.

	(a)	Adviser – Lord, Abbett & Co. LLC

Lord, Abbett & Co. LLC is the investment adviser of the Registrant and provides investment management services to the Lord Abbett Family of Funds and to various pension plans, institutions and individuals. Lord Abbett Distributor LLC, a limited liability company, serves as its distributor and principal underwriter.

	(b)	Partners

Set forth below is information relating to the business, profession, vocation or employment of a substantial nature that each partner of the adviser, is or has been engaged in within the last two fiscal years for his/her own account in the capacity of director, officer, employee, partner or trustee of Lord Abbett. The principal business address of the following persons is c/o Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302-3973.

Robert Ball, Bruce Bartlett, Joan A. Binstock , Michael Brooks, Zane E. Brown, Patrick Browne, John Corr, Sholom Dinsky, Robert S. Dow, Milton Ezrati, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Kenneth G. Fuller, Robert I. Gerber, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Gerard Heffernan, Jr., Charles Hofer, Cinda Hughes, Ellen G. Itskovitz, Lawrence H. Kaplan, Jerald Lanzotti, Richard Larsen, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Vincent J. McBride, Paul McNamara, Robert J. Noelke, A. Edward Oberhaus III, F. Thomas O’Halloran, R. Mark Pennington, Walter H. Prahl, Michael Radziemski, Eli M. Salzmann, Harold E. Sharon, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Jarrod Sohosky, Diane Tornejal, Christopher J. Towle, Edward K. von der Linde, and Marion Zapolin.

Item 27.	Principal Underwriters.

Lord Abbett Distributor LLC serves as principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the following registered open-end investment companies sponsored by Lord, Abbett & Co. LLC:

	(a)	Lord Abbett Affiliated Fund, Inc.
Lord Abbett Blend Trust
Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Global Fund, Inc.
Lord Abbett Investment Trust
Lord Abbett Large-Cap Growth Fund
Lord Abbett Mid-Cap Value Fund, Inc.
Lord Abbett Municipal Income Fund, Inc.
Lord Abbett Municipal Income Trust

Lord Abbett Research Fund, Inc.
Lord Abbett Securities Trust
Lord Abbett Series Fund, Inc.
Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

(b)	Lord Abbett Distributor LLC is a wholly-owned subsidiary of Lord, Abbett & Co. LLC. The principal officers of Lord Abbett Distributor LLC are:

Name and Principal	Positions and Offices with	Positions and Offices
Business Address*	Lord Abbett Distributor LLC	with the Registrant

Robert S. Dow	Chief Executive Officer	Chairman and Chief Executive Officer
Lawrence H. Kaplan	General Counsel	Vice President and Secretary
Marion Zapolin	Chief Financial Officer	Not Applicable
John K. Forst	Deputy General Counsel	Vice President and Assistant Secretary
James W. Bernaiche	Chief Compliance Officer	Chief Compliance Officer

*	Each officer has a principal business address of:
90 Hudson Street, Jersey City, New Jersey 07302

(c) Not applicable.

Item 28.	Location of Accounts and Records.

Registrant maintains the records required by Rules 31a-1(a) and (b) and 31a-2(a) under the Investment Company Act of 1940, as amended (the “1940 Act”), at its main office.

Lord, Abbett & Co. LLC maintains the records required by Rules 31a-1(f) and 31a-2(e) under the 1940 Act at its main office.

Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of Registrant’s Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3 under the 1940 Act.

Item 29.	Management Services.

None.

Item 30.	Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey as of the 28th day of November, 2007.

LORD ABBETT DEVELOPING
GROWTH FUND, INC.

BY:	/s/ Lawrence B. Stoller
Lawrence B. Stoller
Vice President and Assistant Secretary

BY:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Robert S. Dow*	Chairman, Chief Executive	November 28, 2007
Robert S. Dow	Officer and Director

/s/ Daria L. Foster*	President and Director	November 28, 2007
Daria L. Foster

/s/ E. Thayer Bigelow*	Director	November 28, 2007
E. Thayer Bigelow

/s/ William H. T. Bush*	Director	November 28, 2007
William H. T. Bush

/s/ Robert B. Calhoun, Jr. *	Director	November 28, 2007
Robert B. Calhoun, Jr.

/s/ Julie A. Hill*	Director	November 28, 2007
Julie A. Hill

/s/ Franklin W. Hobbs*	Director	November 28, 2007
Franklin W. Hobbs

/s/ Thomas J. Neff*	Director	November 28, 2007
Thomas J. Neff

/s/ James L .L. Tullis*	Director	November 28, 2007
James L. L. Tullis

*BY:	/s/ Lawrence B. Stoller
Lawrence B. Stoller
Attorney-in-Fact*

POWER OF ATTORNEY

Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Lawrence H. Kaplan, Lawrence B. Stoller and John K. Forst, each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all Registration Statements of each Fund enumerated on Exhibit A hereto for which such person serves as a Director/Trustee (including Registration Statements on Forms N-1A and N-14 and any amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Robert S. Dow	Chairman, CEO	October 25, 2007
Robert S. Dow	and Director/Trustee

/s/ Daria L. Foster	President and	October 25, 2007
Daria L. Foster	Director/Trustee

/s/ E. Thayer Bigelow	Director/Trustee	October 25, 2007
E. Thayer Bigelow

/s/ William H. T. Bush	Director/Trustee	October 25, 2007
William H. T. Bush

/s/ Robert B. Calhoun, Jr.	Director/Trustee	October 25, 2007
Robert B. Calhoun, Jr.

/s/ Julie A. Hill	Director/Trustee	October 25, 2007
Julie A. Hill

/s/ Franklin W. Hobbs	Director/Trustee	October 25, 2007
Franklin W. Hobbs

/s/ Thomas J. Neff	Director/Trustee	October 25, 2007
Thomas J. Neff

/s/ James L .L. Tullis	Director/Trustee	October 25, 2007
James L. L. Tullis

EXHIBIT A

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Blend Trust

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.

Lord Abbett Investment Trust

Lord Abbett Large-Cap Growth Fund

Lord Abbett Mid-Cap Value Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett Municipal Income Trust

Lord Abbett Research Fund, Inc.

Lord Abbett Securities Trust

Lord Abbett Series Fund, Inc.

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.